Exhibit 7

IN THE MATTER OF

AN APPLICATION BY

KINDER MORGAN, INC. AND

0731297 B.C. Ltd.

FOR THE ACQUISITION OF COMMON SHARES

OF TERASEN INC.

DECISION

November 10, 2005

Before:

R.H. Hobbs, Chair

L.A. Boychuk, Commissioner

R.W. Whitehead, Commissioner

TABLE OF CONTENTS

Page No.

1.0

INTRODUCTION

1

1.1

The Application

1

1.2

Corporate Background

1

1.2.1   Kinder Morgan, Inc.

1

1.2.2   Terasen and the Terasen Utilities

3

1.3

Procedural Orders and Hearing Process

6

2.0

SUMMARY OF THE TRANSACTION

9

3.0

PUBLIC CONSULTATION AND COMMENT

13

3.1

Applicant’s Consultation Process

13

3.2

Public Comments to the Commission

13

4.0

LEGAL CONTEXT

16

4.1

General Authority of the BCUC

16

4.2

Applicable Section of the UCA to this Proceeding

16

4.3

Issues Applicable under Section 54 of the UCA

18

4.3.1   Previous Commission Decisions

18

4.3.2   Views of the Parties

19

4.3.3   Commission Panel Determination

21

4.4

Review Process and Sufficiency of Evidence

24

5.0

REVIEW OF RELEVANT ISSUES

27

5.1

Introduction

27

5.2

KMI’s Financing Ability

27

5.2.1   Views of the Parties

27

5.2.2   Commission Panel Determination

32

5.3

Impact on Existing Covenants

34

5.4

Conduct of Utility Business and Customer Service

35

5.4.1   Views of the Parties

35

5.4.2   Commission Panel Determination

37

TABLE OF CONTENTS

Page No.

5.5

Compliance with Appropriate Enactments and Regulations

39

5.6

Structural Integrity of Assets

40

5.6.1   Views of the Parties

40

5.6.2   Commission Panel Determination

42

6.0

SUMMARY OF ASSURANCES MADE BY THE APPLICANT

43

7.0

COMMISSION DECISION, CONDITIONS AND DIRECTIONS

47

7.1

Approval of the Transaction

47

7.2

Conditions

49

7.2.1   Ring-Fencing

49

7.2.2   Governance

50

7.2.3   Location of Functions and Data

50

7.3

Directions

50

COMMISSION ORDER NO. G-116-05

APPENDICES

APPENDIX A

Appearances
APPENDIX B

List of Exhibits

1.0

INTRODUCTION

1.1

The Application

On August 17, 2005, Kinder Morgan, Inc. (“KMI” or “Kinder Morgan”) and 0731297 B.C.  Ltd. (“Subco”) (collectively the “Kinder Morgan Companies”) applied to the British Columbia Utilities Commission (the “Commission” or the “BCUC”) pursuant to Section 54 of the Utilities Commission Act (the “Act” or the “UCA”) for approval of the acquisition by the Kinder Morgan Companies of the common shares of Terasen Inc. (“Terasen”) (Exhibit B-1). The acquisition of the shares of Terasen (“the Transaction”) will cause KMI to have indirect control of Terasen Gas Inc. (“TGI”), Terasen Gas (Vancouver Island) Inc. (“TGVI”), Terasen Gas (Squamish) Inc. (“TGS”), Terasen Gas (Whistler) Inc. (“TGW”), and Terasen Multi-Utilities Services Inc. (“TMUS”). Each of TGI, TGVI, TGW and TMUS are wholly-owned subsidiaries of Terasen.  TGI owns all of the outstanding shares of TGS and TGS is an indirect wholly-owned subsidiary of Terasen.  Each of TGI, TGVI, TGS, TGW and TMUS (collectively, the “Terasen Utilities”) are public utilities regulated by the Commission.  Terasen also owns all of the outstanding shares of Terasen Pipelines (Trans Mountain) Inc. (“TM”).  TM is not regulated by the BCUC, but rather by the National Energy Board.  TM owns all of the outstanding shares of Terasen Pipelines (Jet Fuel) Inc. (“TPJF”). While the tolls of TPJF are regulated by the BCUC, TPJF is not a “public utility” as that term is defined in the UCA and the provisions of Section 54 of the UCA are not applicable to TPJF.

1.2

Corporate Background

1.2.1   Kinder Morgan, Inc.

KMI is a U.S. energy storage and transportation company. KMI operates either for itself or on behalf of Kinder Morgan Energy Partners, L.P. (“KMP”), over 30,000 miles of natural gas and petroleum products pipelines.  KMI’s businesses are conducted through the following business segments:

•

An interstate natural gas pipeline system covering Illinois, Iowa, Wisconsin, Indiana, Missouri, Arkansas, Nebraska and Texas;

•

Retail natural gas distribution systems in Colorado, Nebraska and Wyoming (as well as a small distribution system in Hermosillo, Mexico); and

•

Power generation facilities in Michigan and Colorado.

KMI owns the general partner of, and has a significant limited partner interest in, KMP, a publicly traded pipeline limited partnership in the U.S. KMP’s common units are listed on the New York Stock Exchange under the ticker symbol “KMP.”  KMP owns and/or operates a diverse group of assets used in the transportation, storage and processing of energy products throughout the U.S, including product pipelines (gasoline, diesel fuel, jet fuel and natural gas liquids); natural gas pipelines and storage facilities; CO2 production and transportation; oil fields and a crude oil pipeline system; and liquid and bulk terminal facilities and rail transloading and materials handling facilities.

KMI also owns, directly or indirectly, all of the voting stock of Kinder Morgan Management, LLC (“KMR”).  KMR’s assets consist of a small amount of working capital and its limited partner interest in KMP.

KMP owns a 49.8 percent undivided joint venture co-ownership interest in the Cochin Pipeline System (“CPS”).  The CPS is operated in Canada under the name Cochin Pipe Lines, Ltd. and in the U.S. under the name Dome Pipeline Corporation. The remaining 50.2 percent interest in CPS is indirectly owned by BP Canada, which in turn is ultimately controlled by BP p.l.c.  By the terms of the joint venture, BP Canada is the operator of CPS.  With the exception of this interest in the CPS, KMI and KMP do not own or control any assets or businesses in Canada.

For the fiscal year ended December 31, 2004, KMI reported the following consolidated financial results:

(US$ million)
Total Assets	$10,117
Operating Revenues	$1,165
Operating Income	$398
Net Income	$522 (Note1)

(Note 1) Net Income is greater than Operating Income because
KMI’s interest in KMP is reflected as an equity investment on
KMI’s income statement below the operation income line.

As at July 22, 2005 KMI had approximately 122.5 million Common Shares outstanding (excluding shares held in treasury).  The common shares of KMI are listed for trading on the New York Stock Exchange under the symbol “KMI”. KMI’s executive offices are located in Houston, Texas.  Further information respecting KMI is contained in Schedules 2 through 4 of Exhibit B-1.

1.2.2

Terasen and the Terasen Utilities

Formerly known as BC Gas Inc.  prior to a name change in 2003, Terasen is a non-regulated holding company created in 1993 to provide energy transportation and utility infrastructure management services.  Terasen does not generate any taxable income (Exhibit B-9, Response to MEMPR IR No. 1, p. 13).

Terasen has two base businesses of natural gas distribution and petroleum transportation, and is also involved in water and utility services.  The principal business segments of Terasen are:

(a)

Gas Distribution: The natural gas distribution subsidiaries of Terasen (TGI, TGVI, and TGS) distribute natural gas throughout most of those parts of B.C.  that have natural gas service. Propane is also distributed in Revelstoke (owned and operated by TGI) and Whistler, B.C. (owned and operated by TGW).

(b)

Petroleum Transportation: Terasen is engaged in the petroleum transportation business through its subsidiary TM and the subsidiaries and affiliates of TM.  TM operates four pipeline systems.  The Trans Mountain system transports crude oil and refined petroleum products from Edmonton to Burnaby and transports crude oil to several refineries in Washington State.  The Corridor system is a dual pipeline system that transports diluted bitumen and diluent between the Muskeg River mine near Fort McMurray and the upgrader of Shell Oil north of Edmonton.  TM also owns a one third interest in the Express Pipeline System and the Platte Pipeline system which transport crude oil from Hardisty, Alberta to the Rocky Mountain region of the United States and on to Wood River, Illinois.  Terasen Pipelines also operates the jet fuel pipeline to the Vancouver International Airport that is owned by TPJF.

(c)

Water and Utility Services: Terasen’s water and utility services operations include Terasen Waterworks (Supply) Inc., Terasen Water Inc., Terasen Utility Services Inc., Terasen Multi-Utility Services Inc. (or “TMUS”), Thornmark Utilities Corporation and Thornmark Waste Management Corporation in Alberta, Terasen’s 50 percent interest in Fairbanks Sewer and Water Inc.  in Alaska, and Terasen’s 30 percent interest in CustomerWorks LP. Terasen Waterworks (Supply) Inc. is a wholesale distributor of pipes, fittings, valves, hydrants and other water and wastewater infrastructure products in Western Canada.  Terasen Water Inc. designs and builds water and wastewater treatment systems for municipal and industrial applications. TMUS provides outsourced utility services including measurement services and water treatment and wastewater treatment system services.  TMUS owns and operates the Panorama water utility that is regulated by the Comptroller of Water Rights pursuant to the British Columbia Water Utility Act. CustomerWorks LP provides billing and customer care services to utilities, municipalities and retail energy companies.  CustomerWorks provides services to TGI and will be providing services to TGVI.

For the fiscal year ended December 31, 2004, Terasen reported the following consolidated financial results:

(Cdn $ million)
Total Assets	$4,971
Revenues	$1,957
Operating Income	$377
Net Earnings	$156

On December 31, 2004 Terasen had approximately 105.2 million common shares outstanding (excluding approximately 9.2 million shares that are outstanding and held by Trans Mountain Holdings Ltd.).  Terasen’s common shares are listed for trading on the Toronto Stock Exchange under the symbol “TER”.

Terasen directly controls TGI, TGVI, TGW, and TMUS and indirectly controls TGS, all of which are public utilities regulated by the Commission.  TMUS operations include activities that are subject to BCUC regulation as well as non-regulated activities. The regulated activities of TMUS relate to the sale and distribution of natural gas, propane, and electricity.  Its non-BCUC regulated activities are associated with property management, waste water and water treatment.

TGI is the largest natural gas distributor in British Columbia.  TGI [formerly 74280 B.C.  Ltd. and later known as BC Gas Inc.] was originally a shelf company created by British Columbia Hydro and Power Authority (“BC Hydro”) as a vehicle for the sale of its Lower Mainland natural gas assets.  In 1988, TGI was sold to Inland Natural Gas Co. Ltd. (“Inland”), a private company operating in the interior of B.C.  On or about 1990, Inland, Columbia Natural Gas Co.  Ltd. and Fort Nelson Natural Gas Co.  Ltd. were amalgamated with TGI, which was then acquired by Terasen in 1993 (Exhibit B-9, Response to MEMPR IR No. 1, p. 10).  At the time of the sale of TGI, the government imposed restrictions on the new company.  Specifically, it limited the number of directors who could live outside the province, the percentage of shares that could be owned by one entity (10 percent), the percentage of shares that could be owned by foreigners (20 percent) and the location of the company headquarters. These restrictions were removed in 2003 with Bill 85, the BC Hydro Public Power Legacy and Heritage Act, Section 6.

TGI owns and operates approximately 20,800 kilometres of natural gas transmission pipelines and distribution mains serving, as of December 31, 2004, approximately 790,000 residential, commercial and industrial customers in more than 100 communities throughout British Columbia.  This includes Revelstoke where TGI operates a propane distribution system serving approximately 1,500 customers.  TGI’s rates and terms of service are regulated by the BCUC.  TGI has approximately 1,100 employees, with approximately 600 employees located at TGI’s operating centre in Surrey and the others located in centres throughout the TGI service area.  TGI accounts for 64 percent of Terasen’s consolidated assets, 68 percent of its consolidated revenues, 61 percent of its consolidated operating income, and 46 percent of its consolidated net earnings (Exhibit B-1, p. 10).

TGVI owns and operates an integrated natural gas pipeline and distribution system that provides service to approximately 85,000 residential, commercial and industrial customers on the Sunshine Coast and Vancouver Island. TGVI, formerly Centra Gas British Columbia Inc., was acquired by Terasen from Westcoast Energy Inc.  in 2002 (Exhibit B-9, Response to MEMPR IR No. 1, p. 10).

TGVI provides service through 615 km of high-pressure transmission pipeline, including three compressor stations, and approximately 3,250 km of distribution mains.  TGVI’s largest customers are the Vancouver Island Gas Joint Venture representing seven large pulp and paper mills and BC Hydro serving the Island Cogeneration Project near Campbell River.  TGVI’s transmission and distribution systems were originally constructed and operated with financial support provided by the provincial and federal governments.  In 1995, the financial support arrangements were restructured.  TGVI, the Government of British Columbia and Terasen are parties to the Vancouver Island Natural Gas Pipeline Agreement (“VINGPA”).  Under the VINGPA, Terasen has agreed to cover up to $120 million of revenue deficiencies incurred by TGVI.  The rates of TGVI were set by formula until December 31, 2002 and since then have been set by the Commission.  The rates set by the Commission have enabled the balance of the accumulated revenue deficiencies of TGVI to decrease.  As at December 31, 2004, the principal amount of the accumulated revenue deficiencies of TGVI was approximately $61 million.  The Transaction has no effect on the VINGPA and it will continue to apply to Terasen and TGVI on the same basis as it has prior to the Transaction.

TGS owns and operates the natural gas distribution system in Squamish.  TGS has been owned by Inland (now Terasen) since 1985 and is now a subsidiary of TGI (Exhibit B-9, Response to MEMPR IR No. , p. 10).  TGS services approximately 2,900 residential, commercial and industrial customers.  The rates of TGS are set by formula pursuant to the Squamish Rate Stabilization Agreement between the Province and TGS (the “Squamish RSA”). Natural gas is transported to TGS on the high-pressure pipeline of TGVI pursuant to a Transportation Service Agreement (“TSA”) between TGVI and TGS.  The tolls paid by TGS for transportation service on the TGVI pipeline are calculated under a formula set out in that TSA.

TGW operates a propane storage and distribution system in the Resort Municipality of Whistler (“RMOW”).  The system serves approximately 2,300 residential and commercial customers within the resort community.  TGW, formerly Centra Gas Whistler Inc, was acquired by Terasen from Westcoast Energy Inc. in 2002 (Exhibit B-9, Response to MEMPR IR No. 1, p. 10).

TMUS provides propane, natural gas, water and electricity utility delivery and wastewater services to various communities within British Columbia.  As of December 31, 2004, TMUS owned and operated systems in three resort communities (Sun Rivers, Sonoma Pines and Panorama Mountain Village) providing service to approximately 640 customers.  The rates and terms of service for propane, natural gas and electricity are regulated by the BCUC.

Terasen or its affiliates provide various services to the Terasen Utilities under Service Agreements, which have been approved by the BCUC.  These include the following:

(a)  Corporate Services Contract between Terasen and TGI.;

(b)  Shared Services Agreement between TGI and TGVI;

(c)  Specified Committed Services between TGI. andTGS; and

(d)  Shared Services Allocation between TGVI and TGW.

Further details regarding these Service Agreements are provided in the Application (Exhibit B-1, pp. 12-15).  The Transaction will not affect existing Service Agreements, for the remaining term of those agreements.  Future agreements will be subject to review by the BCUC.

1.3

Procedural Orders and Hearing Process

On August 19, 2005, the Commission issued Order No. G-76-05 with an accompanying Notice of Procedural Conference and Regulatory Agenda and Timetable (Exhibit A-1).  As outlined in Order No. G-76-05, the Commission issued an Information Request to KMI on August 26, 2005 (Exhibit A-2).  The KMI Response to the Commission’s Information Request was received September 1, 2005 (Exhibit B-4).  Registered Intervenors were required to file their Information Requests to KMI by September 12, 2005.  KMI issued responses to these Information Requests by September 19, 2005.

Order No. G-76-05 established a Procedural Conference for September 9, 2005.  The Procedural Conference was held to address matters such as whether the review should proceed by way of an oral or written public hearing, or some other process; steps and timetable associated with the regulatory review process; and other matters that would assist the Commission to efficiently review the Application.

In its responses to Commission Information Request No. 1 (Exhibit B-4), KMI provided evidence related to its ability to finance the acquisition of the shares of Terasen.  The KMI response included a document (Exhibit B-5) filed on a confidential basis that contained two confidential Bank commitment letters provided to KMI.  On September 8, 2005, the Commission issued a letter (Exhibit A-3) seeking submissions during the Procedural Conference regarding its use of Exhibit B-5 on a confidential basis.  However, by letter dated September 13, 2005 (Exhibit B-7), KMI waived the confidentiality of the documents referred to in Exhibit A-3, eliminating the need for the Commission Panel to comment on the confidentiality issues raised in Exhibit A-3.

During the Procedural Conference, Intervenors such as Mr. Corky Evans, MLA for Nelson Creston and the Canadian Action Party were in support of a regulatory process that provided opportunities for oral submissions and cross-examination (T1: 46, 49) while other Intervenors, such as the Lower Mainland Large Gas Users Association (“LMLGUA”), Commercial Energy Consumers Association of BC (“CEC”) and the BC Old Age Pensioners et al. (“BCOAPO”), did not take a position regarding whether or not an oral or written process should be established (T1: 26, 30). However, most Intervenors considered the October 18, 2005 timeline for a Commission Decision, as recommended by KMI, to be insufficient to review the Application.  KMI argued that an oral process was not necessary because there is no significant dispute over the facts of the Application (T1: 65) and because the public has taken advantage of electronic communications to express their views to the Commission.  According to KMI, therefore, both an oral hearing and town hall meetings were not necessary (T1: 66).

On September 14, 2005, the Commission issued Order No. G-86-05 establishing a written hearing process and a revised hearing timetable (Exhibit A-4).  The Commission established October 14, 2005 as the deadline for written submissions and October 21, 2005 for responses from KMI.  The Commission Panel also established November 2, 2005 as the date for a possible oral phase of submissions, subject to whether or not the Commission Panel had any questions arising from the written submissions.  The Commission Panel indicated it would issue a final decision on or before November 10, 2005.

On October 3, 2005, the Commission also issued a letter to Registered Intervenors inviting them to include comments in their submissions regarding the issues to be considered in a determination under Section 54 of the UCA (Exhibit A-6). After reviewing all written submissions, the Commission issued a letter on October 24, 2005 advising that the Commission Panel did not have any questions arising from the written submissions, eliminating the need for an oral argument phase and closing the record for this Proceeding (Exhibit A-7).

During the Commission’s written process, 36 parties registered as Intervenors, many of whom participated in two rounds of information requests to and responses from KMI, following the initial round of Commission information requests, and many of whom also filed written submissions by the established deadline of October 14, 2004. As part of the record for this Proceeding, the Commission also received more than 8,000 letters of comment from individual citizens, businesses and other organizations concerning the Transaction.  These comments are summarized in Section 3.2 of this Decision.

2.0

SUMMARY OF THE TRANSACTION

KMI, Subco, and Terasen entered into an agreement on August 1, 2005 (the “Combination Agreement”) under which Subco, a direct wholly-owned subsidiary of KMI, will acquire all of the outstanding common shares of Terasen (the “Transaction”). The terms of the Transaction are set out in the Combination Agreement attached as Schedule 1 to the Application (Exhibit B-1).

The Transaction is to be completed by way of a plan of arrangement (the “Plan of Arrangement”) pursuant to Section 288 of the Business Corporations Act (British Columbia) (the “BCA(BC)”).  The effect of the Transaction is that upon its completion the Kinder Morgan Companies will have indirect control of the Terasen Utilities.  Pursuant to the Plan of Arrangement, on its effective date, all of the Terasen common shares, other than those held by KMI and its affiliates and by dissenting shareholders, will be exchanged for:

  (a) Cdn $35.75 in cash,

  (b) 0.3331 of a KMI common share for each Terasen common share; or

  (c) Cdn $23.25 in cash plus 0.1165 of a KMI common share for each Terasen common share.

All elections will be subject to proration in the event that total cash elections exceed approximately 65 percent of the total consideration to be paid or total stock elections exceed approximately 35 percent.

Upon completion of the Transaction, all of the outstanding common shares of Terasen, other than Terasen common shares held by KMI and its affiliates and certain inter-corporate holdings, will be held by Subco, resulting in Terasen, and each of the Terasen Utilities, being an indirect wholly-owned subsidiary of KMI.

Figure 1 summarizes the current corporate organization chart of the relevant entities for each of KMI and Terasen (together with its subsidiaries regulated by the Commission) before giving effect to the Transaction.  Figure 2 depicts the corporate organization of KMI and Terasen after giving effect to the Transaction. Following completion of the Transaction, KMI indicates that Subco will be amalgamated with Terasen Inc. and the surviving entity, which will likely adopt the Terasen name, will become a wholly owned subsidiary of KMI (Exhibit B-27, Response to Council of Canadians, Powell River Chapter IR No. 2, p. 11).

Figure 1 – Corporate Organization of Relevant Entities Prior to the Transaction

Figure 2 – Corporate Organization of Relevant Entities Following the Transaction

Completion of the Transaction is subject to certain conditions, including:

(i)

approval of the Plan of Arrangement by not less than 75 percent of the votes cast by the Terasen shareholders (other than Trans Mountain Holdings Ltd., an affiliate of Terasen) at a special meeting to be held for the purpose of considering the Plan of Arrangement;

(ii)	approval of the Plan of Arrangement by the Supreme Court of British Columbia;
(iii)

the receipt of all necessary governmental and regulatory approvals and consents, including those required in Canada under the Competition Act (Canada),1 the Investment Canada Act, the Utilities Commission Act (British Columbia) and the Water Utility Act (British Columbia), as well as exemption orders from provincial and territorial securities regulators with respect to the resale of KMI common shares by recipients under the Plan of Arrangement; and

______________________________

1.

In its final submission, KMI notes that the Commissioner of Competition, acting through her designee, issued advance ruling certificate in respect of the Transaction and that KMI is thereby exempted from the obligations to file a notification and requires no further approvals under the Competition Act (Exhibit B-34).

(iv)	various governmental and regulatory approvals and consents required by KMI and Terasen in the United States of America to give effect to the Transaction.

On October 18, 2005, Terasen shareholders approved the Transaction with 95.6 percent of votes cast in favour of the Transaction (Exhibit B-31).

3.0

PUBLIC CONSULTATION AND COMMENT

3.1

Applicant’s Consultation Process

Leading up to and after submitting its Application, Terasen and KMI conducted consultations including:

(a)

Direct contact with key stakeholders immediately following announcement of the Transaction to advise those stakeholders of the key aspects and impacts of the Transaction.

(b)

Advisories to all customers with information regarding the Transaction and advice as to how to access the information in regard to the Transaction via the TGI and KMI websites.

(c)

Posting information, including responses to questions on issues in respect of the Transaction, on the TGI and KMI websites for access by customers and stakeholders.

As part of Order No. G-76-05 (Exhibit A-1), KMI and the Terasen Utilities were also ordered to hold Public Workshops to review the Application in the Greater Vancouver area, Whistler, Victoria, Nanaimo, Kelowna, Cranbrook and Prince George during the week commencing August 29, 2005.  These workshops are outlined in Exhibit B-3.

Schedule 5 of the Application provides a summary of the stakeholder consultation activities held beginning at the date of the announcement of the Transaction up to and including August 16, 2005.  Exhibit B-6 provides an updated summary of all stakeholder consultation activities held between August 1, 2005 and September 2, 2005.

3.2

Public Comments to the Commission

As of October 14, 2005, the deadline established by the Commission Panel for written submissions, the Commission had received more than 8,000 letters of comment concerning the Application from individuals, businesses, communities, community organizations, and associations.  About 650 letters of comment were form letters prepared by other parties.  About 30 letters of comment included petitions opposing the Transaction with a combined total of approximately 1,000 signatures.  About eight letters of comment were from municipal councils or regional districts requesting that the Commission hold public hearings in response to public concerns.  The Union of B.C. Municipalities also submitted a resolution passed without any objection at a meeting on September 30, 2005 requesting that the Commission hold public hearings throughout the province to assess the benefits or detriments of the Transaction to the communities of B.C.

Virtually all of the letters of comment oppose the Transaction.  A large number of letters express general anger over the Transaction, but offer no substantive reasons for their opposition.  Some of these letters indicate a need for more information and time to consider the Transaction, and some also request public hearings and/or a referendum on the sale.  The vast majority of letters express concern over foreign ownership in general and American ownership in particular.  Opposition to foreign ownership seems to revolve around issues such as a perceived loss of control/sovereignty over resources (energy security), reduced quality of services, increased rates, and job losses in B.C. Many letters express a general anger and distrust towards the United States, particularly over recent trade disputes involving softwood lumber and livestock, and the position of the United States government on various environmental issues.

Some letters express specific concerns related to KMI’s environmental and safety record, and the credibility of its senior management team.  Many of these letters cite articles describing recent accidents within the Kinder Morgan Companies’ infrastructure such as pipeline ruptures, explosions, fires and spills, as well as numerous fines and ongoing investigations related to safety and environmental practices.  Concerns about the credibility of KMI highlight senior management’s past involvement with Enron, the financial structure of the company, and personal ties with the current government of the United States.

The Commission Panel appreciates the input of so many citizens and has carefully reviewed and considered the concerns raised by the public.  The Commission Panel is cognizant of the strong public opposition towards this Transaction, as exhibited by the number and tone of letters received.  However, the Commission is also mindful that it must consider and adjudicate this Application within its statutory mandate and the relevant provisions of the UCA. The jurisdiction of the Commission with respect to this Application is discussed in Section 4 below.

The Commission Panel notes that much of the opposition to this Transaction appears to be based on misunderstandings about the existing ownership and structure of Terasen, the structure of the natural gas market in B.C., and the authority of this Commission over public utilities operating in B.C.

A significant number of letters of comment seem to assume that Terasen is a Crown Corporation.  Terasen is in fact broadly owned by private shareholders and, while there were some restrictions initially placed on the ownership of Terasen shares by foreigners following the amalgamation of private and public assets in the late 1980’s, the Government of B.C. removed these restrictions in 2003.  KMI has advised, however, that the Transaction is subject to review under the Investment Canada Act and that the Transaction cannot be completed until the responsible federal Minister is satisfied that the investment is likely to be of net benefit to Canada (Exhibit B-28, Response to MEMPR IR No. 2, pp. 9-11).  The Transaction has received overwhelming approval by existing shareholders (Exhibit B-31).

Many letters express concern about foreign ownership of B.C.’s natural gas resources.  However, the Terasen Utilities do not own natural gas resources and they are not in the business of engaging in the exploration, development or production of natural gas resources in B.C.  Rather, the Terasen Utilities own and operate transmission and distribution facilities.  The Terasen Utilities buy natural gas solely for the purposes of serving customers in B.C. and resell it at cost pursuant to BCUC regulation (Exhibit B-9, Response to MEMPR IR No. 1, p. 8). Similarly, the business philosophy of KMI and KMP is to own assets that provide transportation, storage and delivery services and it is not KMI’s or KMP’s business philosophy or plan to own natural resources.  The only natural resources which KMI or KMP owns are those that are incidental to its core business (Exhibit B-9, Response to MEMPR IR No. 1, pp. 8-9). The Transaction does not affect the ownership or use of natural gas by the Terasen Utilities or change the existing market for natural gas produced in B.C.  Exports of natural gas continue to be regulated by the National Energy Board.

Finally, this Application is not about changing the services or rates of the Terasen Utilities.  The Applicant has made various assurances that it will not attempt to recover from ratepayers any costs associated with the Transaction (e.g., Exhibit B-4, Response to Commission IR No. 1, p. 11, Exhibit B-26, Response to LMLGUA/CEC IR No. 2, p. 4), and that service levels will be maintained or enhanced (Exhibit B-34, p. 15).  While useful, the Commission Panel need not rely on these assurances since the Transaction does not in any way alter the Commission’s wide-ranging powers with respect to the regulation of rates and the services provided by the Terasen Utilities. In its deliberations, however, the Commission Panel has also considered whether or not conditions should be attached to any Decision that approves the Transaction in order to further protect the public interest.

4.0

LEGAL CONTEXT

4.1

General Authority of the BCUC

The British Columbia Utilities Commission, under the authority of the Utilities Commission Act, regulates the operations of public utilities, including the rates and other terms and conditions of service of utilities.  The regulation of rates involves approval of revenue requirements (all costs, including capital and operating expenses, as well as capital structure and returns), as well as rate structures.  Costs for services provided by public utilities must be just and reasonable.  The Commission also regulates the construction of new facilities by public utilities through its authority to grant Certificates of Public Convenience and Necessity. Among other things, the Commission also has jurisdiction to regulate the following types of business transactions:

(a)

the disposition of any public utility property other than in the ordinary course of the business of the public utility (UCA, Section 52);

(b)

the issue of any debt and equity securities by a public utility, other than debt maturing within one year of issue, and any material change in the terms and conditions of any such outstanding debt and equity securities issued by the utility (UCA, Section 50);

(c)

any consolidation, merger or amalgamation of a public utility with any other person (UCA, Section 53); and

(d)

the subsequent acquisition by any person of a reviewable interest in the public utility (UCA, Section 54).

The Commission has developed various guidelines and procedures to assist it in regulating public utilities.

4.2

Applicable Section of the UCA to this Proceeding

TGI, TGVI, TGS, TGW and TMUS are public utilities regulated by the Commission.  TPJF is a “pipeline” and a “company pipeline” as those terms are defined in the Pipeline Act, R.S.B.C. 1996, c. 364. Pursuant to the provisions of Part 7 of the Pipeline Act the tariffs of TPJF must be filed with the BCUC and TPJF may not charge a toll unless it is specified in a tariff filed with the BCUC.  While the tolls of TPJF are regulated by the BCUC, TPJF is not a “public utility” as that term is defined in the UCA.  Terasen Inc., which is the parent company of TGI (which owns TGS), TGVI, TGW, TMUS and TM (which owns TPJF), is not a “public utility” as defined in the UCA.

The Application was made pursuant to Section 54 of the UCA.  Section 54 provides, in part, that:

54(7) A person must not acquire or acquire control of such numbers of any class of shares of a public utility as

(a)

in themselves, or

(b)

together with shares owned or controlled by the person and the person’s associates,

cause the person to have a reviewable interest in a public utility unless the person has obtained the Commission’s approval.

Section 54(4) of the Act states that a person has a reviewable interest in a public utility if the person owns or controls, or if the person and the person’s associates own or control, in the aggregate more than 20 percent of the voting shares outstanding of any class of shares of the utility.  Section 54(9) of the UCA provides that the Commission may give its approval under Section 54 subject to such conditions and requirements it considers necessary and desirable in the public interest, and that the Commission must not give its approval under Section 54 “… unless it [the Commission] considers that the public utility and the users of the services of the public utility will not be detrimentally affected.”

In their submissions, the LMLGUA and the CEC (Exhibit C18-5) and the Council of Canadians, Powell River Chapter (Exhibit C11-9), suggest that the Transaction is reviewable under Sections 52 and 53 of the UCA which deal with “restraints on disposition [of a utility’s property]” and “consolidation, amalgamation and merger [of public utilities]”, respectively.  In making this argument, the LMLGUA/CEC rely in part on public statements made by Richard Kinder referring to “consolidation” of the KMI and Terasen businesses.  Section 52 sets out the conditions under which the Commission may approve the disposition, merger, amalgamation or consolidation of property, franchises, licenses, permits, concessions, privileges or rights (i.e., the assets) of a public utility.  Section 53 of the UCA sets out the conditions under which the Lieutenant Governor in Council (“LGIC”) may approve the consolidation, amalgamation or merger of a public utility with another person after receiving a report from the Commission.

In its final submission, the BCOAPO acknowledges that the jurisdiction of the Commission in this matter does not extend to KMI’s acquisition of Terasen but only to the indirect acquisition of the Terasen Utilities, and BCOAPO does not suggest the Application should be reviewed under any other section of the UCA (Exhibit C3-1).

In its response to Intervenor Submissions, KMI suggests that Intervenors have confused the use of vernacular terms such as “consolidation” with the legal term as used in the UCA (Exhibit B-34, p. 19).  KMI maintains that the Transaction does not contemplate, and will not cause, the disposition, merger, amalgamation or consolidation of any assets of any public utility.  Rather, the “amalgamation” that may occur in this Transaction is between Subco and Terasen, neither of which are public utilities. KMI maintains that the Terasen Utilities will continue as separate corporate entities owned by their parent corporation, Terasen or TGI (in the case of TGS), and that a share purchase (as contemplated in this Transaction) does not constitute an amalgamation, merger or consolidation.

The Commission Panel agrees with KMI that the Transaction does not involve the disposition of property as contemplated by Section 52, nor the consolidation, amalgamation or merger of a utility with another person as contemplated by Section 53. The Commission Panel notes that the Terasen Utilities would continue as separate corporate entities following completion of the Transaction, and finds that the Application is appropriately brought and considered under Section 54 of the UCA as a Transaction involving a “reviewable interest” within the context of that provision.

4.3

Issues Applicable under Section 54 of the UCA

4.3.1

Previous Commission Decisions

In its Application, KMI recommends criteria for reviewing the Transaction that are drawn from other relevant decisions by the Commission.  In earlier decisions, the Commission has determined that the focus of its review of any acquisition of, or acquisition of control of, a public utility under Section 54 should be on the effect of the acquisition upon the public utility, the customers of that utility and the regulation of the public utility by the Commission in the public interest.  Specifically, in its June 30, 1987 Decision regarding the acquisition of West Kootenay Power and Light Company by Utilicorp United Ltd. (Order No. G-31-87) the Commission characterized its interpretation of the requirements of Section 54 [then Section 61] of the UCA as follows.

“The Commission interprets the provisions of Section 61 [now Section 54] of the Act as requiring that the proposed acquisition not detract from [the utility’s] ability to provide ongoing service of the quality that its customers have the right to expect and at rates which are fair to those customers and to the utility itself.  The Commission concludes that it is the intent of these sections, regardless of ownership, to preserve the authority of the Commission to regulate [the utility] effectively and in the public interest.” (Utilicorp Decision, p. 7).

In its more recent Decision regarding the Fortis Pacific Holdings Inc. (“Fortis”) acquisition of Aquila Networks Canada (British Columbia) Ltd. (Aquila B.C.) [previously West Kootenay Power] dated April 30, 2004 (Order No. G-39-04), the Commission also identified specific criteria to assist in determining whether the public utility and the users of the services of the public utility will be detrimentally affected by a proposed acquisition.  The criteria are that:

(a)

the utility’s current and future ability to raise equity and debt financing not be reduced or impaired;

(b)

there be no violation of existing covenants that will be detrimental to the customers;

(c)

the conduct of the utility’s business, including the level of service, either now or in the future, will be maintained or enhanced;

(d)

the application is in compliance with appropriate enactments and/or regulations;

(e)

the structural integrity of the assets will be maintained in such a manner as to not impair utility service; and

(f)

the public interest will be preserved.

4.3.2

Views of the Parties

On October 3, 2005, the Commission issued a letter to Registered Intervenors in this Proceeding inviting submissions with respect to the issues to be considered and determined under Section 54 of the UCA and, specifically, requesting comments on the criteria outlined above (Exhibit A-6).

Terasen (Exhibit C2-2) submits that these criteria are generally consistent with those applied by the Commission in reviews of other applications under Section 54 of the UCA including Terasen’s acquisition of Centra Gas (2002), Duke Energy’s acquisition of Westcoast Energy and (indirectly) Pacific Northern Gas (2001), Pacific Northern Gas’ acquisition of Northland Utilities (1993), Utilicorp’s acquisition of West Kootenay Power (1987), and Fort Nelson Gas’ acquisition of the Fort Nelson gas distribution utility (1985).

Where they explicitly comment on theses issues, other Intervenors agree that the criteria outlined above are generally applicable to approval of an application under Section 54 (e.g., LMLGUA/CEC, Exhibit C18-5; Inland Industrials, Exhibit C9-2; BCOAPO, Exhibit C1-3; COPE Local 378, Exhibit C5-3).  Intervenors such as the LMLGUA/CEC (Exhibit C18-5), the District of Chetwynd (Exhibit C21-2), the Council of Canadians, Powell River Chapter (Exhibit C11-9), the Canadian Office and Professional Employees Union – Local 378 (“COPE”), (Exhibit C5-3) and the Council of Canadians, Vancouver Chapter (Exhibit C18-8) encourage the Commission to give the broadest interpretation of its powers and to the public interest criterion (i.e., criterion (f)).  Some of the general public interest issues these Intervenors raise include possible impacts on rates, jobs in B.C., and taxes payable in B.C. and Canada.

Some Intervenors submit that the motives of KMI and the premium it has offered for Terasen should specifically be within the scope of the public interest consideration (e.g., Sykes, Exhibit C20-7; Craig, Exhibit C32-2; Council of Canadians, Vancouver Chapter, Exhibit C18-8). Many Intervenors also raise questions about the corporate structure of KMI and possible implications for the Terasen Utilities.  For example, the LMLGUA/CEC (Exhibit C18-5, p. 2) question the fairness and risks associated with KMI’s corporate structure, arguing that “Kinder Morgan is heavily subsidized by the U.S. government and this allows the company to minimize taxation of net income to enhance their balance sheet and raise capital for acquisitions.”

The Council of Canadians, Vancouver Chapter (Exhibit C18-8) raise concerns that the privacy of British Columbians may be violated under the provisions of the U.S. Patriot Act if billing and record keeping functions are relocated to offices within the U.S.

In his submission, Mr. Sykes (Exhibit C20-7, p. 3) proposes some specific criteria the Commission Panel should add to the list proposed by KMI.  These include the following.

(a)

Impacts on current and future productivity and employment relating to Terasen utilities;

(b)

Amount of money paid annually to persons outside British Columbia, and in particular persons in the United States;

(c)

Current and future amount of gas and other resources transported by Terasen utilities to the United States;

(d)

Prices of natural gas to users in British Columbia; and

(e)

Compliance of the U.S. Government with Canadian laws, including Canada-US agreements and decisions of competent authorities.

As noted previously, many letters of comment oppose the Application solely on the basis of the nationality of the Applicant. However, some letters also express more specific concerns about the possible impacts of foreign ownership on rates, service, employment, energy security, and environmental performance.

The BC Business Council submits that the nationality of the Applicant is not a relevant issue in this Proceeding, and goes further to highlight the benefits of foreign direct investment in the development of the Canadian and B.C. economies and the fact that Canadian companies are increasingly involved in the acquisition of foreign companies, including those in the energy and water sectors (Exhibit C10-2).

A number of submissions suggest that the Applicant must go beyond simply ensuring the Transaction has no detrimental impact on the public interest compared to the status quo, but rather must actually demonstrate positive benefits to the public interest (e.g., District of Chetwynd, Exhibit C21-2; Craig, Exhibit C32-2).

4.3.3

Commission Panel Determination

The Commission Panel accepts the criteria proposed by KMI and outlined in earlier decisions as appropriate for reviewing this Application. The Commission Panel finds that many of the concerns raised by Intervenors and in letters of comment are already contemplated by and subsumed within the criteria summarized by KMI (e.g., concerns related to compliance with environmental and safety regulations, privacy considerations, and continuity of existing service contracts).  The Commission Panel finds, for example, that the additional criteria proposed by Mr. Sykes are either redundant with the criteria proposed by KMI and used in other Decisions by the Commission (e.g., compliance with relevant laws), are irrelevant in the context of the Terasen Utilities (e.g., the Terasen Utilities do not purchase or transport gas for export and the Transaction will not alter the structure or dynamics of natural gas markets or pricing in B.C.), or are outside the relevant scope for the Commission’s review under Section 54.

With respect to the preservation of the public interest, the Commission Panel agrees with KMI that “…the Commission’s consideration of the public interest is not a broad, open-ended examination of any issue that is raised by an Intervenor or in a letter of comment” (Exhibit B-34, p. 19).  It is up to the Commission to carefully consider the context of the specific Application to determine the appropriate criteria that it considers relevant in the circumstances.  In this particular case, the Commission Panel finds that criteria (a) through (e) above adequately capture the key issues it must consider in this Application.  Criterion (f) provides an opportunity to weigh any impacts identified in criteria (a) through (e) in order to make an overall determination of whether the Application preserves the public interest.

In determining the issues to be considered in this Proceeding, the Commission Panel has applied the following principles.

First, the public interest must be considered with respect to the Utilities over which the Commission has jurisdiction. As noted by BCOAPO (Exhibit C3-1), the jurisdiction of the Commission in this matter does not extend to KMI’s acquisition of Terasen but only to the indirect acquisition of the Terasen Utilities.  Many submissions raise concerns related to the impact of the Transaction on exports of natural gas and on the availability and prices of natural gas in B.C.  However, the Terasen Utilities do not “own” natural gas and are not involved in its export.

Second, the public interest must be viewed in the context of the scope of the approval that is being requested.  For example, the Application does not request any change in the rates charged by the Terasen Utilities and does not propose any change in the jurisdiction of the Commission to regulate rates and services in the public interest.

Third, the Commission Panel concludes that the public interest criterion used in this Proceeding should not extend beyond issues normally considered by this Commission for the general regulation of public utilities in the public interest. For example, beyond ensuring compliance with existing tax laws and other relevant regulations, the Commission does not normally consider the fairness of taxes or other transfers to government in setting utility rates or issuing certificates of public convenience and necessity.

Finally, the Commission Panel concludes that it is appropriate to exclude issues that are more appropriately dealt with by, or that are more properly within the jurisdiction of, other agencies or levels of government.  For example, the Transaction will require approval by the federal government under the Competition Act and the Investment Canada Act. The Investment Canada Act requires the federal government to examine all foreign acquisitions of Canadian companies with assets greater than $250 million in cases involving World Trade Organization member countries, to ensure the acquisition will benefit Canada.

With respect to some of the specific issues raised by various Intervenors and letters of comment with respect to the public interest, the Commission finds as follows.

Foreign Ownership: The Commission has ruled in prior Decisions that what is relevant under Section 54 of the Utilities Commission Act is the potential detrimental impact, if any, of an acquisition upon the utility and its customers, the services provided by the utility, and the regulation of the utility by the Commission under the Act (e.g., Utilicorp Decision, 1987).  The Commission has also previously expressed the view that the foreign origin of a proposed purchaser of a reviewable interest in a domestic public utility is properly the concern of the federal government (Utilicorp Decision, p. 10).  The Commission has, therefore, focused its consideration of the foreign ownership question on an evaluation of the potential detrimental effects arising from the Transaction and this Commission Panel concludes that foreign ownership, in and of itself, is not an issue.  It is only relevant where as a result of the Transaction and the new ownership, there could be an adverse functional or operational impact on the Terasen Utilities in the context of the criteria outlined above.

The Commission Panel also notes that the Transaction will require approval by the federal government under the Competition Act and the Investment Canada Act. The Investment Canada Act explicitly requires the federal government to consider benefits to Canada but this is not an assessment that is properly within the purview of the Commission under the UCA and it is not a proper role for the Commission to determine or comment upon federal policy with respect to such issues.

Trade Disputes: Many public comments suggest linkages between this Transaction and trade disputes between Canada and the United States on issues such as softwood lumber.  It is not the role of the Commission to use its regulatory power in retaliation for trade disputes between the federal governments of Canada and the U.S., which revolve around broad issues related to market access and tariffs.  Nor would it be appropriate for the Commission to consider trade disputes that are unrelated to the Transaction in its consideration of KMI’s Application. The Panel also notes that the Terasen Utilities are not involved in the export to the United States of natural gas, which is regulated by the National Energy Board and that KMI has stated that it has no intention of diverting the Terasen Utilities’ gas supply to the United States (Exhibit B-19, Response to Varley IR No. 1, pp. 1-2).  Further, the Commission Panel agrees with KMI that “…the provisions of the North American Free Trade Agreement (“NAFTA”) and the proportional sharing rules do not apply to this Transaction, and that matters involving NAFTA are not within the scope of this proceeding or the jurisdiction of the Commission” (Exhibit B-33, p. 5).

Impacts on Employment: The Application does not propose any significant changes in employment within the Terasen Utilities and gives several assurances with respect to the retention of senior management and staff within the Terasen Utilities.  These assurances notwithstanding, the Commission Panel does not generally consider impacts on employment to be within the scope of this Proceeding.  Beyond complying with labour laws and general principles of fairness to employees, the Commission does not generally consider job creation as an end in and of itself, nor is it a matter that is within the purview of the Commission in its regulation of public utilities.  In any event, the Commission notes KMI’s statements that there will be some limited employee reductions related to overlapping corporate administrative functions in the Vancouver corporate office and KMI’s assurance that employees will be fairly treated in accordance with all applicable company policies, procedures, regulations and agreements (Exhibit B-15, Response to Wessler IR No. 1, p. 4). Further, should any staff reductions have the  potential to impact upon customer service, the Commission Panel notes that the Commission has broad powers to establish, monitor and enforce levels of service provided by public utilities within its jurisdiction.

Impacts on Taxes Payable in B.C.  and Canada: Beyond ensuring compliance with existing tax laws and other relevant regulations, the Commission does not normally consider the fairness of taxes or other transfers to government in setting utility rates or issuing certificates of public convenience and necessity.  KMI states that the acquisition of Terasen by KMI will not shift the tax base of the Terasen Utilities which are B.C. taxpayers to the U.S., nor will it affect the taxable status of the Terasen Utilities in B.C.  or their obligation to pay B.C. taxes (Exhibit B-14, Response to Helten IR No. 1, p. 2).

With respect to arguments by some Intervenors that the Applicant must demonstrate positive benefits for the public interest, the Commission Panel notes that the UCA explicitly states the Commission must not give its approval under Section 54(9) unless it considers that the public utility and users of the services of the public utility “will not be detrimentally affected.” The Commission Panel does not agree that Section 54 contemplates a more stringent test that requires further benefits to the users of the utility or general public as conditions for approval of an acquisition under Section 54.

4.4

Review Process and Sufficiency of Evidence

In their written submissions, several Intervenors argue that there is insufficient evidence for the Commission to reach a determination regarding whether the Application is in the public interest or whether any conditions that may be attached to approval of the Transaction are adequate to mitigate or eliminate potential impacts on the public interest (e.g., Sykes, Exhibit C20-7; LMLGUA/CEC, Exhibit C18-5; BCOAPO, Exhibit C1-3; Democratic Reform Party of BC, Exhibit C12-12; Wessler, Exhibit C27-4; Dimitrov, Exhibit C30-2).  Many of these submissions urge the Commission to hold oral hearings into the matter.

Mr. Dimitrov (Exhibit C30-2) submits that the Commission Panel’s decision not to hold a public hearing constitutes a reasonable apprehension of institutional bias and he requests that the Commission Panel recuse itself and remit the matter back to the appropriate Minister.  Mr. Dimitrov further maintains that the failure or refusal of the Commission Panel to remit this matter to a full public hearing constitutes a breach of the common law doctrine of fairness, according to factors set out in the Supreme Court of Canada decision in Baker v. Canada (MCI), (July 9, 1999), S.C.J.  817, File No. 25823. Mr. Dimitrov also suggests, without referencing any factual or legal support, that a written hearing does not constitute meaningful consultation with First Nations according to law.

While many arguments about the review process and sufficiency of evidence were general in nature, the BCOAPO (Exhibit C1-3) cites specific concerns regarding deficiencies in the Application and KMI’s responses to Information Requests with respect to the impact of the Transaction on the credit rating of the Terasen Utilities, and whether the Terasen Utilities will continue to be operated by existing management and essentially in the manner they have been operated.

KMI submits there is clear and compelling evidence of a high degree of public consultation in the review process including the following (Exhibit B-34, p. 3).

•

Extensive communication with customers and stakeholders, including phone calls, meetings, mailings and advertising (as summarized in Exhibit B-6).

•

Open houses throughout British Columbia attended by senior executives of Terasen and KMI.

•

Thousands of letters of public comment received by the Commission.

•

More than 30 Registered Intervenors who have submitted and received responses to Information Requests, and have had an opportunity to provide written comments.

KMI argues that an oral public hearing would not reveal any further issues that have not already been canvassed or expressed through extensive public response.

During the Pre-hearing Conference a number of Registered Intervenors took a position with respect to an oral hearing. After reviewing the comments of participants in the Pre-hearing Conference and after considering the specific issues that may be relevant to this Application, the Commission Panel established a written hearing process, which included two rounds of Information Requests (Exhibit A-4).  However, the Commission Panel also established a date for a possible oral phase of submissions if the Commission Panel had questions arising from written submissions.  Having reviewed all written submissions, the Commission Panel determined that an oral phase would not be required (Exhibit A-7).

Section 40(1) of the Administrative Tribunals Act, S.B.C. 2004, c. 45, which applies to the Commission, provides as follows:

(1)

The tribunal may receive and accept information that it considers relevant, necessary and appropriate, whether or not the information would be admissible in a court of law.

With respect to the sufficiency of evidence in this Proceeding, the Commission Panel agrees with Mr. Sykes that the onus is on KMI, the Applicant, to prove its case with sufficient evidence (Exhibit C-20, p. 3).  However, the Commission Panel is satisfied with the adequacy of evidence before it.  In arriving at this determination, the Commission Panel considered the adequacy of evidence as it relates to issues it has determined are relevant to the Application under Section 54 of the UCA. Both Registered Intervenors and the general public raised many concerns about the adequacy of evidence that relate to issues the Commission Panel considers beyond the appropriate scope of this Proceeding, as outlined in the preceding section.  Again, having considered the issues raised and the nature of the concerns expressed by Intervenors and the public in the letters of comment, the Commission Panel does not consider that a further oral submission phase or oral public process would have identified new issues or would have provided material assistance to the Commission Panel to consider and make a decision related to KMI’s Application.

The Commission Panel also notes that while the various assurances made by KMI are helpful, it has not relied solely on these assurances to establish whether the Transaction will or will not preserve the public interest.  In many cases, the Commission Panel considers that it is sufficient to establish that the Transaction does not alter or hinder the current authority and sanction powers of the Commission over the Terasen Utilities.  This limits somewhat the scope of evidence that the Commission Panel must rely on in making its determination regarding the possible impacts of the Transaction on the public interest.

5.0

REVIEW OF RELEVANT ISSUES

5.1

Introduction

In Section 4.3.3 of this Decision, the Commission Panel discussed the criteria relevant for determining whether the Transaction should be approved under Section 54 of the UCA.  In this section, the Commission Panel reviews the evidence and makes specific determinations regarding the potential impacts of the Transaction in relation to those criteria.

5.2

KMI’s Financing Ability

5.2.1

Views of the Parties

In its Application filed on August 17, 2005, KMI stated that the Transaction would not affect the financing ability of the Terasen Utilities. In its Information Request, Commission Staff requested more direct evidence that the Transaction would not impair the credit rating and financial capability of TGI and the other Terasen Utilities (Exhibit A-2). In response, KMI filed a copy of a press release from the Dominion Bond Rating Service (“DBRS”) dated August 2, 2005 and also filed copies of investment analyst reports on KMI and Terasen issued after the announcement of the Transaction.  The DBRS press release stated, in part, that “…[i]n view of the standalone nature of these operations, DBRS believes that the business and financial risk profile of the above-noted issuer would not be changed by completion of the proposed transaction between KMI and Terasen.  Consequently, DBRS is confirming its ratings as noted above” (Exhibit B-4, Schedule 2).

In their first Information Requests, LMLGUA/CEC (Exhibit C18-2) and the Council of Canadians, Powell River Chapter (Exhibit C11-2) asked KMI if it was aware of credit watch alerts issued by other credit rating agencies such as Moody’s Investors’ Services (“Moody’s”) and Standard & Poor (“S&P”). In its responses, KMI acknowledged that Moody’s and S&P issued credit watch alerts following announcement of the Transaction.  However, KMI maintained that it “…did not believe the referenced credit agency reviews would result in any detrimental affect on the financing capabilities of the Terasen Utilities, and believed that it was premature to address or speculate on credit agency reviews while discussions were taking place” (Exhibit B-16, Response to LMLGUA and CEC IR No. 1, p. 2).

In response to the concerns raised by Intervenors and others, and based on credit agency discussions, KMI subsequently proposed “ring-fencing” conditions that could be attached to a Commission order approving the Transaction. In its final submission KMI acknowledges that “a downgrade in TGI’s credit rating resulting from the Transaction [emphasis in original] could increase the costs of borrowing and such costs are integrally linked to utility rates as part of the overall cost of service” (Exhibit B-34, p. 4).  KMI submits that the ring-fencing conditions should mitigate any risks that the financing capabilities of the Terasen Utilities would not be reduced or impaired as a result of the Transaction.  Further, KMI suggests these conditions create a benefit for the customers of the Terasen Utilities that currently does not exist.

The specific ring-fencing conditions (included in Exhibit B-12, Response to Council of Canadians, Powell River

Chapter IR No. 1, among others) proposed by KMI are as follows.

(1)

Each Terasen Utility shall maintain, on a basis consistent with BCUC orders and accounting practices, a percentage of common equity to total capital that is at least as much as that determined by the Commission from time to time for ratemaking purposes.

(2)

No Terasen Utility will pay a common dividend without prior Commission approval if the result would reasonably be expected to violate the restriction in 1) above.

(3)

No Terasen Utility will lend to, guarantee or financially support any affiliates of the Terasen Utilities, other than between TGI and TGS, or as otherwise accepted by the Commission.  TGI and TGS shall together maintain separate banking and cash management arrangements from other affiliates.  TGVI shall establish separate banking and cash management arrangements from other affiliates once it has completed its proposed refinancing.

(4)

No Terasen Utility will enter into transactions with affiliates on terms less favourable to the Terasen Utility than those available from third parties on an arms-length basis, unless otherwise accepted by the Commission.

(5)

No Terasen Utility will engage in, provide financial support to or guarantee non-regulated businesses, unless otherwise accepted by the Commission.

In response to an Information Request from the Ministry of Energy, Mines and Petroleum Resources (“MEMPR”)

(Exhibit B-28, Response to MEMPR IR No. 2, p. 7), KMI explained that:

•

Condition 1 and 2 would help to ensure the Terasen Utilities maintain a level of common equity approved by the Commission.

•

Condition 3 would restrict exposure of the Terasen Utilities to the risks of other affiliates.  The restriction on banking arrangements would further ensure that in the event of bankruptcy of the parent company or an affiliate, the bank assets of the Terasen Utilities will not be subject to seizure by creditors.

•

Condition 4 would reinforce the protections provided by Condition 3 by restricting non-arms-length transactions with affiliates.

•

Condition 5 is similar to Condition 3 but would further restrict involvement of the Terasen Utilities in non-regulated activities.

In its final submission, Terasen (Exhibit C2-2) includes a press release from Moody’s Investors’ Service, which states that “Moody’s believes that the provisions proposed by KMI…would serve to substantially insulate TGI…”. Although Moody’s continues to review Terasen’s credit ratings, KMI submits that this is not relevant to this Proceeding since Terasen is not a regulated public utility.  Further, KMI notes that Moody’s continues to review TGI but states that this review predates the Transaction and is related to TGI’s stand-alone credit profile relative to its gas distribution peers (Exhibit B-34, p. 6).  KMI also notes that the Commission will have continuing oversight of debt costs through its existing and regular review of utility rates.

The BC Business Council (Exhibit C10-2) supports the ring-fencing conditions as suggested by KMI.  The Inland Industrials support the concept of establishing ring-fencing conditions, but also submit that the success of this approach depends on several factors (Exhibit C9-2). First, the Inland Industrials argue that it is not possible to write an exhaustive set of conditions that anticipate all future situations in which the Terasen Utilities may experience adverse effects arising from the activities of the broader KMI/Terasen corporate family of companies.  They argue that the Commission must have an ongoing mandate to impose regulatory conditions on TGI that will preserve its credit rating and financial integrity on a stand-alone basis.  Second, they argue that TGI must file sufficient and timely financial information to ensure no detrimental impacts, and that the Commission identify issues and bring them forward for public review as necessary.  Finally, they argue that the Commission must maintain expertise to review the financial information and accounting practices of TGI.

COPE 378 (Exhibit C5-3), the LMLGUA/CEC (Exhibit C18-5), and the BCOAPO (Exhibit C1-3) express additional concerns related to the ring-fencing conditions proposed by KMI.  BCOAPO argues that the Commission should not consider approving the Transaction until it determines what, if any, impact on ratepayers will result from the final determination of Moody’s or any other credit rating agencies.

The Council of Canadians, Powell River Chapter argues that there is considerable uncertainty over the extent to which the ring-fencing conditions will be sufficient to protect ratepayers and urges the Commission to place a condition on the sale that “should credit ratings be negatively affected by the sale, utility ratepayers would be held harmless and shareholders would bear any increased cost of borrowing” (Exhibit C11-9, p. 4).  The LMLGUA/CEC (Exhibit C18-5) “are not satisfied that the very general and non-specific proposals of the Applicant to “ring fence”’ the Utilities will mitigate this [credit] risk” (p. 7).

The LMLGUA/CEC, as well as the Council of Canadians, Powell River Chapter, both refer to the evidence of Dr. Laurence Booth that was prepared on behalf of the Joint Industry Electricity Steering Committee (“JIESC”),

the LMLGUA/CEC and others on October 12, 2005 and that was filed in the Terasen Return on Equity (“ROE”) proceeding currently before the Commission (Exhibit C2-6 in that proceeding), and included in its entirety as an attachment to Exhibit C11-9 in this Proceeding.  In his evidence in the Terasen ROE proceeding, Dr. Booth provided background on the S&P’s approach to Canadian utility holding companies, and the reasons S&P’s approach may vary from Canadian rating agencies such as DBRS.  Dr. Booth cited examples from the 1990s of several US telecoms whose credit-worthiness was downgraded when they were acquired by more risky holding companies and the holding company had control of the subsidiary and could over-leverage it or dividend cash out to support parent company debt.  Dr. Booth maintained that as a result of these cases S&P now has a policy that the credit rating of a regulated telecom cannot be higher than the credit rating of its parent.  However, Dr. Booth noted that while the S&P rarely assigns a different default risk to an unregulated subsidiary, it will consider exceptions in the case of a regulated subsidiary where the regulators are involved in insulating a subsidiary from its parent. Specific “structural insulation techniques”’ may include separate incorporation of the subsidiary, independent directors, minority ownership stakes and ongoing regulatory oversight of the subsidiary.  With respect to the last condition, Dr. Booth indicated that the S&P requires a high standard of evidence that appropriate regulatory intervention will be forthcoming to protect bond holders and therefore support a higher credit rating. Dr. Booth suggested that FERC’s rules and subsequent investigations regarding inter-affiliate transfers within Enron were insufficient to meet the S&P’s standard of evidence.

In the context of the KMI acquisition of Terasen, Dr. Booth cited concerns about the premium paid for Terasen and the manner in which the deal is being financed.  Dr. Booth suggested that the premium indicates either that TGI’s financial parameters are too generous, or that KMI has “found a new way to wring cash out of TGI” (as quoted in Exhibit C18-5, p. 10). Dr. Booth referred to a CIBC World Markets (“CIBC”) report dated August 19, 2005 (filed as part of Commission Information Request No. 1) that claims KMI plans a “double dip” financing structure (i.e., making interest deductions in Canada and the U.S.) resulting in lower income taxes payable by Terasen. Dr. Booth indicated that CIBC assumes that savings in income taxes will be allocated to the benefit of shareholders rather than ratepayers, and that interest charges can be allocated without any reduction in the equity component of revenue requirements.  Dr. Booth suggested that the report is troubling because it conflicts with standard regulatory practice.  Specifically, he argues that if the $2 billion in acquisition financing can be pushed down to the operating companies, then the revenue requirements of those companies should also be altered, in recognition of the fact they can carry more debt.  Further, Dr. Booth suggested that the additional $2 billion of debt at the parent level raises concerns about the management of cash flow in the Terasen Utilities and  specifically the possibility that the Terasen Utilities may be required to increase dividend payments to support KMI’s higher debt loads.  Dr. Booth notes these concerns have been raised by other investment analysts such as BMO-Nesbitt Burns.

Given the highly leveraged nature of the KMI Transaction, Dr. Booth suggested:

•

TGI’s financial parameters (ROE and common equity ratio) remain as is since there is no demonstrated need to increase these given the premium paid for Terasen.

•

There is no need to increase TGI’s financial parameters to help pay for the KMI acquisition.

•

That TGI be ring fenced to prevent it being “raided” to support the parent’s debt load and that interest costs of TGI are fair and reasonable.

•

The ring-fencing should include restrictions on dividend payments to a maximum of 70 percent of TGI’s earnings; prohibition on inter-corporate loans and tax sharing agreements; restrictions on the management of TGI’s cash, such that TGI maintains separate cash management services with a separate treasurer and CEO signing off on TGI financial statements.

These suggestions notwithstanding, the LMLGUA/CEC continue to express concerns about the ability of these and other ring-fencing conditions to protect ratepayers.  They also express concerns that the Transaction is being financed through U.S. tax subsidies and that this represents an unfair competitive advantage compared to other companies who pay corporate tax.

KMI challenges the use of Dr. Booth’s evidence in these Proceedings but also responds to his concerns in its final submission (Exhibit B-34).  Specifically, KMI challenges Dr. Booth’s view that the only reason it would pay a premium for Terasen (and similarly have the ability to finance the acquisition) is because KMI intends to “strip” or “wring” cash out of TGI. In its responses to Commission Information Requests (Exhibit B-4), KMI argued that the enterprise consists not just of the Terasen Utilities but also includes Terasen’s strong oil pipelines and other businesses. KMI also provided information on its ability to finance the cash portion of the consideration to be paid to Terasen’s shareholders with approximately $2.1 billion in debt (Exhibit B-5).  KMI indicated that the Transaction will increase the parent’s current debt to total capital ratio from 38 percent to 56 percent, and that the additional debt will be financed by available cash from Terasen, including the Terasen Utilities (Exhibit B-4, Schedule 2). KMI maintains that this is a legitimate and discretionary use of available cash, which will in turn be restricted by the proposed ring-fencing conditions.  KMI also points out that in addition to the ring-fencing conditions, the Commission has supplemental and existing cash management constraints on the Terasen Utilities resulting from its existing regulatory authority.

KMI also takes exception with the assertion by the LMLGUA/CEC that the Transaction is being heavily subsidized through KMI’s U.S. limited partnership tax status and that this represents an unfair competitive advantage to KMI. In particular, KMI asserts that Intervenors have confused KMI, the Applicant, with KMP, a master limited partnership indirectly owned by KMI.

KMI submits that the proposed ring-fencing conditions, combined with the Commission’s existing and continuing regulatory authority over Terasen Utilities’ operations and activities, is sufficient to protect ratepayers and that these conditions provide a new and additional long-term benefit to utility customers that currently does not exist.  Specifically, there are no formal ring-fencing conditions between Terasen and the Terasen Utilities.

In response to arguments made by the Inland Industrials, KMI also submits that the Commission need not set out an “open-ended” condition for events that may or may not transpire after the completion of this Transaction, but may use its ongoing regulatory authority to ensure the interests of customers are addressed with respect to future issues and events. KMI also maintains that existing financial disclosure requirements are sufficient to address financial issues after the Transaction is completed, including verification of compliance with ring-fencing conditions. KMI also confirms that “…there are no covenants, agreements or legislative restrictions on the Kinder Morgan Companies that would reduce or impair the ability of the Terasen Utilities to access capital markets…” and that “…none of the Terasen Utilities will be obligated now, or in the future, to guarantee the debt obligations of KMI, Subco or any KMI affiliates (Exhibit B-34, p. 10).  KMI further notes that “with respect to the intended financial arrangements to be put in place by KMI to complete the acquisition of Terasen, there will not be any covenants requiring guarantees from the Terasen Utilities…” and “…any such guarantee would require advance approval of the Commission under Section 50(5) of the Utilities Commission Act” (Exhibit B-34, p. 10).  In addition, ring-fencing Condition 3 would also prevent such inter-corporate guarantees.

5.2.2

Commission Panel Determination

The Commission Panel agrees that its jurisdiction extends only to the Terasen Utilities, and not to the parent companies Terasen, Subco or KMI.  What is relevant to this Proceeding is the impact of the Transaction on the financing capability of the Terasen Utilities.

The Commission Panel shares the concern of BCOAPO (Exhibit C1-3) and was displeased that, in response to the initial Commission Information Request, KMI was not totally forthcoming about concerns raised by bond rating service agencies with respect to the Transaction.

Having considered the subsequent submissions, the Commission Panel agrees with KMI and Intervenors that ring-fencing conditions would be beneficial in mitigating possible risks arising from the financial status of the parent companies and non-regulated affiliates following the Transaction.  After reviewing the submissions of Intervenors, however, the Commission Panel has revised the ring-fencing conditions proposed by KMI. Specifically, the Commission Panel has added one additional condition that no Terasen

Utility will enter into a tax sharing agreement with any affiliate of the Terasen Utility, unless the agreement has been approved by the Commission. In addition, the Commission Panel has modified the fourth condition proposed by KMI to include reference to Commission guidelines, policies, and directives regarding affiliate transactions. The full set of revised conditions are contained in Section 7.0 of this Decision.

The ring-fencing conditions will apply in perpetuity and may be revisited and revised or supplemented by the Commission as required to protect the public interest.  Each Terasen Utility will accept and comply with all directions or conditions issued by the Commission from time to time, in particular those directions or conditions that the Commission may issue in the future so as to ensure that the Terasen Utility and the users of the services of the Terasen Utility will not be detrimentally affected by the acquisition of the shares of Terasen Inc. by KMI.

While the Commission Panel is somewhat reassured by the statements made by Moody’s, it notes that the press release contains somewhat tentative language.  Specifically, the press release states that “Moody’s believes that the provisions proposed by KMI…would serve to substantially insulate TGI…” [emphasis added] (Exhibit B-4, Schedule 2). However, the Commission Panel notes that given the modified ring-fencing conditions suggested above and the Commission’s ongoing jurisdiction over the recovery of costs, it need not wait for and rely on a determination by credit agencies to approve the Transaction.  The Commission Panel notes that in the event of a credit downgrade arising specifically from this Transaction, the Commission can deny recovery of higher debt service costs from ratepayers.

The Commission Panel also notes that in response to the Information Requests from the LMLGUA/CEC, KMI has provided an assurance “… that it does not intend to apply to recover from Terasen Gas utilities (sic) ratepayers any premium that it may be paying for the acquisition of the shares of Terasen Inc.” (Exhibit B-16,

p. 14). This assurance notwithstanding, the Commission Panel notes that in the event future costs can be directly linked to the Transaction, the Commission may deny recovery of these costs in rates based on assurances and determinations made in this Application.

The Commission Panel concludes that it does not need to establish fixed targets for ROE or common equity ratios at this time, since these matters are already subject to regular review by the Commission.

In addition to the ring-fencing conditions above, the Commission Panel also has determined that a further condition should be attached to approval of the Transaction.  The Commission Panel finds that the Terasen Utilities should be required to maintain existing governance policies and that any changes in these policies should be approved by the Commission.  Specifically, in response to an Information Request from Mr. Black, KMI states that “Within the mandate of Terasen’s Board of Directors is a requirement that a majority of the Directors comprising the Board must be independent Directors.  A Director is independent if he or she has no material direct or indirect material relationship with Terasen” (Exhibit B-30, Response to Anderson IR No. 2, p. 2).  The Commission Panel considers that the continued independence of a majority of Directors will provide a further assurance that the Terasen Utilities will comply with the ring-fencing conditions.

5.3

Impact on Existing Covenants

In its final submission, KMI maintains that since the ownership of the Terasen Utilities by Terasen will not be changed by the completion of the Transaction, the Transaction will not affect any existing covenants given by the Terasen Utilities, whether financial, commercial or otherwise (Exhibit B-34, p. 11).  In its original Application, KMI also assured the Commission that it will ensure the Terasen Utilities are in a position to meet their capital investment obligations (Exhibit B-1, p. 20).  In response to an Information Request from Mr. Downey, KMI noted that “…the Terasen Utilities land use arrangements, tenures, etc.  and those of the Terasen companies involved in the transportation of petroleum products, do not change with the Transaction since those companies will continue to hold the land rights. KMI will become the shareholder of the parent of those companies, which will not affect any of the land rights” (Exhibit B-11, p. 2).  In response to an Information Request from the City of Abbotsford, KMI also indicated that “…[e]xisting easements, right-of-way grants, facility locations, etc. will not change as a result of the Transaction” (Exhibit B-24, p. 1). No Intervenors raise any issues related to existing covenants in their final submissions.

The Commission Panel accepts KMI’s assurances and concludes that the Transaction will not affect any existing covenants, whether financial, commercial or otherwise.

5.4

Conduct of Utility Business and Customer Service

5.4.1

Views of the Parties

The LMLGUA/CEC raise questions about any premium KMI may have offered for Terasen and how such a premium, if any, would be recovered by KMI (Exhibit C18-5).  The LMLGUA/CEC are concerned that any premium must somehow be recovered from customers of the Terasen Utilities and they submit that reductions in costs and associated service levels are a likely source of such recovery.  They suggest that “…[t]o gain a level of comfort that service levels will not be the primary vehicle to recoup high investment costs, service standards and proactive maintenance commitments should be more clearly benchmarked and auditable” (Exhibit C18-5, pp. 1314). They also suggest that the Application “…raises significant concerns around gas purchasing and supply” (Exhibit C18-5, p. 15). They maintain that these risks arise from KMI’s ownership of entities in storage, retail and transportation sectors. They note these risks are not clearly identifiable at this time and suggest additional conditions such as requiring procurement of gas supply remain in British Columbia and remain independent and discrete from other KMI gas purchasing activities.

COPE 378 (Exhibit C5-3) and the BCOAPO (Exhibit C1-3) both maintain that the Commission cannot conclude that the conduct of utility business and customer services will be maintained because of possible changes in senior management, loss of employees and lack of information regarding the Terasen reorganization.

The BCOAPO submits that in addition to the financial ring-fencing proposals put forward by KMI, the Commission should impose four additional conditions related to the future management of the Terasen Utilities and the make-up of the Board of Directors of the Terasen Utilities and Terasen as follows: 1) the Terasen Utilities will continue to be operated as presently constituted; 2) the management of the Terasen Utilities will be retained; 3) the Boards of the Terasen Utilities will be Canadian; and 4) the Board of the company finally constituted as the parent company of the Terasen Utilities, its senior management will be Canadian (Exhibit C1-3, p. 6).  With respect to the last condition, BCOAPO acknowledges the Commission does not have jurisdiction over the parent company of the Terasen Utilities but it sees no reason why this could still not be made a condition or why KMI would not agree to such a condition.

The Council of Canadians, Vancouver Chapter (Exhibit C11-8) raises concerns about corporate practices with respect to the location of customer records and possible impacts on the privacy of customer information if those records were to be kept in the United States.

Hul’qumi’num Treaty Group expressed concerns that KMI and Subco do not have a policy or mandate to develop relationships or reconcile interests with Aboriginal communities, as highlighted in recent court decisions (Exhibit D-22). As a result, Hul’qumi’num Treaty Group urges the Commission to either deny the Application, or attach a condition for a clear written policy and mandate, as well as a commitment to retain the Aboriginal Liaison department.

Mr. Anderson raises concerns about the priorities in capital allocation decisions by Terasen and its new parent.  Specifically, he argues:

“…the priority of KMI in the takeover of Terasen is to expand the pipeline services portion of the business. Their infusion of cash into Canadian operations will be focussed in this area since it will give the greatest return on investment.  Expansion of the utility portion of the Terasen business would in fact be in direct conflict with this prime objective of facilitating exports of fossil fuels through the non-regulated Terasen infrastructure. Thus any project that would expand the utility services would be at a considerable disadvantage for being approved by KMI over other possible projects” (Exhibit C15-7, p. 1).

Mr. Sykes suggests that the BCUC specify the Code of Conduct, Transfer Pricing Policies, Retail Markets Downstream of the Meter (RMDM) Guidelines and other rules that apply to ensure the criteria are met and that KMI will not allow any of the Terasen Utilities to restrict the supply of gas to the existing or future users of services of Terasen Utilities (Exhibit C20-7, p. 28).

KMI suggests that COPE 378 and BCOAPO have confused the potential for changes in executives of Terasen and the operational management of the Terasen Utilities (Exhibit B-34).  KMI further expects the operational management of the Terasen Utilities to remain in place and commits that it will take reasonable steps to retain all key Terasen staff .  However, citing the British Columbia Court of Appeal decision in British Columbia Hydro & Power Authority v British Columbia (Utilities Commission) (1996), 20 B.C.L.R. (3d) 106 (B.C.C.A.), KMI submits that the imposition of conditions related to the future management of the Terasen Utilities and the Directors of the Terasen and the Terasen Utilities Boards is not within the jurisdiction of the Commission (Exhibit B-34, p. 12). In its responses to Information Requests and again in its final submission, KMI makes several assurances with respect to the management of the Terasen Utilities as follows:

•

Quality of Service: “…the quality of service of the Terasen Utilities will not be detrimentally affected by KMI acquiring indirect ownership of the parent company” (Exhibit B-34, p. 11).  “Following the Transaction, KMI will provide, and/or will cause its subsidiaries and affiliates, including Terasen, to continue to provide, services to the Terasen Utilities in accordance with the terms and conditions of each of the Service Agreements, for the duration of the term of those agreements” (pp. 12-13).  “…[Customer Care] arrangements will not change as a result of the Transaction” (p. 13).  “Under it’s [sic] 2004-2007 rate settlement, TGI is to maintain and report on a series of Service Quality Indicators (SQIs) and Directional Indicators. KMI is open to exploring the introduction of SQIs for TGV [sic] similar to those at TGI” (p. 15).

•

Staff: “…KMI will take all reasonable steps to retain key Terasen staff and anticipates only some limited employee reductions related to overlapping corporate administrative functions primarily in the Vancouver corporate office of Terasen Inc.” (p. 11).

•

Senior Management: “…[w]ith respect to the Terasen Utilities, KMI intends to retain key senior management” (p. 11).

•

Headquarters: “The location of the headquarters of the Terasen Utilities in Greater Vancouver will not change as a result of this Transaction” (p. 12).

•

Pipeline Integrity Programs:  “The Terasen Utilities will have existing pipeline integrity management programs in place which will continue to be managed and maintained by the management team for the Terasen Utilities into the future…Following the Transaction, changes to existing pipeline integrity management programs and policies would be made, as they would be made without this Transaction, only if justified from a safety, reliability, and efficiency standpoint, and only if in compliance with statutes and regulations and after appropriate consultation with the Commission” (p. 13).

•

Governance: “Following the closing, the Boards of Subco, Terasen and the resulting entity from the amalgamation of Subco and Terasen are expected to have a majority of Canadian members” (Exhibit B-27, Response to Council of Canadians, Power River Chapter IR No. 2, p. 11).

In addition to these assurances, KMI stresses again that completion of the Transaction would not affect the Commission’s ongoing regulation of the Terasen Utilities in the public interest.

5.4.2

Commission Panel Determination

The Commission Panel acknowledges and appreciates the assurances made by KMI with respect to business conduct and services. However, the Commission Panel also notes that, if approved, the Transaction would not alter the Commission’s broad supervisory authority over the Terasen Utilities or its sanction powers if the Terasen Utilities fail to comply with the Commission’s requirements.  The Commission’s powers with respect to the supervision of public utilities include authority over the extension of works, the filing of rate schedules, reporting requirements and other matters it considers advisable for the safety, convenience and service of the public.  Further, under Section 26 of the UCA the Commission may, on its own motion or on complaint, hold a hearing to determine and set just and reasonable standards, classifications, rules, practices or services to be used by the public utility; determine and set standards for measuring the quantity or quality of service; and prescribe regulations for examining, testing or measuring service.

The Commission Panel also notes that, in other processes, the Commission has approved a Code of Conduct and Transfer Pricing Policy that governs the relationship between TGI and non-regulated businesses for the use and pricing of Utility resources for unregulated activities (i.e., products or services for which there are no Commission approved tariffs). This includes shared services, employment or contracting of Utility personnel, and the treatment of customer, utility, or confidential information (Commission Order No. G-51-03, Appendix A, pp. 2122). The Commission Panel concludes that the Transaction in no way changes the obligations imposed on the Terasen Utilities under these guidelines.  The Commission Panel notes KMI’s assurance that Terasen’s Internal Audit department will review the Terasen Utilities’ compliance with the Code of Conduct and Transfer Pricing Policy (Exhibit B-34, p. 16).  However, the Commission Panel also notes that as part of TGI’s 2004-2007 negotiated settlement, TGI is required to file an internal audit report in its Annual Review material (Commission Order No. G-51-03, Appendix A, pp. 21-22). Although not required, TGI has also decided to file an external audit report each year.

The Commission Panel does not agree with the additional conditions suggested by BCOAPO.  The Commission Panel notes that any change in the organization of the existing Terasen Utilities (e.g., consolidation, amalgamation or disposition) would require Commission approval.  The Commission Panel acknowledges the assurances made by KMI regarding staff, senior management and Directors of Terasen.  However, the Commission Panel notes that the Commission does not currently impose conditions regarding the hiring or removal of senior staff in utilities and considers that it would be difficult to enforce such a condition in the context of this Transaction.  Further, the Commission Panel has included conditions related to general governance practices in its discussion of ring-fencing. Beyond requiring the maintenance of current governance policies, the Commission Panel does not consider it appropriate to place further specific constraints on the composition of Boards of Directors and notes that the Commission does not currently impose such constraints on other public utilities within its jurisdiction. Finally, the Commission Panel agrees it has no jurisdiction over the parent of the Terasen Utilities and therefore concludes it could not effectively impose conditions with respect to the management or Directors of the parent.

With respect to the submission of Mr. Anderson raising concerns about the management priorities of Terasen following the Transaction, the Commission Panel assumes that Terasen currently has incentives to allocate capital to those areas of its businesses that have the greatest return on investment.  These incentives are, in part, balanced by the obligation of its subsidiary Utilities to serve and the powers of the Commission to require adequate capitalization and service quality within the Terasen Utilities.  The Commission Panel notes that the Transaction does not in any way reduce the Utilities’ obligations or the Commission’s regulatory powers in this regard.

With respect to the concerns of the Hul’qumi’num Treaty Group regarding the reconciliation of Aboriginal title and rights and treaty negotiations and related court decisions, the Commission Panel notes that regardless of ownership, the location of the assets and operations of the Terasen Utilities in B.C. will not change as a result of the Transaction and that the Terasen Utilities would continue to be subject to any related commitments or obligations imposed by court decisions.  The Commission Panel also notes that commitments made to Aboriginal communities are and will continue to be the responsibility of the management of the Terasen Utilities and the Commission Panel expects that the Terasen Utilities will continue to meet or exceed the standards for relationship building and maintenance which have been established with the Hul’qumi’num by Terasen Inc.

With respect to the privacy concerns raised by the Council of Canadians, Vancouver Chapter, and other concerns about gas procurement and other critical functions, the Commission Panel concludes that it would be appropriate to attach further conditions to the approval of the Transaction to protect customer interests.  The Commission Panel notes that under Section 44(2) of the UCA, “…[a] public utility must not remove or permit to be removed from British Columbia an account or record [required by the commission]…except on conditions specified by the Commission.  Section 54(9) of the UCA also permits the Commission to attach conditions and requirements to an approval under Section 54 that it considers necessary and desirable in the public interest.  In order to address concerns related to privacy and the general removal of critical functions from the Utilities’ service areas, the Commission Panel concludes that it should establish a condition that requires KMI not to change the geographic location of any existing functions or data currently in the Terasen Utilities’ service areas, without prior approval of the Commission.

5.5

Compliance with Appropriate Enactments and Regulations

In its Application (Exhibit B-1), KMI states that the Transaction will not be completed unless and until it receives all required governmental and regulatory authorizations.  As a result, at the time of its completion, the Transaction will be in compliance with all applicable Provincial and Federal legislation and regulations.  In its final submission (Exhibit B-34, p. 14), KMI provides an update on the current status of regulatory approvals:

(a)

Competition Act: On August 22, 2005, the Commissioner of Competition, acting through her designee, issued an advance ruling certificate in respect of the Transaction.  KMI is thereby exempted from the obligation to file a notification.  Thus, there are no approvals required under the Competition Act

(b)

Investment Canada Act: KMI’s application for review with the Investment Review Division of Industry Canada (“IRD”) was filed on August 18, 2005.  KMI is in discussions with IRD on possible undertakings in support of the Minister’s review of KMI’s application.

(c)

Water Utility Act: KMI is required to apply for approval of the Transaction in relation to the Panorama Mountain Water Utility operated by TMUS.  KMI submitted its application to the Comptroller on August 23, 2005, and on October 12, 2005, the Deputy Comptroller of Water Rights approved the application.

No Intervenors specifically challenge these statements, although the LMLGUA/CEC (Exhibit C18-5) note that KMI has been involved in a large number of regulatory and litigation matters which, in its view, raises concerns regarding the aggressiveness with which the Applicant deals with the appropriate enactments and regulations.

The Commission Panel concludes that the Transaction, even with Commission approval, will not be completed until KMI obtains all other necessary governmental and regulatory approvals.

5.6

Structural Integrity of Assets

5.6.1

Views of the Parties

With respect to impacts on the structural integrity of public utility assets, KMI (Exhibit B-34) submits that the Transaction will not alter the Commission’s broad authority or sanction powers over the Terasen Utilities, which include general powers over reliability and safety.  KMI points out that the Terasen Utilities are also subject to the continuing oversight of the BC Safety Authority, the BC Oil and Gas Commission, and the BC Workers Compensation Board.  KMI notes that the BC Safety Authority and the Oil and Gas Commission have both indicated they see no detrimental impact from the Transaction and have no safety or environmental concerns arising from the Transaction (Exhibit B-12, Response to Council of Canadians, Powell River Chapter IR No. 1, p. 7; Exhibit E-32; Exhibit E-10). KMI also notes that the Terasen Utilities will also continue to be subject to all other local, provincial and federal environmental and safety regulations and standards.  KMI submits that to the best of its knowledge, and the knowledge of TGI management, TGI has never been subject to an environmental legal proceeding that has resulted in a fine.

With respect to pipeline integrity, KMI refers to the existing pipeline integrity management programs at the Terasen Utilities that were approved by the Commission, as well as a rigorous distribution integrity management program.  KMI assures the Commission it “…has no intention or plans whatsoever to make any changes in the Terasen Utilities that would adversely affect or be in any way detrimental to the ability of the Terasen Utilities to continue providing safe and reliable service to their customers in compliance with the applicable safety and environmental laws and regulations” (Exhibit B-34, p. 15).  With respect to pipeline integrity, KMI specifically warrants that “[t]he pipeline integrity management programs and the rigorous distribution integrity management program will continue to be managed and maintained by the management team for the Terasen Utilities into the future” (Exhibit B-34, p. 16).

KMI further assures the Commission that, in consultation with the management of the Terasen Utilities, it “…will examine opportunities for best practice enhancements to operations, relationships and practices of the Terasen Utilities after the Transaction” (Exhibit B-34, p. 16).

The BC Business Council (Exhibit C10-2) is satisfied with the reviews conducted by two safety regulators of the Terasen Utilities that there will be no deleterious safety consequences resulting from the acquisition.

Several Intervenors, including the LMLGUA/CEC, COPE 378, the Council of Canadian, Powell River Chapter, and Ms. Baldazzi express skepticism about KMI’s ability and commitment to ensure the Terasen Utilities’ high level of safety and service, citing various environmental and safety incidents, investigations and sanctions in other jurisdictions.

KMI suggests that the submissions of Intervenors related to KMI’s environmental and safety record are misleading.  Specifically, KMI states that the various media reports and extracts filed by Ms. Baldazzi and the extracted Form 10K filings (annual filings on a company’s business and financial condition required by the U.S. Securities and Exchange Commission) referred to by the LMLGUA/CEC are actually in relation to its affiliate KMP and/or KMP subsidiaries, not KMI. KMI submits that “…the difference between KMI and KMP as it relates to the business of the Terasen Utilities is significant and should not be minimized or ignored by either the Intervenors or the Commission for the purposes of this Application” [emphasis in original] (Exhibit C-34, p. 17).  KMI notes that it has owned and operated natural gas utility systems in the United States for approximately 70 years through its business unit “KM Retail.”  KMI submits that “…KM Retail has a strong record of safety and environmental compliance with respect to its natural gas utility assets and services.  KM Retail has not committed any material breach of any environmental or safety rules, regulations or legislation in the past seven years or more, and no penalties or costs have been incurred or passed through to customers/ratepayers [sic]” (Exhibit B-34, p. 17). More details of their environmental and safety record are set out in KMI’s response to Information Requests from the LMLGUA/CEC (Exhibit B-16, Response to LMLGUA and CEC IR No. 1, pp. 6-13).  KMI argues that “…where there is interaction between KMI and the Terasen Utilities regarding the operation of best practices related to a natural gas utility business, the KMI personnel most involved in such interactions will be those individuals who operate KM Retails’ natural gas utility business operations” (Exhibit B-34, p. 18). KMI points out that KMP acquires, owns and operates mostly existing energy assets that were constructed many years ago by predecessor companies.  KMI acknowledges the environmental and safety related incidents that have occurred in relation to these assets and advises that “…KMP has put in place additional organizational processes to more effectively monitor and oversee environmental, health and safety matters and to ensure future compliance with all applicable laws and regulations” (Exhibit B-34, p. 18).  Further, in response to an Information Request from the Council of Canadians, Powell River Chapter, KMI maintained that “…[n]o fines or penalties assessed against KMI have ever been passed on to customers in rate proceeding matters” (Exhibit B-12, Response to Council of Canadians, Powell River Chapter, IR No. 1, p. 8).

Finally, KMI notes that the Terasen Utilities will remain subject to environmental and safety laws in British Columbia and Canada and assures the Commission that it “…will seek to maintain and enhance the current level of safety and reliability for the Terasen Utilities customers through the capture of the expanded operational experience expected to be gained and shared as a result of the Terasen Utilities being part of a more diverse enterprise under the KMI corporate group umbrella” (Exhibit B-34, p. 18).

5.6.2

Commission Panel Determination

Given the existing systems and management record of the Terasen Utilities, the natural gas system operating experience of KM Retail, the continued oversight of environmental and safety issues by other agencies in B.C. and Canada, and the ongoing supervisory authority and sanction powers of the Commission, the Commission Panel determines that the Transactions will not have any foreseeable detrimental impact on the structural integrity of Terasen Utilities’ assets.

The Commission Panel sees value in the best practices review referred to by KMI at page 16 of Exhibit B-34 and, in the event the Transaction receives all of the necessary approvals and is completed, directs KMI to perform and file the results of this review with the Commission no later than one year from the completion date of the Transaction.

6.0

SUMMARY OF ASSURANCES MADE BY THE APPLICANT

The Inland Industrials encourage the Commission to document specific assurances made by the Applicant in its Decision so they can serve as the standards by which future activities involving TGI and affiliated entities may be measured (Exhibit C9-2).  The Commission Panel agrees this would be helpful.  Some of these assurances have already been referred to above but are reproduced again here.  Except for the ring-fencing conditions, the Commission Panel does not believe it need elevate other assurances to conditions for approval of the Transaction since in virtually all cases, the Commission has the power to consider these assurances in the context of its regular oversight and review of the Terasen Utilities.

Senior Management and Employees of Terasen Utilities:

“…KMI will take all reasonable steps to retain key Terasen staff and anticipates only some limited employee reductions to overlapping administrative functions in the Vancouver corporate office” (Exhibit B-33, p. 4).

 “…KMI intends to retain key senior management and will continue to have local engineering, repair and operations employees” (Exhibit B-33, p. 4).

“While KMI does not know specifically who Subco’s/Terasen’s Chair, CEO, CFO and Vice President of Canadian Operations will be following the closing of the Transaction, it is expected that such persons will be Canadians and that the operational management of the Terasen Utilities will remain in place following the closing of the Transaction” (Exhibit B-27, Response to Council of Canadians, Powell River Chapter IR No. 2, p. 11).

Location of Headquarters for Terasen Utilities:

“The location of the headquarters of the Terasen Utilities will remain in Greater Vancouver” (Exhibit B-33, p. 4).

Customer Service:

“KMI has no intention or plans whatsoever to make any changes in the Terasen Utilities that would adversely affect or be in any way detrimental to the ability of the Terasen Utilities to continue providing safe and reliable service to their customers in compliance with all applicable safety and environmental laws and regulations”
(Exhibit B-34, p. 15)
“Customer care service arrangements for Terasen Gas will not change as a result of the Transaction” (Exhibit
B-33, p. 4).

“…KMI will provide, and/or will cause its subsidiaries and affiliates, including Terasen, to continue to provide, services to the Terasen Utilities in accordance with the terms and conditions of each of the Service Agreements, for the duration of the term of those agreements” (Exhibit B-34, pp. 12-13).

“Under it’s [sic] 2004-2007 rate settlement, TGI is to maintain and report on a series of Service Quality Indicators (SQIs) and Directional Indicators. KMI is open to exploring the introduction of SQIs for TGV[I] similar to those at TGI” (Exhibit B-34, p. 15).

“Kinder Morgan will ensure that the needs and requirements of Terasen’s gas utility customers will be met” (Exhibit B-15, Response to Wessler IR No. 1, p. 3).

“Customer service delivery enhancements will be analyzed using sound business case techniques to ensure cost savings or service improvements that customers are willing to pay for would result on a sustainable basis” (Exhibit B-34, p. 16).

Environmental and Safety Management Practices:

“…[t]he pipeline integrity management programs and the rigorous distribution integrity management program will continue to be managed and maintained by the management team for the Terasen Utilities into the future” (Exhibit B-34, p. 16).

 “… changes to existing pipeline integrity management programs and policies would be made, as they would be made without this Transaction, only if justified from a safety, reliability, and efficiency standpoint, and only if in compliance with statutes and regulations and after appropriate consultation with the Commission” (Exhibit B-34,

p. 13).

“The Kinder Morgan management and other personnel who would be involved with the Terasen Utilities will be those individuals who have responsibility for KM Retail’s environmental health and safety program and gas utility business operations, and who have been responsible for KM Retail’s excellent safety and environmental record over the years” (Exhibit B-16, Response to LMLGUA and CEC IR No. 1, p. 9).

“NO [sic] changes will be made in the current operations, practices, personnel, or other facets of the Terasen utilities that would adversely affect safety or environmental compliance” (Exhibit B-26, Response to LMLGUA and CEC IR No. 2, p. 3).

Organization Structure and Management Practices:

“KMI is not planning to implement any material organizational changes in the Terasen Utilities, and certainly none that would detrimentally affect the operations, relationships and practices that Terasen has established” (Exhibit B-9, Response to MEMPR IR No. 1, p. 16).

“…[KMI] will examine opportunities for best practice enhancements to operations, relationships and practices of the Terasen Utilities after the Transaction” (Exhibit B-34, p. 16).

Finances:

“KMI acknowledges that it does not intend to apply to recover from Terasen Gas utilities ratepayers any premium that it may be paying for the acquisition of the shares of Terasen Inc.” (Exhibit B-16, p. 14).

“…KMI confirms that none of the Terasen Utilities will be obligated, now or in the future, to guarantee the debt obligations of KMI, Subco, or any KMI affiliates” (Exhibit B-34, p. 10).

“No Transaction related costs are or will be passed on to utility rate payers.  Any time being spent by utility employees in support of the Transaction and/or application before the BCUC is being cross charged to Terasen Inc. in accordance with the Commission approved transfer pricing policy thereby conferring a benefit on ratepayers” (Exhibit B-26, Response to LMLGUA and CEC IR No. 2, p. 4).

“Transaction related costs will be borne by the parties to the Transaction, i.e.  Terasen Inc. and KMI” (Exhibit B-28, Response to MEMPR IR No. 2, p. 6).

“The cash that each of KMI and KMP is committed to returning to its shareholders and unit holders respectively is the excess cash that remains after all expenses and sustaining capital expenditures are made, all debt repayments to maintain a strong balance sheet are made, and all satisfactory capital expansion projects are addressed” (Exhibit B-9, Response to MEMPR IR No. 1, p. 6)

Governance:

“Following the closing, the Boards of Subco, Terasen and the resulting entity from the amalgamation of Subco and Terasen are expected to have a majority of Canadian members” (Exhibit B-27, Response to Council of

Canadians, Powell River Chapter IR No. 2, p. 11).

“Compliance with the Code of Conduct and Transfer Pricing Policy will continue, including an independent review by Terasen’s Internal Audit department” (Exhibit B-34, p. 16).

“KMI, in consultation with the management of the Terasen Utilities, will continue to ensure that the Terasen Utilities keep the Commission informed and involved in those areas that would have significant impacts on the customer” (Exhibit B-34, p. 16).

Natural Gas Resources / Exports:

“Kinder Morgan [KMI] does not plan to invest in natural resources” (Exhibit B-12, Response to Council of Canadians, Powell River Chapter IR No. 1, p. 5).

“The Transaction will not result in the natural gas supplies purchased by Terasen being diverted to markets in the United States” (Exhibit B-15, Response to Wessler IR No. 1, p. 2).

7.0

COMMISSION DECISION, CONDITIONS AND DIRECTIONS

7.1

Approval of the Transaction

On August 17, 2005 KMI applied to the Commission for approval to acquire the shares of Terasen and an indirect acquisition of the Terasen Utilities. As a result of the written process established to consider the KMI Application, 36 individuals or organizations registered to participate as Intervenors, many of whom filed information requests and submissions.  In addition, more than 8,000 letters of comment were filed by the October 14 deadline, as further discussed in Chapter 3.2 of this Decision.

The Commission Panel is fully conscious of and appreciates the degree of sincere public concern related to the Transaction and transfer of ownership of the energy transportation and natural gas and propane distribution subsidiaries of Terasen in B.C. to KMI, a U.S.-based corporation.  The services provided by the Terasen Utilities are vital and integral to the residents and businesses of B.C. and are regulated by the Commission in accordance with its authority and powers under the Utilities Commission Act (“UCA”).

As noted above in Chapters 3.2 and 4.3.3, many concerns related to the Transaction appear to be based on misunderstandings about the existing ownership and structure of Terasen, the structure of the natural gas market in B.C., and the authority of the Commission over public utilities operating in B.C.  The Commission’s review of KMI’s application extends only to Terasen’s ownership of regulated public utilities in B.C. and must be conducted in accordance with the Commission’s jurisdiction and mandate under the Utilities Commission Act.

Because the Terasen Utilities would continue as separate corporate entities following the Transaction, the Commission Panel concludes that the Transaction does not involve the disposition of property as contemplated by Section 52, nor the consolidation, amalgamation or merger of a utility with another person as contemplated by Section 53. The Commission Panel finds, therefore, that the Application is appropriately brought and considered under Section 54 of the UCA as a Transaction involving a “reviewable interest” within the context of that provision (where KMI would own or control 100 percent of the voting shares of the Terasen Utilities).

Section 54 provides that that the Commission may give its approval of the KMI Application, subject to conditions and requirements it considers necessary or desirable in the public interest, but the Commission must not give its approval unless it considers that the public utility and the users of the services of the public utility will not be detrimentally affected.

The Commission Panel has considered the criteria established in its previous decisions and in the context of the submissions and issues and concerns raised and concludes that the relevant criteria for evaluating the impacts of this Application are as follows:

(a)

the utility’s current and future ability to raise equity and debt financing not be reduced or impaired;

(b)

there be no violation of existing covenants that will be detrimental to the customers;

(c)

the conduct of the utility’s business, including the level of service, either now or in the future, will be maintained or enhanced;

(d)

the application is in compliance with appropriate enactments and/or regulations;

(e)

the structural integrity of the assets will be maintained in such a manner as to not impair utility service; and

(f)

the public interest will be preserved.

With respect to the preservation of the public interest, the Commission Panel concludes that the public interest is not a broad, open-ended examination of any issue raised by an Intervenor or in a letter of comment, but rather is defined by the Commission’s statutory mandate and its determination of relevant issues.  Issues, therefore, such as trade disputes, employment impacts and tax impacts, as discussed in Chapter 4.3, for example, are outside the Commission’s jurisdiction and authority and are thus beyond the scope of this review. Foreign ownership is not an issue in and of itself but only to the extent that new ownership could have a detrimental impact, for example, where the credit rating of the parent could affect the financing capability of its new subsidiaries.  The Commission Panel finds that criteria (a) through (e) above adequately capture many of the relevant concerns raised and the key issues it must consider related to KMI’s Application.  Criterion (f) also provides an opportunity to weigh any impacts identified in criteria (a) through (e) in order to make an overall determination of whether the Application preserves the public interest.

Having determined that the above criteria cover the key public interest considerations relevant to its review of the Transaction and after reviewing the potential impacts of the Transaction in relation to these criteria, the Commission Panel finds that, in view of the assurances provided by KMI and with certain conditions and directions discussed previously and described below, the Transaction will not have a detrimental impact on the public interest.

In this light, and most significantly, it is critical to recognize that the Commission’s ongoing regulation of the Terasen Utilities will not change as a result of the Transaction.  The Commission has very broad supervisory powers and authority under the Utilities Commission Act to regulate the Terasen Utilities, particularly with respect to rates charged to customers for services and the quality of those services.  As acknowledged by KMI, the Commission also has sanction powers to ensure compliance with Commission requirements.  The Commission has in place established guidelines and procedures, and will to continue to monitor and enforce them, to ensure that the current standards are maintained and that there is no detriment as a result of this Transaction.

7.2

Conditions

As noted above, the Commission may attach conditions to an approval under Section 54 that it considers necessary and desirable for the public interest.  The Commission Panel has determined that the following conditions should be attached to approval of the Transaction.

7.2.1

Ring-Fencing

KMI recognized the importance of the ‘credit rating risk analysis and ring-fencing’ criteria for evaluating the Transaction’s impact on the Terasen Utilities and acknowledged that a downgrade in TGI’s credit rating resulting from the Transaction could increase the costs of borrowing and the cost of service to ratepayers.  KMI, therefore, proposed ring-fencing conditions to insulate TGI from credit rating downgrades and related financial risks associated with any affiliates in the larger Terasen/KMI corporate family.  After reviewing the ring-fencing conditions proposed by KMI, its responses to information requests and the submissions of Intervenors related thereto, the Commission Panel has revised the ring-fencing conditions.  The ring-fencing conditions approved by the Commission Panel are as follows:

(1)

Each Terasen Utility shall maintain, on a basis consistent with BCUC orders and accounting practices, a percentage of common equity to total capital that is at least as much as that determined by the Commission from time to time for ratemaking purposes.

(2)

No Terasen Utility will pay a common dividend without prior Commission approval if the result would reasonably be expected to violate the restriction in (1) above.

(3)

(a)

No Terasen Utility will lend to, guarantee or financially support any affiliates of the Terasen Utilities,

other than between TGI and TGS, or as otherwise accepted by the Commission.

(b)

TGI and TGS shall together maintain separate banking and cash management arrangements from other affiliates. TGVI shall establish separate banking and cash management arrangements from other affiliates once it has completed its proposed refinancing.

(c)

No Terasen Utility will enter into a tax sharing agreement with any affiliate of the Terasen Utility, unless the agreement has been approved by the Commission.

4)

No Terasen Utility will enter into transactions with affiliates that are not in compliance with Commission guidelines, policies or directives regarding affiliate transactions, and no Terasen Utility will enter into transactions with affiliates on terms less favourable to the Terasen Utility than those available from third parties on an arms-length basis, unless otherwise approved by the Commission.

5)

No Terasen Utility will engage in, provide financial support to or guarantee non-regulated businesses, unless otherwise approved by the Commission.

These conditions may be revised and/or supplemented in future by the Commission as required to protect the public interest.

7.2.2

Governance

The Commission Panel finds that the Terasen Utilities should be required to maintain existing governance policies and that any changes in these policies should be approved by the Commission.  In particular, the Commission Panel concludes that the continued independence of Directors, as required in existing governance policies, will provide a further assurance that the Terasen Utilities will comply with the ring-fencing conditions.

7.2.3

Location of Functions and Data

In order to address privacy concerns and other concerns, the Commission Panel determines that it would be appropriate to attach a condition to approval of the Transaction that requires KMI not to change the geographic location of any existing functions or data currently in TGI’s service area without prior approval of the Commission.

7.3

Directions

The Commission Panel sees value in the best practices review referred to by KMI at page 16 of Exhibit B-34 and, in the event the Transaction receives all of the necessary approvals and is completed, directs KMI to perform and file the results of this review with the Commission no later than one year from the completion date of the Transaction.

DATED at the City of Vancouver, in the Province of British Columbia, this 10th day of November 2005.

        Original signed by:

Robert H. Hobbs

Chair

        Original signed by:

Lori A. Boychuk

Commissioner

        Original signed by:

Robert W. Whitehead

Commissioner

SIXTH FLOOR, 900 HOWE STREET, BOX 250 VANCOUVER, B.C. V6Z 2N3 CANADA web site: http://www.bcuc.com	BRITISH COLUMBIA UTILITIES COMMISSION ORDER NUMBER G-116-05
TELEPHONE: (604) 660-4700 BC TOLL FREE: 1-800-663-1385 FACSIMILE: (604) 660-1102

IN THE MATTER OF
the Utilities Commission Act, R.S.B.C. 1996, Chapter 473

and

An Application by Kinder Morgan, Inc. and 0731297 B.C. Ltd.
for Approval of the Acquisition of the Common Shares of Terasen Inc.

BEFORE:

R.H. Hobbs, Chair

L.A. Boychuk, Commissioner

November 10, 2005

R.W. Whitehead, Commissioner

O  R  D  E  R

WHEREAS:

A.

On August 17, 2005, Kinder Morgan, Inc. (“KMI”) and 0731297 B.C. Ltd. (“Subco”) (“collectively the Kinder Morgan Companies”) applied pursuant to Section 54 of the Utilities Commission Act (“the Act”) for an Order approving the acquisition of the common shares of Terasen Inc. (“Terasen”) which would cause the Kinder Morgan Companies to have indirect control of certain public utilities regulated by the British Columbia Utilities Commission (“the Application”); and

B.

The public utilities are Terasen Gas Inc. (“TGI”), Terasen Gas (Vancouver Island) Inc. (“TGVI”), Terasen Gas (Whistler) Inc. (“TGW”), Terasen Gas (Squamish) Inc. (“TGS”), and Terasen Multi-Utility Services Inc. (“TMUS”) (collectively the “Terasen Utilities”); and

C.

TGI, TGVI, TGW, TGS and TMUS are, directly or indirectly, wholly-owned subsidiaries of Terasen; and

D.

KMI, Subco and Terasen have entered into an August 1, 2005 Agreement under which Subco, a wholly-owned subsidiary of KMI, will acquire all of the issued and outstanding common shares of Terasen; and

E.

Section 54(9) of the Act states:

“The commission may give its approval under this section subject to conditions and requirements it considers necessary or desirable in the public interest, but the commission must not give its approval under this section unless it considers that the public utility and the users of the service of the public utility will not be detrimentally affected.”; and

F.

KMI and TGI jointly undertook a communication and consultation program in the TGI, TGVI, TGS, and TGW service areas and submitted a summary of the comments to the Commission as part of the materials filed in support of its Application; and

…/2

BRITISH COLUMBIA UTILITIES COMMISSION ORDER NUMBER G-116-05

2

G.

Following a Procedural Conference held on September 9, 2005, the Commission by Order No. G-86-05 established a Regulatory Timetable for the review of the Application in a written public hearing process with a deadline for Intervenor submissions of October 14, 2005 and KMI submissions of October 21, 2005; and

H.

By letter dated October 24, 2005 (Exhibit A-7), the Commission advised KMI, TGI and the Intervenors that the Commission Panel did not have questions arising from the written submissions and the oral phase of submissions would not be held on November 2, 2005; and

I.

The Commission has considered the Application and the evidence all as set forth in the Decision issued concurrently with this Order.

NOW THEREFORE the Commission, for the reasons stated in the Decision, orders that the Application is approved subject to the conditions contained in the Decision accompanying this Order.

DATED at the City of Vancouver, in the Province of British Columbia, this  10th      day of November 2005.

 BY ORDER

Original signed by:

Robert H. Hobbs Chair

APPENDIX A

APPEARANCES

G. FULTON

Commission Counsel

P. CASSIDY

Kinder Morgan, Inc. and 01731297 B.C. Ltd

C. JOHNSON

Terasen Gas Inc. and Terasen Inc.

D. BURSEY

Inland Industrials

C. WEAFER

Lower Mainland Large Gas Users Association and Commercial Energy Consumers Association of British Columbia

G. BIERLMEIER

Ministry Of Energy, Mines And Petroleum Resources

J. YARDLEY

City of Abbotsford

R. GATHERCOLE

B.C. Old Age Pensioners' Organization| Counsel of Senior Citizens' Organizations, B.C. Coalition of People With Disabilities Council of Senior Citizen's Organizations Federated Antipoverty Group of B.C. End Legislated Poverty and Tenants Action Coalition

J. BROWN

Canadian Office and Professional Employees Union, Local 378

D. ASKEW

Council of Canadians Vancouver Chapter

N. MAXEY

Council of Canadians Powell River Chapter

S. SIMPSON

Legislature for Vancouver Hastings and Environment Critic for the Official Opposition

C. EVANS

MLA for Nelson Creston and The Energy Critic for the Official Opposition

B. DOWNEY

Democratic Reform Party of B.C.

C. FOGAL

Canadian Action Party

M. JAMES

Self

S. ANDERSON

Self

R. SYKES

Self

G. HELTON

Self

J. WESSLER

Self

__________________________________________________________________________________

P.W. Nakoneshny	Commission Staff
W.J. Grant
J.W. Fraser
J.B. Williston
Trent Berry	Commission Consultant
Compass Resource Management Ltd.
Allwest Reporting Inc.	Court Reporters

APPENDIX B

IN THE MATTER OF
the Utilities Commission Act, R.S.B.C. 1996, Chapter 473
and
An Application by Kinder Morgan, Inc. and 0731297 B.C. Ltd.
for Approval of the Acquisition of the Common Shares of Terasen Inc.

EXHIBIT LIST

Exhibit No.

Description

COMMISSION DOCUMENTS

A-1	Letter dated August 19, 2005 and Order No. G-76-05 establishing a Procedural Conference and Regulatory Agenda
A-2	Letter and Commission Information Request No. 1 dated August 26, 2005
A-3	Letter dated September 8, 2005 advising that the Commission will seek submissions at the Procedural Conference regarding the use of Confidential Exhibit B-5
A-4	Letter dated September 14, 2005 and Order No. G-86-05 issuing the Regulatory Timetable for this proceeding
A-5	Letter dated September 27, 2005 Response to Russell Sykes from Gordon Fulton, BLC on behalf of BCUC
A-6

Letter dated October 3, 2005 requesting that Intervenor Submissions include comments on the scope of issues that are appropriate for consideration by the Panel under Section 54 of the Utilities Commission Act

A-7	Letter dated October 24, 2005 cancelling the oral phase scheduled for November 2, 2005

APPLICANT DOCUMENTS

B-1	Application dated August 17, 2005 by Kinder Morgan, Inc. for the approval of the acquisition of the Common Shares of Terasen Inc.
B-2	Terasen Inc. Stakeholder Purchase Information Package
B-3	Regional Consultation Plans – Regional Open House Schedule dated August 24, 2005

APPENDIX B

Exhibit No.

Description

B-4	Letter and Responses to Commission Information Request No. 1 dated September 1, 2005
B-5	CONFIDENTIAL – Schedule 1 information responding to Commission Information Request No. 1
B-6	Letter dated September 7, 2005 enclosing Summary of Public Consultation
B-7	Letter dated September 13, 2005 waiving Confidentiality of financial documents in Exhibit B-5
B-8	Response to COPE378 Information Request No. 1 dated September 19, 2005
B-9	Response dated September 19, 2005 to Ministry of Energy Mines and Petroleum Information Request No. 1
B-10	Response dated September 19, 2005 to BCOAPO Information Request No. 1
B-11	Response dated September 19, 2005 to the Democratic Reform Party of BC Information Request No. 1
B-12	Response dated September 19, 2005 to Council of Canadians-Powell River Chapter Information Request No. 1
B-13	Response dated September 19, 2005 to District of Chetwynd Information Request No. 1
B-14	Response dated September 19, 2005 to Greg Helten Information Request No. 1
B-15	Response dated September 19, 2005 to Joachim Wessler Information Request No. 1
B-16	Response dated September 19, 2005 to LMLGUA and CECA Information Request No. 1
B-17	Response dated September 19, 2005 to Russell Sykes Information Request No. 1
B-18	Response dated September 19, 2005 to Sam Anderson Information Request No. 1
B-19	Response dated September 22, 2005 to Beatrice Varley Information Request No. 1

APPENDIX B

Exhibit No.

Description

B-20	Response dated September 22, 2005 to Andy Shadrack Information Request No. 1
B-21	Response dated September 29, 2005 to Joachim Wessler Information Request No. 2
B-22	Response dated September 29, 2005 to Marshall James Information Request No. 2
B-23	Response dated September 29, 2005 to Brian Downey Information Request No. 2
B-24	Response dated September 29, 2005 to the City of Abbotsford Information Request No. 1
B-25	Response dated September 29, 2005 to Jean Binette Information Request No. 2
B-26	Response dated September 29, 2005 to LMLGUA and CEC Information Request No. 2
B-27	Response dated September 29, 2005 to Council of Canadians, Powell River Chapter Information Request No. 2
B-28	Response dated September 29, 2005 to Ministry of EMPR Information Request No. 2
B-29	Email dated September 19, 2005 providing additional process information
B-30	Response dated October 12, 2005 to Sam Anderson Information Request No. 2
B-31	News Release dated October 18, 2005 - Terasen shareholders approve acquisition by Kinder Morgan
B-32	Letter dated October 21, 2005 – Review of Mr. Shane Simpson Letter to follow
B-33	Submission dated October 21, 2005 – Responses to concerns expressed by Interested Parties and the Public
B-34	Letter dated October 21, 2005 – Written Submissions
B-35	KMI cover letters and Emails confirming Information Responses and Order Distribution

APPENDIX B

Exhibit No.

Description

INTERVENOR DOCUMENTS

C1-1	THE BC OLD AGE PENSIONERS ORGANIZATION ET AL. – Notice of Intervention dated August 24, 2005
C1-2	Information Request dated September 12, 2005
C1-3	E-mail dated October 13, 2005 - Submission
C2-1	TERASEN GAS INC. – Notice of Intervention dated August 24, 2005 from Scott Thomson
C2-2	Letter dated October 14, 2005 - Submission
C3-1	COUNCIL OF CANADIANS (VANCOUVER CHAPTER) – Notice of Intervention dated August 25, 2005 from David Askew
C4-1	SIMPSON, SHANE MLA for Vancouver Hastings – Notice of Intervention dated August 26, 2005
C5-1	CANADIAN OFFICE AND PROFESSIONAL EMPLOYEES UNION – LOCAL 378 (COPE) – Notice of Intervention dated August 24, 2005 from Pat Junnila
C5-2	Information Request dated September 12, 2005
C5-3	COPE Local 378 Final Submission dated October 14, 2005
C6-1	DIRECT ENERGY MARKETING LIMITED – Notice of Intervention dated August 29, 2005 from Chad Painchaud
C7-1	JAMES, Marshall – Notice of Intervention dated August 24, 2005 C7-2 Letter of Comment dated August 30, 2005 C7-3 Letter of Comment dated September 23, 2005
C7-2	Letter of Comment dated August 30, 2005
C7-3	Letter of Comment dated September 23, 2005
C8-1	WEST FRASER MILLS – Notice of Intervention dated August 29, 2005 from David Humber

APPENDIX B

Exhibit No.

Description

C9-1	INLAND INDUSTRIALS – Notice of Intervention dated August 31, 2005 from David Bursey, Bull, Housser & Tupper
C9-2	Inland Industrials submission dated October 14, 2005
C10-1	BUSINESS COUNCIL OF BRITISH COLUMBIA – Notice of Intervention dated September 1, 2005 from Jerry Lampert
C10-2	Letter dated October 14, 2005 – Brief submission
C11-1	COUNCIL OF CANADIANS POWELL RIVER CHAPTER – Notice of Intervention dated September 1, 2005 from Nelle Maxey
C11-2	Information Request No. 1 dated September 12, 2005 from Nelle Maxey
C11-3	E-mail dated September 19, 2005 from Nelle Maxey – Written submissions
C11-4	E-mail dated September 20, 2005 from Nelle Maxey – KMI responses
C11-5	E-mail dated September 23, 2005 from Nelle Maxey – Unable to complete IR’s
C11-6	E-mail dated September 26, 2005 from Nelle Maxey – Council of Canadians Information Request No. 2
C11-7	E-mail dated September 27, 2005 from Nelle Maxey – Letter of Comment
C11-8	Letter of Comment dated October 14, 2005
C11-9	Council of Canadians Submission dated October 14, 2005
C12-1	DEMOCRATIC REFORM PARTY OF BC – Notice of Intervention dated September 2, 2005 from Brian Downey
C12-2	E-mail dated September 12, 2005 Information Request from Brian Downey to Terasen Inc. and Kinder Morgan Inc.
C12-3	E-mail dated September 13, 2004 – Revised Exhibit C12-2 Information Request from Brian Downey
C12-4	Submission dated September 9, 2005 from Brian Downey
C12-5	E-mail submission dated September 21, 2005 from Brian Downey
C12-6	E-mail submission dated September 26, 2005 from Brian Downey

APPENDIX B

Exhibit No.

Description

C12-7	E-mail submission dated September 23, 2005 from Brian Downey
C12-8	E-mail dated September 28, 2005 from Brian Downey – Additional Information Request
C12-9	E-mail dated September 30, 2005 providing a comprehensive list of community newspapers
C12-10	E-mail dated October 7, 2005 – Additional Information Request
C12-11	E-mail dated October 11, 2005 – Additional Information Request to Kinder Morgan
C12-12	E-mail dated October 14, 2005 from Brian Downey – Suggested Draft Order
C13-1	CANADIAN ACTION PARTY – Notice of Intervention dated September 5, 2005 from Constance Fogal
C14-1	BINETTE JEAN – Notice of Intervention dated September 6, 2005
C14-2	E-mail dated September 20, 2005 – Explanation to Exhibit C11-3 accepted
C14-3	E-mail dated September 21, 2005 – Comment on Exhibit C12-5
C14-4	E-mail dated September 25, 2006 – Unable to file
C14-5	E-mail dated September 26, 2006 – Information Request No. 2
C14-6	E-mail dated September 26, 2005 – Reply to Exhibit C12-6
C14-7	E-mail dated September 28, 2005 - Submission
C15-1	ANDERSON, SAM – Notice of Intervention dated September 6, 2005
C15-2	Letter of Comment dated September 9, 2005
C15-3	Information Request No. 1 received September 13, 2005
C15-4	Letter received September 30, 2005 – Information Request No. 2
C15-5	Addendum to Information Request No. 2 dated September 30, 2005
C15-6	Letter of Comment dated October 1, 2005
C15-7	Submission and Addendum dated October 14, 2005

APPENDIX B

Exhibit No.

Description

C16-1	CITY OF ABBOTSFORD – Notice of Intervention dated September 2, 2005 from James G. Yardley, Murdy & McAllister
C16-2	Letter dated September 26, 2005 confirming extension of deadline for IR’s
C16-3	Letter dated October 17, 2005 – Does not propose filing any submissions
C17-1	HANISON-NAGEL, STEPHEN – Notice of Intervention dated August 30, 2005
C18-1	LOWER MAINLAND LARGE GAS USERS ASSOCIATION – Notice of Intervention dated September 6, 2005 from Christopher Weafer, Owen-Bird
C18-2	Information Request dated September 12, 2005
C18-3	Letter dated September 22, 2005 regarding response to KMI’s IR No. 2
C18-4	Letter dated September 26, 2005 LMLGUA Information Request No. 2
C18-5	Submissions of the Lower Mainland Large Gas Users Association and the Commercial Class Energy Consumers Association of British Columbia dated October 14, 2005
C19-1	MINISTRY OF ENERGY, MINES & PETROLEUM RESOURCES – Notice of Intervention dated September 6, 2005 from Stirling Bates
C19-2	Information Request dated September 12, 2005
C19-3	Information Request No. 2 dated September 23, 2005
C20-1	SYKES, RUSSELL – Notice of Intervention dated September 3, 2005
C20-2	Submission dated September 13, 2005
C20-3	Submission dated September 12, 2005
C20-4	Letter and Information Request dated September 12, 2005
C20-5	Letter dated September 14, 2005 – Correction/clarification
C20-6	Letter dated September 20, 2005
C20-7	Letter dated October 14, 2005 – Submission

APPENDIX B

Exhibit No.

Description

C20-8	Letter dated October 17, 2005 - Submission
C20-9	Facsimile dated October 14,2005 – Support of R. Sykes Submission from N.V. Schaefer, PhD
C21-1	DISTRICT OF CHETWYND – Notice of Intervention dated September 2, 2005 from Colin Stewart, Staples McDannold Stewart
C21-2	Submission dated October 14, 2005 – Opposing acquisition of shares
C22-1	SHADRACK, ANDY – Notice of Intervention dated August 30, 2005
C23-1	RAILEX ENERGY GROUP, INC. – Notice of Intervention dated September 6, 2005 from M.L. Pennfield Bradley
C23-2	Letter dated October 14, 2005 – No objection to transaction
C24-1	EVANS, CORKY MLA (Nelson-Creston) – Notice of Intervention dated September 6, 2005
C25-1	COMMERCIAL ENERGY CONSUMER ASSOCIATION OF BRITISH COLUMBIA – E-mail dated September 7, 2005 requesting Intervenor Status from Christopher Weafer, Owen-Bird
C26-1	HELTEN, GREG – E-mail dated September 6, 2005 requesting Intervenor Status
C26-2	Information Request dated September 12, 2005
C27-1	WESSLER, Joachim M.O. – Facsimile dated September 6, 2005 requesting Intervenor Status
C27-2	Information Request dated September 12, 2005
C27-3	Information Request No. 2 dated September 23, 2005
C27-4	Letter dated October 14, 2005 - Submission
C28-1	VARLEY, Beatrice – Notice of Intervention dated September 16, 2005

APPENDIX B

Exhibit No.

Description

C28-2	E-mail dated October 14, 2005 – Comments
C29-1	ANDERSON, Tod – Notice of Intervention dated September 29, 2005
C30-1	DIMITROV, Peter – Notice of Intervention dated September 28, 2005
C30-2	Letter dated October 17, 2005 - Submission
C31-1	BALDAZZI, Elisabeth – Notice of Intervention dated September 30, 2005 Letter of Comment received September 12, 2005 (see Exhibit E-77)
C31-2	E-mail dated October 13, 2005 - Submission
C32-1	CRAIG, Lorne – Notice of Intervention dated October 6, 2005
C32-2	Letter dated October 14, 2005 – Protest proposed sale
C32-3	Letter of Comment dated October 6, 2006
C33-1	BALL, Don – E-mail dated October 14, 2005 - Request change to Intervenor Status
C34-1	MCNAB, Lorne – Web registration dated October 17, 2005 requesting Intervenor Status
C35-1	DESROCHERS, Ed – Web registration dated October 17, 2005 requesting Intervenor Status
C36-1	IBEW Local 213 – Web registration dated October 17, 2005 from Randy Loski requesting Intervenor Status

APPENDIX B

Exhibit No.

Description

INTERESTED PARTY DOCUMENTS

D-1	Rental Owners and Managers Association - E-mail dated August 22, 2005 requesting Interested Party Status from Al Kemp, CEO
D-2	PGH Consulting Services Ltd. - E-mail dated August 25, 2005 from Paul Henderson
D-3	WILSON, Greta - Web registration dated August 25, 2005
D-4	BINETTE, Jean – Web registration received August 29, 2005 WITHDRAWN – see Exhibit C14-1
D-5	DAVIS, C – Web registration received August 29, 2005
D-6	DUNN, Greg – Web registration received August 29, 2005
D-7	VARLEY, Beatrice – E-mail dated August 31, 2005 requesting Interested Party Status Withdrawn
D-8	EDDY, Diane – Email dated August 31, 2005 requesting Interested Party Status
D-9	GOWAN, Tom – Web registration dated September 2, 2005
D-10	JOANNA – Web registration dated September 1, 2005
D-11	LORIEAU, Jean-Paul – Web registration dated August 30, 2005
D-12	SPERLING, Don – Web registration dated September 1, 2005
D-13	DAVIS, Angus – E-mail dated September 4, 2005 requesting Interested Party Status
D-14	PARKINSON, Glenn – Web registration dated September 2, 2005
D-15	ROSS, Patricia – E-mail dated September 4, 2005 requesting Interested Party Status
D-16	HILLS, William G., Ph.D – E-mail dated September 5, 2005 requesting Interested Party Status E-mail Letter of Comment dated October 13, 2005

APPENDIX B

Exhibit No.

Description

D-17	WESTCOAST ENERGY INC. – Letter dated September 1, 2005 requesting Interested Party Status from Kirsten B. Jaron
D-18	MARSH, FRED G – Letter dated September 3, 2005 requesting Interested Party Status
Facsimile Letter of Comment dated September 5, 2005
D-19	YOUNG, ROGER – Letter dated September 1, 2005 requesting Interested Party Status
D-20	THORNBURGH, JACK – E-mail dated September 6, 2005 requesting Interested Party Status
D-21	EWART, PETER – E-mail dated September 6, 2005 requesting Interested Party Status
D-22	HUL'QUMI'NUM TREATY GROUP – Web registration dated September 8, 2005 requesting Interested Party Status
Submission dated October 14, 2005 on the Kinder Morgan acquisition of Terasen Inc. and the reconciliation of Aboriginal title and rights and treaty negotiations, per recent court decisions
D-23	SHANNON, BARRY – Web registration dated September 11, 2005 requesting Interested Party Status
D-24	KLEINSTEUBER, CATHERINE – Web registration dated September 13, 2005 requesting Interested Party Status
D-25	MCFEE, DOUG -Web registration dated September 29, 2005 requesting Interested Party Status
D-26	BALL, DON – E-mail dated September 29, 2005 requesting Interested Party Status
D-27	MARTINEAU, Sylvia Dodgson– E-mail dated September 30, 2005 requesting Interested Party Status
D-28	JESSACHER, KRISTA – Web registration dated October 3, 2005 requesting Interested Party Status and E-mail Letter of Comment
D-29	DUNCAN, R – Web registration dated October 6, 2005 requesting Interested Party Status

APPENDIX B

Exhibit No.

Description

D-30	INGRAM, G. PAUL -Web registration dated October 1, 2005 requesting Interested Party Status
D-31	CONROY, RORY N. -Web registration dated October 6, 2005 requesting Interested Party Status
D-32	MILES, KEITH – Web registration dated October 17, 2005 requesting Interested Party Status
D-33	ANDERSON, SALLY – Web registration dated October 17, 2005 requesting Interested Party Status
D-34	LEES, CHRISTINA -Web registration dated October 17, 2005 requesting Interested Party Status
D-35	BLACK, DAVID -Web registration dated October 17, 2005 requesting Interested Party Status
D-36	REDMAN, BRIAN -Web registration dated October 17, 2005 requesting Interested Party Status
D-37	GAYTON, DON GAYTON & HARRIS, JUDY -Web registration dated October 17, 2005 requesting Interested Party Status

LETTERS OF COMMENT

E-1

Letters of Comment dated August 2, 2005 from the following:

Anne Sanderson

Heather Rush

Richard Robinson

Sammy Pan

Sidney Taylor

E-2

Letters of Comment dated August 3, 2005 from the following:

Claire Cutler Page

Debbie & Linda Tedsten

Edward Chan-Henry

Ken Laing

Phil Johnson

Sasha McInnes

APPENDIX B

Exhibit No.

Description

E-3	Letters of Comment dated August 4, 2005 from the following:
Carol Gray Chris Becenko David & Linda Seller Karen Donovan Shawn Levesque
E-4	Letters of Comment dated August 5, 2005 from the following:
Barbara Grant Heather Whiteford John Petryk Lynda Lees Marina Dodis Moira S. Greaven Peter & Karen Will
E-5	Letters of Comment dated August 8 and 9, 2005 from the following:
Lynn Cvitko Mary Lane & Wilma Childerley Roger Poulton
E-6	Letters of Comment dated August 12, 2005 from the following:
Allegra Sloman Andrew Astfalk Donn Tarris Jim Norie Russ Hartman Scott Henney
E-7	Letters of Comment dated August 13, 2005 from the following: Alison Dennis Daniel Holburn Judith Gurney Kevin Shoesmith Madeleine Tarris Margo M. Catamo

APPENDIX B

Exhibit No.

Description

E-8

Letters of Comment dated August 14, 2005 from the following:

C.D. Routliffe
David Hart
Eddie Y. Fong
Hans Kratz
Joan Munson
John C. Clement

John D. Taylor
Judy Brayden
Marianne Busby
Peter & Eleanor Holuboff
Robert E. Hollies

Sandford Tuey

E-9

Letters of Comment dated August 15, 2005 from the following:

Andy Shadrack
Debora Ritchie
Dennis Tham
Dr. D.H. Kelly
Heidi Gerhardt
Helen Ward
Jack deWit
Jefferey Simpson
Joanne Worton
Kenneth Mitchell
Leif Iverson

M. Mason
Micelle Moss
Penny Green

Suzanne Murray

E-10	Letters of Comment dated August 16, 2004 from the following:
	BC Safety Authority Brian Weeks Chelan Barclay Dan Murray Fred Muzen, Hospital Employee’s Union Jacqueline Webster Jenni Agnew Jim French	Joy French Kathleen Perreault Larry Kazdan Lisa Penny Margaret Tidswell Simona Di Giuseppe V & B Swetlishoff Walter Ewen

APPENDIX B

Exhibit No.

Description

E-11

Letters of Comment dated August 17, 2005 from the following:

Darlene Legare
Donna Vance
Garry Gallagher
Irmgard I. Dommel
Jim Manson
John Mackenzie
Lauren Bacon
Lindy & Jeanette Mikkelsen
Reg Belzac
Roger & Ann Belzac

E-12	Letters of Comment dated August 18, 2005 from the following:
	Allan Smith Betina Ali Brian Nixon Christopher Gas Corinna Penner Danielle Sykes Dixie & Richard Hayduk Elizabeth Woods Gerry Lewko – White Light Academy	Heather Ward Janet Groves Joan Scott Jodi Koberinski Leanne Walker Nichaline Novak Myra Mason Susanne Astfalk
E-13	Letters of Comment dated August 19, 2005 from the following: M. Callaway Mike Desmarais Nadine Poznanski Nick Monahan Sheila Pratt Susan Stout WH Ramsden
E-14	Letters of Comment dated August 20, 2005 from the following: Christina Simpson Dan Bianco Lucille & Kim Reynolds M. Scott Horswill

APPENDIX B

Exhibit No.

Description

E-15	Letters of Comment dated August 21, 2005 from the following: B. Ohlke Bernard Wera Catherine Ruskin Eva M.F. Sharell Mae Gracey
E-16	Letters of Comment dated August 22, 2005 from the following:
	Brian O’Connor Heather Alton Isaac Rempel & Coleen Sargent James E. McConnell Jane Turner Jean Blackwood Karen Rauser	Krista Adams Liana Keller Norma Liston Rick & Karen Staub Roland & Murielle Perrin Sharon Lemp Steve Guidone
E-17	Letters of Comment dated August 23, 2005 from the following: Michael & Linda Steele Ruth Haynes
E-18	Letters of Comment dated August 24, 2005 from the following:
	Brian Kingman City of Port Alberni Craig Speirs – District of Maple Ridge Deanne Dieleman Fred & Marion Schindel Gerald Fitzgerald Grant Mononen	Hal Weinberg Ianna Selkirk June Hills Keven & Lorraine Bonell M.W. Philips T.J. Lee
E-19	Letters of Comment dated August 25, 2005 from the following:
	Abbie Balcom Bill & Irene Dunwoody Bonnie Meena Catherine Webb Clay & Mary Richardson Don and Maryann Wilson Don Bens	Gerry Chidiac Judy Smith Lindsay Harris Peter Kerr Phil Harrison Tom Brown

APPENDIX B

Exhibit No.

Description

E-20	Letters of Comment dated August 26, 2005 from the following:
	AL & Elaine Wutzke Al & Rita Purdon Brian & Patti Christopher Stevenson Carol & Ernie Smith David Lemp Dawn Arnold Don Sharp Finn Hestdalen Garry & Linda Cook Gerry Houlden	Janet Boeur Leslie & Brian Franklin Murray Phillips R.O. Gilbert Robert Heye Robin Hickman Roxann Smith Sean Walker Sherylee Harper Shirley Heidelbach V. Morgan
E-21	Letters of Comment dated August 27, 2005 from the following:
	Audrey & Terry Wells Barbara Lambert Brenda Brumwell Charlene Jennejohn Clint Smith Elan Richards Garry W. Gilbert Guy Santucci Jana Mcfarlane Jay Dumas Jim Bleker	Joe Dobson Kathleen McCarthy Laurie Lionel Guy Lynnette Lettinga Matthew Jaques Rick Smith Robert McLean Terry Kennedy Tom Anderson
E-22	Letters of Comment dated August 28, 2005 from the following:
	Akash Sablok Arne Sahlen Bill Young Don Bens Fern & Grant Garry G. Gosselin Gwen Davis Ian Puchlik Jack & Barbara Cooper Joe Lintz	Louise E. Palmer Maryam Murat-Khan Morley Brown Pollyanne Moorman R. Seddon Rennie Holley Sara Taherzadeh Sharyn Sigurdur

APPENDIX B

Exhibit No.

Description

E-23	Letters of Comment dated August 29, 2005 from the following:

Bill & Pauline Carras

Brenda Lothrop

Brian Bellbeck

Carol Cole

Cindy Orivolo

Connie Strafford

Dave & Wanda Hamilton

Gaille Bisson

Jane Blamire

John & Elizabeth Beeching

Justin Schmid

Les Halvarson

Lois Marr

Loreta & Bill Burden

Lynn & Dan Carlyle

M. Gibbons

Marg Tidswell

Mark Perry

Marlene Pauls

Martin McCarthy

Marty Butler

Mary Anne Comadina

Mesbah Taherzadeh

Michele McManus

Penny Powers

Sebrina Woligroski

Stella Hansen

Steven C. Hutton

Tom Astley

Tony Gilbert

Mark Wagner

E-24	Letters of Commend dated August 30, 2005 from the following:
	Adrienne Montani Carol Stein Cliff Hammond Darlene Bester Elaine & Gerry Lavingne Florence Nickel Fred DeRosa Gordon Giesbrecht Jackie Webster Jivana Tao John & Dorothy Johnston Karla Hellewell	Ken Dunion Leo Riley Mateo Ocejo Maureen Bricker Mike Warawa Penny & Ron Tilby Richard L. Drinnan Sherrie Viberg Susanne & Paul Velleux Tina Marten Lonnie Young
E-25	Letters of Comment dated August 31, 2005 from the following:
	Bill Silversides Carli Miles Christine & Leo Verstraete Clare Hills Clint Price Darryl Yockey Dave Stuart Eunice Bower Garry Fossum	Karen Demidoff Kathryn Sutherland Maria Morgenthaler Marilyn & Gordon Page Olga Baron Paul of Burnaby Peter Wainwright RJ Thompson Ron Peterson

APPENDIX B

Exhibit No.

Description

	Joan Carr John Smith	Stewart & Hazel Andreen
E-26	Letters of Comment dated September 1, 2005 from the following:
	Bonnie Soles Doreen & Hugh Chappell Esther Schroeder F. Bevis Gordon A Brady Harry & Hope Chatry Jared Jones Karry McKenna Kristie Moore Lawrence Sawatsky Lynn Moore	Marcel Smutek Marion Maynard Michael Crawford Nancy Baldwin Patrick Burke Rena Simpson Richard Hagensen Risk Allen Tom Gowan Zidonja Dave Blagdon
E-27	Letters of Comment dated September 2, 2005 from the following:
Amy Meyer Bob Sperling Eleanor Bridge G. Clark Garry Clifford Gwen Boymer Harvey Wong Helena Arseneault Ida & Douglas Oberg Joanna Sokolic Lowell Paulson Murray Martin
E-28	Letters of Comment dated September 3, 2005 from the following:
	Agnes Chan Alston Chase Barbara Peterson Bob Robertson Debra Herst Dianne Quong Glenn Baker Glenn Tarrant Gordon McGregor Peter Bates	Jan Lyle & Tom Douglas Jeannette Ide John Somerville Maisie Beattie Margaret Robertson Marian Rose Maureen & Tony Simmonds Michael Cowtan Michael Tanaka Paul & Arlene Tanaka

APPENDIX B

Exhibit No.

Description

E-29	Letters of Comment dated September 4, 2005 from the following:
Bette Simpson Clive Loader Dale Fidler Danny Kostyshin J. Hardwick Joanne Martin Kristine Shearer Luis Curran Lyn Gardner PR Brown Ralph Fulber Richard Berg Roberta & Leo Lavigne Stu Neatby

E-30	Letters of Comment dated September 5, 2005 from the following:

Albert Semper
Barbara Hill
Darryl Hagel
Dominic & Jocie Maletta
Garfield Jones
Geoff A’Bear
Heather Holding
Herbert Korenberg
Jackie Whalley
Jen & Stephen Bradley
John Seymour
Lindsay McCormick
Lorene Oikawa
Lorraine Kuchinka
Margaret Shaw
Meghan LaCoste
Stephen Bradley
Terence C. Davis
Zidonja Ganert

APPENDIX B

Exhibit No.

Description

E-31	Letters of Comment dated September 6, 2005 from the following:

A.S. Wretham

Bev & Jim Murphy

Brian Jackson

Cariboo Regional District

Charles McKaig

Doug Singer

Douglas Shipp

Elliot Hare

Fae E. Hansen

Frank Inglin

Gordon & Audrey Fairbairn

Gudrun Langolf

Jim Hardwick

Jodie Grover Jordan Rosenfeld Karen Susheski Kathleen Ness Keith Booth Leo Cooper Ruther Wittorf Sabrina Mutterer Shelley Combs Shirley Potter Tom Maddigan Una wagner
E-32	Letter of Comment dated September 7, 2005 from the Oil and Gas Commission
E-33	Letters of Comment dated September 7, 2005 from the following:
	Alfred A. Cassidy Barbara O’Neil Betty Gage Dave Pouw Greg Gage Greg Moon Ian McDougall Ivor Murzello Jean-Paul Lorieau Jim & Yvonne	Karen Kristensen Karen Wasilenchuk Ken Simpson Linda Towe Maddi Newman Marnie Dangerfield Patricia Spencer Pete Cassidy R.G. Weller Rander Leiter
E-34	Letters of Comment dated September 8, 2005 from the following:
	Brant Zwicker Darryl & Faye Sherstobetoff Dorene Sharkey Douglas H. Hall Elsie & Orist Sharun Gerald & Dora Steeves Harv Nagra Jagandeep Nagra Jessie Pears Jo-Ann Picard	Miechiel F. Maas Millie Lambell Old Age Pensioners Organization, Branch No. 93 Paula Murray Peter Gleave Pia Mckoryk Roy E. Maas Stephen Green Yvonne Pinder

APPENDIX B

Exhibit No.

Description

	Marian Brown	Roy Maas
E-35	Letters of Comment dated September 9, 2005 from the following:
	Ann Swann Barbara & Dimitrios Antoniou Bill Potma Brian W. Archer Cynthia van Ginkel Dave Filgate Dave Mills Freya Scheel Hellen Allen Joann McArthur	Larry J. Terrick Lorell Gingrich Maggie McKee Matt Rampton Maureen Trotter Michael K.N. Chin Pat & Susan Harrison Pat Schindel Ron Grantham Tony Wilson
E-36	Letters of Comment dated September 10, 2005 from the following:
	Andrew Murray Artemis Fire Carol & Richard Migneault Cheryl Gaster D. Kent David Hickman David Kennedy Doug & Susan McDougall Esther Dombrowski-Dyck Glenda Bartosh James Fuhr	Joe Boguski Julia Ravensbergen Lorne A. Kostyshin Roger Granville-Martin Ron Turner & Family Shamim Shivji, LL.B. Terry Bilash Terryl Faulkner Thomas Crone W.F. Leipert
E-37	Letters of Comment dated September 11, 2005 from the following:
Ann Turcott Craig Heighway Garry Lucas Hans Schmid Heath Onstine Mark Gage Michael McGlenen Michael Miller Mitch Thomas David T. Todd Mhairi Todd

APPENDIX B

Exhibit No.

Description

E-38	Letters of Comment received via Canada Post/Facsimile from the following:

Barbara O’Neil

Betty Gage

Bob Mastin

Bonnie Bowe

Brewster & Cathleen Kneen

Candace O’Connor & Alan Simmonds

Clifford W.H. Green

Colin Anderson

D. Raffa

Deanne Armitage

E. & Marie-Rose Piscia

Gay McMillan

I. & J. Dickson

Iva Kimberley

Jana McFarlane

Joan Lansdell

Landi Bledsoe

Laurie Stott

Lori Gillard

Marian E. Grimwood

Maryam Murat-Khan

Mrs. B. Clarke

Mrs. D. Galavan

Mrs. Dale Zinovich

R.S. Paulin

Tom Gowan

Vivienne parkes

WE_ACT Women Elders in Action

E-39	Letter of Comment dated September 2, 2005 from Cariboo Regional District
E-40	Letter of Comment dated August 30, 2005 from Mayor of District of 100 Mile House
E-41	Letters of Comment dated September 12, 2005 from the following:
	B.A. Kennedy Cristina Baldazzi Donald Forsyth Ena Cassells J. Birch Joan & Knud Sorensen John Bobick Judy Lakusta Maegen M. Giltrow	Melissa Montague Nicholas Swindale, Ph.D. Pete Law Richard Brunt Sandi Forbes The Luhman Family Val Wilson Vera Mayor
E-42	Letters of Comment from Maurice Boulanger and Chantelle Boulanger & Malcolm Ferrier
E-43	Letter dated September 12, 2005 from the Oil and Gas Commission to Stephen D. Green

APPENDIX B

Exhibit No.

Description

E-44	Letters of Comment dated September 13, 2005 from the following:
	Amy Reiner Dave Weller Dolores de la Torre Frank Martens Georgetta Wuori Glenna Pollon Heather Beresford Jillian Scott McIntosh Kathy Clancy	Kimi Robinson Mark Jospephy Morgan McDonald Nadine Ponzanski Pam Woolridge Peter & Maureen Davidson Suki Bains The Powell River Raging Grannies
E-45	Letters of Comment dated September 14, 2005 from the following:
Bernie Hartinger Cheryl Wickham Connie Thurber F. Millbank John McGough Kent B. Green Lara Smith Robert LeBlanc Tiia Kore
E-46	Letters of Comment dated September 15, 2005 from the following:

Adrienne Montani

Al Goertzen

Angela MacKay

Ann Grant

Bob Hetzel

Brian Morgan

Cathy Marumoto

Cheryl Power

Cora Arguelles

Dan Dittrick

Darlene Heath

Dave Glaze

Gail Haddad

Gayle Gavin

James Roy

Jane Boxer

Jane K. Harper

Jennifer Browen

Karen Ho

Karen Maurage

Keith Vickers

Kent B. Green

Kin Lo

K.J. Vandenberg

Lara Smith

Liliane Karnouk

Linda Kovach

Livio Susin

Lori Bruneau

Louis Zuccato

Lura Osborne

Michelle Wishart

Mike Sessions

Murray Soder

Patricia Sedgwick

Rita Beiks

APPENDIX B

Exhibit No.

Description

	Joan & George Sabo Joanne Pulis Joni Howe	Rob Francis Traci Goertzen Vic Tait
E-47	Letters of Comment received September 15, 2005 via Canada Post/Facsimile from the following:
A. Charles J. Weidenbruch Jonagh Fairbrother M.J. Verigin Marilyn Sayers Rita Welleland Scott Wilson Sheila Wallace Vivian E. Charles World Federalists of Canada
E-48	Letters of Comment dated September 16, 2005 from the following:

Adrian Palmer

Brennan Anstey

Bryan & Janet King

Don & Rosemarie Woods

Dora Kolody

Earl D. Marsh

Freyja ManySkies

Hadas Level

Isabelle Somekh

Jack Greenwell

James Dimas

Janet Forsyth

Jenn Errico

Jeremy Jacob

Jim Edmondson

Jim V.

Krishna Mattu

Kimberly Goertzen

Larry Kazdan

Laszlo Gati

M. Milne

Madeline Bruce

Mrs. Florence Platerson

Robert F. Whiteley

Romilly Cavanaugh

Sherri Wretham

Spence Johnston

Susanne Shaw

Wesley Knight

E-49	Letter of Comment dated September 7, 2005 from RSM Drafting Services Ltd.
E-50	Letter of Comment dated September 6. 2005 from Angus Davis, Councillor, City of Cranbrook

APPENDIX B

Exhibit No.

Description

E-51	Letters of Comment received via Canada Post/Facsimile on September 13, 2005 from the following:
Alfred Hieculak E.M. McEwan E.R. (Ted) Grimwood Eric Creber Fraser Information Society Gladys Hay Grace Kosicki J. Goldammer Odette Hieculak Phyllis J. Cannel T.L. Sadlier-Brown Terry J. Biggar
E-52	Letters of Comment dated September 17, 2005 from the following:
Barrie McLachlan Brent & Stacy Campbell Bruce Macdonald Dimitri Dedes Eloise Carbone Ian Giles Isabelle & Victor Ainley Jacqueline Golsby Lara Smith Lorne Fredrick Szmek Roger McNamara Tod Anderson
E-53	Letters of Comment dated September 18, 2005 from the following:
	Aidan C. Gordon Brian Kossey Brian S. Moorhouse Christopher Coward Dorienne Jaffe Jason Lewko	Laura Millar Michelle Cole Richard Riach Tracy Bowdige Vivian Donnan

APPENDIX B

Exhibit No.

Description

E-54	Letters of Comment dated September 19, 2005 from the following:
	Allison Dunn David B. Tynan David Takishita Douglas Hood Evelyne Forbes Garrett Anstey Giorgio & Doreen Rescigno James Lineger Joe & Margaret Palesch Larry Walske	Orvil & Helen Patzwald pat Bennett Patricia Cocksedge R & M Aldus Sam Meisel II Sandra Pottle Stan Grimson Ted & Lorraine Ault Tracy Porcelli Valerie Ng W.W. Shewchuk
E-55	Letters of Comment received September 19, 2005 via Canada Post/Facsimile:
Catherine Kraetch Dave & Eleanor Henn James & Eileen Reed Joe Farrell Walter & Shirley Mitchell
E-56	Letters of Comment dated September 20, 2005 from the following:

Adriana Addison

Alistair MacKay

Allen Pasnak

Andrew Larcombe

Barbara Cullen

Barry K. Morris

Barry Wilkinson

Bente Nielsen

Bill Sample

Brent Forester

Carles Roch-Cunill

Chris Ayling

Chris Harris

Chris Crowther

Christopher Stephens

Chrystal Ocean

Clinton

Curtis Spring

D.W. Arland

Dana Owen Still

Dr. Dallas E. Hinton

Fred Gietz

Fred Rathje

Graham Elder

Greg Barkovich

Jake Bornstein

James Burns

Jeff Nield

Joan Fleischer

Joan O’Connor

John Corry

John Henville

Karen Larsen

Karin Wickson

Kelli Gallagher

Keren Freed

Larry Kuehn

Lisa Desandoli

Lisa Penney

Marcell M. Pavan

APPENDIX B

Exhibit No.

Description

Dave & Jackie White

Dawn Steele

Donald G. Munro

Doug Brown

Norma Buckland

Pat Robertson

Peter Narsted

Peter Robson

R.A. Lesar

R. Gallow

Rene Poulin

Rick/Autocraft

Rob Baxter

Rob Sinclair

Rodney Cottrell

Rodney Neudorf

SWade Appenheimer

Wend Podgurksy

Marjorie McDougal & Robert Furness

Mary Sherlock

Michael Proud

Mike Robinson

Ron Taylor

Ron Van’t Schip

Sean Lymworth

Sheila Paterson

Steve Denroche

Steven W. Metzger

Taco Niet

Teresa McGuire

Therese Ramond

Tom & Chris Milton

Vene Lambourne

Vince Silva

Yulia Stange

E-57	Letters of Comment dated September 21, 2005 from the following:

Andrew Asfalk

Anisah Madden

Audrey Reinson

Barbara Allan

Barry Morley

Bhupinder Mattu

Bill Weaver

Bob Telling

Bonnie Edgar

Bradley Bailey

Bruce Bingham

David DeWitt

David Simms

David Tynan

Don Cavers

Dr. Christina Mader

Garry Walsh

Heidi Bolliger

Jason Meroniuk

Jobe Hayes

Joseph Main

Karen L. McKean

Kathaleen Neufeld

Kathi Birosh

Lane McDonald

Lloyd Irwin

Lynn Smyth

M. Downie

Maggie Humeny

Michelle Beam

Neil K. Dawe

Otto & Lynn Oltmanns

Robert Kraljii

Robert Smith

Robin Stuber

Ryan Rawson

Shelley Micholuk

Stuart Richardson

Terry Webster

Travous Quibell

Vic Foote

APPENDIX B

Exhibit No.

Description

E-58	Letters of Comment received September 21, 2005 via Canada Post/Facsimile:
Bill McEnery Flora McIntyre Laurie Page Mary & James Evans Richard Lowe
E-59	Letters of Comment dated September 22, 2005 from the following:

Benjamin Anderson

Bill & Aileen Orthner

Bill Horne & Claire Kujundzic

Chad Rickards

Cindy Smaha

Corrie Murray

D.C. Mong

Diane Kyryluk

Elana Dean

Ellen Williams

Erhart & Berenice Kreuzinger

Freya Scheel

George Loeppky

Harvey Lajeunesse

Judy Gill

Kathy Schroeder

Keith Fitzgibbon

Kylee Hamilton

Lisa Kennedy

Manfred E. Stief

Marjorie Lewis

Miranda Luttmerding

Mr. & Mrs. Murphy

Nancy Black

Renee Ardill

Shaun Leoppky

Shawna Smith

Susan Richards

E-60	Letters of Comment dated September 23, 2005 from the following:

Angus McPherson

Brian Caldwell

Casey Cowan

David Frier

David Larose

E.L. Heeren

Erhart & Berenice Kreuzinger

Eva Filipiak

Fernando Seriosa

Garry Walsh

Gary Collins

Helen Garry

James Williams

Jay Hayashi

Jean Macleod le Cheminant

John D. Griswold

Malcolm Elliott

Marlene del Hoyo

Nikiki Pulla

Paul Arnel

Peter Manson

Rebecca MacDonald

Rob Florio

Ron Van’t Schip

Ron Y. Kornfeld

Shane Stothert

Sherri Wretham

The Sutton Family

Taivo Evard

Tim Crossin

Veronica Phipps

William Heavenor

APPENDIX B

Exhibit No.

Description

	John D. Marchant Karl Gray	William Wong
E-61	Letters of Comment dated September 24, 2005 from the following:

A. Mons

Anne Maria Fulop

Brad Bossack

Dan Ferguson

Daryl J. Clayton

Dorothy Miller

Elaine Hatch

Gerald Udson

Gord Wilson

Hermann Meyer

Honor Jones

J.L. Oja

Jim & Rhonda McDougall

Jing Vance & Brent Vance

John A. & Susan J. Barrett

Josiane Ochman

Kathie J. Oud

M & H Hillert

Mariusz Petrykowski

Mark Groen

Mary & Harry Hill

Matthew Alexander

Michael Kruse

Noreen Hawksworth

Paul Tones

Richard Smiley

Steve Coffin

Terri Lube

The Hamiltons

Tinus Boer

Waren Chapman

Wendy Bergerud

E-62	Letters of Comment received via Canada Post/Facsimile from the following:
	Jean Archer Joe Dan Turner John O’Grady Judy McKee Lynn Douglas Melvyn Monsell Michael & Aase Levy	Michael Pearce Ron & Jean Sweetland Rosemary Sinclair Shirley Dishaw Tracy Teeple Anonymous
E-63	Letters of Comment dated September 25, 2005 from the following:
	Barbara Aylett Brian Stovel Chris & Evelyn Thomson D. Gagnon David & Madeline Sutton David Popp Edward Infanti Eileen Kosior Eric Kunze Evelyne Forbes Heather Allen Heather Oishi Ian MacLean	James Doll Jim Kinzel Joan Sturdy John Fulop Ken Birch Laraine & Dale Tellman Lesley Moore Linda Wassell Liz Fox Marianne J. Dupre Shirley Kavaloff Susan Davenport Yvonne Morrish

APPENDIX B

Exhibit No.

Description

E-64	Letters of Comment dated September 26, 2005 from the following:

A.S.N. Smith

Adina Lyon

Anna Heavenor

Arend & Conny Stamhuis

Barb Bunz

Bev Dawson

Bill Prouten

Bob Hansen

Brian Kennelly

Bruce Bingham

Bruce Macdonald

Bruce Scott

C. Mallis

C. Plourde

Carol Fisher

Carold Judd

Carollyne Conlinn

Clayton Cunningham

Colleen O’Neill

Cyril Beaulieu

Dale Berg

Dan Murray

Darcy Franklin

Dave Haine

David Sills

David Wieler

Debra Koecher

Dell Meredith

Dennis Weyman

Dermott Wilson

Diane Dougan

Diane Haynes

Diane Michaels

Don Sugden

Donald J. Cunningham

Dr. Phillip Harding

Earl Steele

Elizabeth Atking

Ellie O’Day

F. Dean Wilson

Florence Comtois

Frank Mitchell

Fred Rogger

Gary & Freda Bateman/William Dickinson

Judy Reeves

Judy Wong

Karen Fyles

Kate Miller

Kathleen Froese

Kathleen Woodley

Katie Ross

Ken Olive

Kim Nelson

Lea Langford

Lisa Cameron

Lyle G. Nesbitt

M. Durnie

Margaret Petsul

Maria Hedderson

Marie Elmore

Marija Cvenkel

Marilyn Kendall Smith

Mark Nelson

Marlene Rosner

Martha Waldon

Martin & Anna Eastman

Michael Greene

Michael H.T. Fall

Michelle Black

Mike Landers

Mike Nickerson

Nancy Buchanan

P. Sumner

Pat Miller

Paul Jensen

Peggy Cunningham

Professor Michael Keefer

Randy Apps

Ray Blackmore

Ron Krickan

Ryan Olson

Ryan Ternier

Sally Windley

Sarah Wilson

Saul Arbess

Hannon Mark

Herrie MacIvor

Suan H. Booiman

APPENDIX B

Exhibit No.

Description

	Geri Smith Gerry & Ruth Luck Gerry Kilgannon Gregory McCay Jacqui Tremblay Jill Newman John Stiles Judy Minion	Susanne Shaw Susie Ambrose Suzanne Kimpan Tania Fuccenecco Teri Mooring W.D. Jamieson W.G. Smith
E-65	Letters of Comment dated September 27, 2005 from the following:

Alan Mackworth

Albert Hoglund

Ale Waterhouse-Hayward

Alex Lisman

Ann Crowley

Brent A. Palmer

C. Scott

Carrol Turvey

Darren Hauck

Dick & Gloria Robison

Doris Dimock

Doug Brown

Drew Larsen

Esa Kuusisto

Eva Marchant

George & Goergia Wickham

Glenn Smith

Grace MacDonald

Gregory Kerr

J. Daniel Horovatin

James Bateman

James Mecham

Jean Birch

Jeff Delwo

Jennifer Roberts

Joanne Krickan

John Alton

Joyce Martin

Joyce Sprietsma

Karen Billett

Karin Bourget

Katherine

Ken Fergusson

Kris Werner

Kurt Pedersen

Lauren Ramsay

Leon Davidoff

Linnett

Lori Stadel

Lynn Cvitko

Margaret St. Aubin

Maxine Dutour

Mike Stewart

Mike

Nadine & Dan Nichel

Onkar Rajora

Patrick Brian Colgan

Rod Moorcroft

Saif Sayani

Sharron Lee Gardner

Sherry Mitchell

Sue Wilson

Trish Fuccenecco

Wayne MacGregor

Wendy Forrest

APPENDIX B

Exhibit No.

Description

E-66	Letter of Comment dated September 21, 2005 from the City of Port Alberni signed by Mayor Ken McRae
E-67	Letters of Comment dated September 28, 2005 from the following:

A.A. Brown

Ann Daskal

Bert Slater

Carolann Glover

Cecil Robinson

Charles Bailey

Cindy Salamine

Colleen Burns

Colleen Murphy

Dale Norman

Daniel Holburn

Darrell Harvey

Dave Stefiuk

Doug Kinna

Edna Park

Emily Walter

Ennia Cundy

F.W. & D.C. Knox

Frank Thompson

Gail. Adams

George & Marilyn Atha

George Heyman

Gerry Pelletier

Holly Pender-Love

Jackie Santa

Joan Postnikoff

Joanna Koczwarski

John Fraser

Julie Hardy

Katheryn Kennedy

Kathy Silversides

Ken Bryden

Lorna Gentry

Lorrain Jordan

Margaret Klimia

Marge Johnson

Marguerite Hall

Marianne Smith

Mark Galarneau

Marny Grafton

Mavis DeGirolamo

Patricia Fritzel

Patricia Yavis

Patrick Colgan

Patrick Dubois

Paul Dore

Pearl Perehudoff

Pete Cassidy

Ray & Anne Rust

Regan Duckworth

Rodney Neudorf

Ron Storm

Roni Knutson

Ruth & Ed Wiebe

Sue Powell

Tome Hsieh

Tony Sprackett

Travis Hess

Vera Kristiansen

Walter Boehene

Walter Wilson

E-68	Letters of Comment dated September 29, 2005 from the following:
	Adele McIntyre Barb Peters Barbara Hay Barry Brazier Bernie Abromaitis Bert & Gladys Evans	Joanne Circle John & Marion Corless John Bot John Malcolmson Judi MacGillivray Judy Clerke

APPENDIX B

Exhibit No.

Description

Bob Wilson

Brian Howard

Brian Shantz

Bruce Gates

Carol McGregor

Carol Suggitt

Carolyn Johnston

Cindy Bryson

Cindy Karl

Colleen Buchanan

Colleen Carey Cuthbertkn

D. Fleming

Dave Duprey

David Hart

Dennis McConnell

Dorine Lamarche

Dr. & Mrs. Fernand Williamson

Earle Peach

Ed Tanaka

Elaine Rudniski

Eleanor Calderwood

Em Graham

Eva Sharell

Frances Lepine

Fred Kristmanson

Gail Cruickshank

Gary Werk

Georgina McKee

Gerry Kilgannon

Gerry Masuda

Greg Hoover

Gudrun Langolf

Hanny Pannekoek

Helen Edstrom

J. Makhan Dube

Jack Kikstra

Jackie Hendrix

Jan Westlund

Jane Harper

Janice Gobbi

Janis Green

Jennifer Johnston

Jessie Paul

Jim & Bonnie Overland

June Ross

Karen Magill

Kathy Marinov

Kerlie McDowall

Kevin Maser

Kim Halverson

Krystal Madill

Larry Anderson

M. Davis

Madeline Bruce

Marcela Mrnka

Marilyn Hannah

Marilyn Young

Mark Ekelund

Marlene Lang

Maureen & Tony Simmonds

Merlin Moss

Millie Wison

Mitzi Arthur

Mrs. Marjory I. Ward

Pamela W. St. Thomas

Paul Elworthy

Paul Price

Peter Walsh

Rea Rita & Michael Taenzer

Rita Dawson

Rob Upton

Robert P. Stoddard

Robin Kirby

Rod Spruston

Ron Watteyne

Ryan DeCorby

Sandi Wingrove

Sara Morgan

Saul Arbes

Stacey Hendrix

Stephanie McDowall

Steve Neish

Susan Dickenson

Susan Gage

Tracey Ferguson

William & Georgina Atkins

William Mooney

Woody Woodard

APPENDIX B

Exhibit No.

Description

E-69	Letters of Comment dated September 30, 2005 from the following:

Al Henderson

Anonda Berg

Barbara Allen

Barbara Hinchliffe

Betsy van Halderen

Bill & Joan Burke

Carol Bjarnason

Carol Boothroyd

Chris Good

Clint Meyers

Dan

Dave Ages

David Dumaresq

Deanna Carrothers

Debra Scott

Derek Moscato

Don & Veronica French

Doug Currie

Edna Curtis

Freda Knott

Gebhard Pfeiffer

Gerard E. Deagle

Gina Devlin

Gordon Flett

Howard Dancyger

Ivona Vujica

Jack Moss

Jackie Prince

Jan E. Muller

Jan Goodwin

John Stewart

Karla Pivarnyik

Kathy Stewart

Laraine Shedden

Laurel Anderson

Lynda Ellis

Marguerite Hall

Marilyn Smillie

Melanda Schmid

Melody Wollen

Mervyn Nicholson

Mike Townsend

Monica Carey

Monty Walden

Murray Martin & Laarni de los Reyes

Myrna Campeotto

Paul McIsaac

Perry Haddock

Peta Kelly

Phyllis Janeway

Reba Boyd

Rodger Oakley

Sabine Pfeiffer

Scott Conway

Shirley Shorten

Susan Stefanyshyn

Terrence R. Hanna

Tim Jacob

E-70

Letter of Comment dated September 29, 2005 from Dr. Joan Russo

Letter dated September 30, 2005 commenting on the Intervenor meeting held to have input into the process for accessing the application made by the Kinder group

Letter dated October 1, 2005 commenting on the Intervenor meeting

APPENDIX B

Exhibit No.

Description

E-71

Town of Gibsons – Email dated October 2, 2005 providing a copy of the Emergency Resolution passed by the Union of BC Municipalities

Email dated October 2, 2005 from the Mayor of Gibsons to Carol Greaves providing a copy of the Emergency Resolution passed by the Union of BC Municipalities

Email dated October 3, 2005 from David Bodnar of Terasen Gas regarding the Emergency Resolution passed by the Union of BC Municipalities

Email dated October 3, 2005 from the Mayor of the Town of Gibsons to David Bodnar, Terasen Gas

E-72	Letters of Comment dated October 1, 2005 from the following:

Andrew Kenyon

Andrew Ng

Annie Ingram

Arthur Kube – Council of Senior

    Citizens Organization of BC

B. Holtskog

Barry Wheaton

Betty Ann Prier

Brenda Millar

Brendan Scott

Caroline Schellenberg

Christi York

Dave Grundy

David Bowie

Douglas R. Gordon

Glenn Grant

Heather Ballard

Jacquie & Dennis Lynes

Jeff Payne

John & Margaret Spruce

Kathy Edwards

Ken Murray

Lea McDermid

Marguerite Kennedy

Melva Grant

Milvia Hayman

Mrs. Myra Magson

Nancy Reger

Rob & Susan Green

Robert Browning

Roger Stallwood

Ruth Hufty

Sharon Browning

Shawn Leclair

Stefanie Pfeiffer

Sue Tomio

Trevor & Denise Smith

Victor Grundy

William Plut

E-73	Letters of Comment dated October 2, 2005 from the following:
	Alexandra Kirchner Angel Richards Barbara Berger Bob Fisher Bob Thompson Brian Morissette Candice McMahon Christine Rempel	Kent Donaldson Kevin Bao Kim Dunlop Laurie Sweet Len Dimery Leo Morissette Leona Rushant Lesley Lee

APPENDIX B

Exhibit No.

Description

Connie Thurber

D.R. Braithwaite

Darryl Franta

Dave Morrison

David Lewis

Debroah Collings

Dennis Larcombe

Donna Gault

Donna Grobell

Edward Lafleur

Edwin & Shirley Jerke

Eric Allen

Gary Blake

George Malfair

Gerry & Leslie Walerius

Glenda Barker

Gord McGrath

G.P. Swaren

Hazel Parker

Heather Malcolm

Hugh Jenney

I.A. Peters

James C. Blake

James Wymer

Jim Lockhart

John Little

Judy Becker

Karen E. Rice

Karen Nobel

Ken Noga

Kenneth P. Burke

Leslie Schulze

Linda Veenhof

Lisa Penney

Margot Gagne

Marie Campbell

Marion Barker

Martine Millard

Mary Ries

Mary-Ellen Hutter

Meg Stevens

Nancy Czigany

Neil Pys

P. Krell

P. Garnett

P. Halley

Patricia & Gary Adair

Phil & Lily Marquardt

Ralph Moorhouse

Randy Andrews

Rob Murray

Robin & Bill Garrett

Ron Jeeves

Roy Daniels

Sarah Bethell

Sarin Moddle

Shirley Cotter

Stephen W. Love

Tom & Marie Dick

Truman Kennedy

Wallie Marzoff

Yvonne Daly

E-74	Letters of Comment dated October 3, 2005 from the following:

Al Grundy

Al Kinsman

Andrea & Mike Droege

Anne Combe

Arnet Tuffs

Auriel Souchuck

Bernice Crockett

Betsy French

Beverleigh S. Cassidy

Bill & Shirley Giachino

Bill & Judy Frederick

Bill Hamilton

Brenda Beauchene

Ken House Neil Kennedy Keven Doyle Kevin Peltz Kim Buchan Kirstin Menzies Kurtis Scramstad Larry & Diane Feere Larry Kazdan Leslie Molnar Leslie Wilson Linda & Jack Chisholm Linda E. Menzies

APPENDIX B

Exhibit No.

Description

Brenda Jordison

BrendaLea Birch

Brent Lowther

Bruce Lyster

Byron Beauchene

Cathy Bolton

Charles Burns

Charlie Dickson

Cheryl Smith

Chris Rose

Conor Mackenzie

C.W. Petersen

D.E. Johnson

D. Boisvert

Daniel Bouman

Daphne Wilson

Darcie MacFronton

Darlene Burns

Dave & Gayle Burgess

Dave Scott

David Laithwaite

Donelda Massullo

Doreen Boal

Dorothy Sly

Doug & Judy Conners

Douglas Hewitt

Douglas MacLean

Dr. Paul Deelman

E.L. Heeren

Ed Hulks

Edith Picard

E Jean Verner

Elaine Hodgson

Eleanor Haydock

Elizabeth Rose

Ellen Facey

Fran Campbell

G. James Rose

Gail Haya

Gary Barr

Gary Filewich

George Favre

Graham Hall

Gwen Monteith

Harold M. Wiest

Heather Maddigan

Helen Sears

Linda Rooker

Lisa Cimaglia

Lori Ruggles

Luke Olver

Lyn Adamson

Lyn Oram

Lynda Hurst

Malcolm MacKay

Marc Belcourt

Marcia Mitchell

Margaret Lowther

Marje Umezuki

Mark Forsythe

Maureen Forrest

Michael C. Smith

Michael Dumaresq

Michael Kuruliak

Mike Lane

Gordon B. Hewitt

Mr. & Mrs. William Zimmerman

Mrs. M. Hudson

Norma Hewitt

Nadine Simonis

Nikkim Potesta

Norma Emerson

Owen Gaskell

Pat Tardif

Paul Rainville

Peter Kelley

Peter Whiteside

Rachel Ann Lamont

Richard Weatherill

Riches Wong

Robert & Irene Hadley

Robert Waite

Roes Garden

Rolland Miller

Ron Bar

Ron Deaton

Ron Sheffield

Ronda Houlind

Ross McLaren

S.G. Sweeney

Sam McCready

Sharon Affeld

Sharon MacDonald

Sharon Vevea

APPENDIX B

Exhibit No.

Description

Henry Schnee

Herb Reesor

Ian Kind

Irene G. Bjerky

Ivor M. Watson

J. David Smith

J. Milne

Jack Blackhall

James A. Peters

Janice Rivest

Jay Lowther

Jean Godmaire

Jean Gordon

Jean Laurie

Jeff Laurie

Jenn Sowa

Jenylyn MacDonald

Jill Musser

Jim & Glenda Beggs

Jim Pinares

Jo-Anne McNevin

John Ireland

John Young

Johnny Mac

Jo Johnston

Judy Bjornson

Kelly Lee Tarzwell

Sheila Thompson

Sheilagh Best

Sheldon Duff

Shelly Foster

Silas White

Spomenka Majstoric

Sr. Barbara Borts

Stephen Forster

Sue Creba

Suki Dhillon

Susan & Charles Stafford

Susan Park

Terence William Boal

Teresa Bickert

Terry D. Molnar

Terry D. Stevens

Tina Phillips

Tony Culos

V. Suffron

Vivienne Crebo

W. Cameron

W.C. Hill

Wendy Twomey

Wilfried Brandl

William McKee

William Pugh

Yvonne Dixon

E-75	Letters of Comment received via Canada Post/Facsimile:
	A. Charles Angelika Mertz David DuBois Glen Y Margaret Jeffrey J. Weidenbruch J.C. Harvey Jonagh Fairbrother	M.J. Verigin Marilyn Sayers Rita Welleland Ruth Webber Scott Wilson Sheila Wallace Vivian E. Charles
E-76	World Federalists of Canada - Petitions

E-77	Letter of Comment received September 12, 2005 from Elisabeth Baldazzi

APPENDIX B

Exhibit No.

Description

E-78	Letters of Comment received October 4, 2005 from the following:

Adam Nicholls

Agnes Geiger

Alison Yale

Allan Jones

Andrea Sword

Anita Roy

Annette Bertrand

Arnold Penno

B. Stoward – BCOAPO Cariboo-

Yellowhead Region

Barbara Smith

Beverlee Birce

Beverley Stone

Beverly Nelson

Bob Garner

Bonnie Krakalovich

Brad Barton

Brenda Kuecks

Brenda Sarvis

Brian D. Johnson

Cal Burkosky

Candice Shaw

Carl Gowans

Carol Penno

Cathy Burkosky

Cathy Gordon

Charles Bertrand

Charolotte Bouvier

Cheryl Perdue

Chris Olausen

Cindy Fiorentino

Clara L. Smith

Cole Dudley

Curtis Symmes

Daisy Mah

Dale Hynes

Dana Woolliams

Danielle Nielsen

Daphne aterson

Darryl Russell

Daryl Poole

Dave Barratt

Dave Robinson

Jeanette M. Dagger

Jessie & Blake Panchishin

John Harding

John Hood

Joyce A. Chong

Judith Beer

Judy Holman

Judy Sens

K. Hurley

Ken Dresen

Kenneth M. Atkey

Kerri Lynn warren

Kim Bennett

Kim I. Briscoe

Larry Taylor

Laurence Manning

Linda Doig

Linda Norris

Lois V. Milligan

Lottie Bonin & Joyce Cook

Margaret Nagel & Beverley

LaRocque

Lynne Forrest

M. Symmes

Malcolm F. Marshall

Marilyn Atkey

Marilyn VanDongen

Mark Peckford

Matt Lynes

Michelle Colussi

Mike Richardson

B.R. Champagne I.

Murray Perret

Nicholas Buck

Norma MacPhee

Patricia & Duncan MacDonald

Paul Lavallee

Peter Neudorf

R. Moxam

Rachel Grant

Richard C. Horch

Richard P. Horch

Ron Eyben

APPENDIX B

Exhibit No.

Description

David Sims

Denis Perry

Don & Marilyn McLean

Don Estrada

Don Grant

Donald G. McPhadyen

Donald Robb

Donna Vidal

Douglas Koyama

Ellen – Prince George

Eric Arnold

Flora Rositano

G. Kramer

Gail Blatchford

Gladys & Ed Hrechuk

Gladys Hrechuk

Gordon Bell & Victoria Maxwell

Heath Colliar

Heather Anderson

Henry Ekelund

Howard Richardson

I. Wilma Swain

I’Lee Tara

Jaime Montana

Janet Lacroix

Ron Skene

Ron Williams

Rosa Reid

Ross & Joyce Campbell

Ross Muirhead

Roy & Machiko Budai

Roy Salter

Sally & Jim Hodgson

Sally & Steve Van Ingen

Sandra Pentland

Sandra Widdershoven

Scott McKay

Shannon Phillips

Sharon Lemp

Sheldon Dwyer

Sherri Payne

Susan Biagi

Suzanne Hewitt

Sydney Martin

Terri Wright

Verna Woodall

Vivien Warstat

Wayne Williams

William Wardley

Wilma Ferguson

R.H. Yetman

Zach Robertson

E-79	Letters of Comment dated October 5, 2005 from the following:

A. Attwood

Aaron Hoolsema

Adam Maryanovich

Adrianne Thomson

Adrienne Friensen

Adrienne Leduc

ahcurrie@webtv.net

AJ & EA Jordan

Al & Linda Smythe

Al Brochu

Al Dinis

Alan Forseth

Albert and Elizabeth Lafrenier

Alex Dresser

Alex Eged

Alex Watson

Alex.G.Kravchenko

Joseph & Mary Kapuszta

Josephine McNeilly

Joy Allbright

Joy Soutar

Joyce & Frank Danner

Joyce Dubin

Joyce K. MacDonald

Juanita Hyde

Jude Campbell

Judi Bates

Judith Akins

Judy Hayes

Jules Bodner

Julie Bennett

Julie Faye Parker

Julie Ovenell-Carter

Julie Thomson

APPENDIX B

Exhibit No.

Description

Alf Henningsen

Alfred & Violet Cordoni

Alison Taylor

Allan & Susan Asaph

Allan & Mildred Thir

Allen York & Jill Lawton

Alma & Doug Brenton

Amy Jones

Ananda Lazare

Anar Janmohamed

Andrea Pearce

Andrea S. Fredeen

Andrew C. Lucko & Helen

E.Schoono

Andrew Jackson

Andrew Kenyon

Andrew Libbiter & Meryl

McDowell

Andrew White

Angela Giannetti

Angie & Bert Sonntag

Anika Yuzak

Anita Eng

Ann Dyble

Ann Leeson

Ann Willsie

Anna Wright

Anne and Travis Judson

Anne Mancell

Arlene Garman

Arlene Huska

Arlette Slatta

Arline Garcia

Arne Bryan

Arthur Bridge

Arthur Doerksen

Ashley Dermer

Atul Hans

Audrey Henbury

Aulda Jensen

Anderson

Lawrence Watson

Barb Charlton

Barbara Chalmers

Barbara Dafoe

Barbara Farle

Barbara Johnson

June & Reo Jerome

C. Fur

K. Laszlo

K.A. Ellis

Kabir Ebrahim

Karen Copp

Karen Fox

Karen Heys

Karen Newman

Karen Opas

Karrie Burns

Kathee Rilkoff

Katherine Farris

Kathleen Pearson

Kathryn Woodward

Kathy Heisler

Kathy Porpaczy

Kathy Thomas

Katie Frigault

Keith Alspaugh

Keith Wilkinson

Kelli Renwick

Kelly Jago

Kelly Klein

Ken & Anne Sutfin

Ken & Donnie Aquilon

Ken Dresen

Ken Pool

Ken Sykes

Kenneth Schmidt

Kerrie Desjardins

Kevin Lusignan

Kevin Randhawa

Kim Clark

Kim Haberger

Kim Jones

Kornelia Meszaros

Kunsra Breckterfield

L Clifford Kindree

Lane Beaton

Lani Royce

Lani Sheldon

Lara Smith

Larry & Audrey Engstrom

Larry Smith

LaTiesha Fazakas

Laura Beaton

APPENDIX B

Exhibit No.

Description

Barbara Kostopoulos

Barbara Moore

Barbara Scott

Barry Mclean

Beautybyimpairment@gmail.com

Belinda Lyons

Bernie McCallum

Bernie Villeneuve

Bert Brownsmith

Beth Reynolds

Betty & Dave Hunt

Betty Eckgren

Betty Fawcett

Betty Lee Sinclair

Betty Moretti

Bev Clkoutier

Bev Pride and family

Beverli Barnes

Beverly

Bill & Linda Thompson

Bill & Norma Cannell

Bill & Eileen Lee

Bill & Lesley Virtue

Bill & Mary Hustler

Bill Thompson

Bill Tkach

Bill & Karen

Bob & Sue Tritschler

Bob & Gail Hais

Bob & Isobel Francis

Bob & Maren Readings

Bob & Rita Lemon

Bob Fair

Bob Houston

Bob Ivens

Bob Mackay

Bob Mcgill

Bob Porter

Bob Salcke

Bob Stewart

Bonnie Worthington

Brad Zarikoff

Brenda & Wally McMorland

Brenda Laing & Heather Hesson

Brenda McDonald

Brendan Moran

Brian Biddlecombe

Laura Derwentwater

Laurie MacDonell

Laurie Rockwell

Lawrence Williams

Leanne Baugh-Peterson

Lee & Marilyn Engman

Lee Goodman

Leeann Cochrane

Leo Hillairet

Leo Jansen

Leo Verstraete

Leonard F Bradley

Leonore Halkett

Lesley & Hugh Dobbie

Leslie Mildiner

Liane Gagnier

Lillian Juk

Linda Douglas

Linda Fornwald

Linda Gourlay

Linda Montemurro & Elgin Richards

Linda Naiman

Linda Theodosakis

Linda Trommeshauser

Lindy & Jeanette Mikkelsen

Lisa Dionne

Liz Hendriks

Loesha Zeviar

Lois Lewis

Lois Vatcher

Lori Lautermilch

Lorna J. Kirkham

Lorraine Boone

Louise & Ford Warner

Louise Gale

Louise Kalutycz

Louise Perry

Lucy Egers

Lydia Hoffman

Lynda & Margaret-Jean Pitt-

Brooke

Lynda Newson

Lynn Acheson

Lynn Finter

Lynne & Ken

Carey & D. Nelson

M.R. Paton

APPENDIX B

Exhibit No.

Description

Brian Brown & Family

Brian Christopherson

Brian J. Desrocher

Brian Ringrose

Brian S. Moorhouse

Brian Skare

Brian Stewart

Bridget

Bridgid Warner

Broom Annette R.

Bruce Burlington

Bruce Gordon

Bruce King

Bruce McKinnon

Bryan & Judy McFarland

Bryan Beaulieu

Bouvier

C. Franklin

C. Middelkoop

C. Tilney & W. Emigh

Cam Craig

Candice Dowhaniuk

Carmen Elduayen

Carol Abernethy

Carol Christian

Carol Moffatt

Carol Suggitt

Carole Roebuck

Carole Whiteley

Carolyn and Bart De Freitas

Carolyn Morrison

Carolyn Thomas

Carroll Klein

Catherine and Mason Cooke

Catherine McLaughlin & R. Ian

Mitchell

Cathie and Larry Provencal

Cathy Farrow

Cathy

Cec Scantland

Charity Young

Charlaine Shepherd

Charles Lester

Charmaine & Bert Riswold

Cheryl & Donald Kittson

Cheryl Davis

Cheryl Podgornik

Maggie McNish

Maggie

Marc Paquette

Marc Tilkin

Marcia MacDonald

Marcus Unger

Marg Norris

Margaret, Pauyl & Richard

Geschke

Margaret Danby

Margaret Graham

Margaret Jones

Margaret Needham

Margaret Ostroff

Margaret Schulz

Margie Hayes-Holgate

Margot Maclaren de Lorenzana

Maria Dagg

Marie Eusanio

Marie Gibbons & Catherine Walter

& Gary Weber & Janice Goodall &

Tami Marcus & Ev Walter & Ken

Lissimore & Randy Walter & Rudy

Dick & Ashley Collins & Val Mickey

Marilyn & Grayson Laite

Marion Heffernan

Marjorie Buckham

Marjory I Ward

Mark & Chrystal Hebb

Mark Briggs

Mark Ferguson

Mark Gould

Mark Kroh

Mark Petriw

Mark Schultz

Mark Shirreff

Mark Yeoman, Daphne Locke &

Kevin Ledo

Marleen Gamracy

Martin Podgornik

Martin Vondruska

Mary & Bob McNabb

Mary Jane Cowan

Mary Lou Miller

Mary Walters

Marylou Leslie

Matt Kwantes

APPENDIX B

Exhibit No.

Description

Cheryl Strachan

Chris & Bella Vokes

Chris Burrows

Chris Hall

Chris McGill

Chris W.

Christine Beech

Christine Brown

Christine Logan

Christine McCuaig

Chuck Dixon

Clarence Stephenson

Claudia Felderhof

Claus Andrup

Cliff fu Fresne

Coleen Hansen

Cora Irving

Corinne Loeppky

Craig Buvyer

Craig Dewar

Craig Marshall

Curt Watts

Richter.

D.C. Walker

Dale Finch

Dale Stromberg

Dan Melanson

Dana Koch

Daniel Sullivan

Daniel

Danielle & George Perry

Daphne Shepherd

Darlene Gibson

Darlene Smith

Darrell Evans

Darrell Robinson

Darren Beairsto

Darren Thornton

Darryl Carracher

Daryl

Dave Decarlo

Dave Glover

Dave

David & Colleen Wardell

David. A. Bain

David & Patricia Buxton

David Belando

Matt Morrison

Matthew Kowalchuk

Matthew Stephens

Maureen & Ray McElgunn

Maureen Barbosa

Maureen Caine

Maurice Ouimet

Mee Lin Hong

Megan Paulsen

Mel & Josh

Melanie Browell

Meryle Hillairet

Micheal (Mike) C Hansen

Micheal Anderson

Micheal Brown

Micheal Clee

Micheal Holt

Micheal Neill

Michelle Cooper

Michelle Lam

Michelle Thrustle

Mike Cackette

Mike Craig

Mike Lebrun

Mike Mueller

Mike Turner

Mike Turner

Mimie Tang

Mindy & Richard Fast

Miyeko Homma

MJ Jordan

ML & G. M. Munroe

Monica Granadino

Monica Little

Monique Roukema

Morris Street

Mr & Mrs. Harry Ng

Mr. & Mrs. C.R. Wilkins

Mr. & Mrs. R. G. Hoadley

Mr. & Mrs. A. Michel

Mr. R. Ballard

Murdo A. Mackinnon

Murray J Welte

Muscatlady@aol.com

N.Haylett

Nadja Rence

Nan Watson

APPENDIX B

Exhibit No.

Description

David Durrance

David Edwards

David Klein

David L. Griffin

David Popoff

David Smith

Dbrekke1@telus.net

DBurton

Dean Aussem

Dean Cloutier

Deanna Jenkinson

Deanna Ries

Dearle Graham

Deb Bryant

Debbie Lloyd

Debi Pister

Deborah Hamilton

Deborah Long

Debra Hagblom

Denis Kushnirak

Denise Taker

Dennis & Gwen Anholt

Dennis & Janice Day

Dennis Dargatz

Dennis Kay Brad & Kelly

Graham

Dennis McDonald

Derek Frampton

Derek Zral

Derek

Desmond Connor

Devra Samson

Diane Eyre

Diane Ferrell

Diane Markham

Diane S. Rampone

Diane Sawatzky

Diane Wade

Diane Williams

Dianna McDonald

Dianne Adair

Dianne Burditt

Dianne Woodman

Dick & Helen Sleep

Dick & Marian Doorschot

Don & Carol Parkes

Don & Collen Urbanoski

Nathan Hall

Nena Hansen

Nicole Moen

Nigel Matthews

Nikos Theodosakis

Nnifer Ferris

Nora Gwilt

Noreen Warrington

Norma & E.O. Taite

Norma Ahrens

Norman Hill

P. Bjarnason

P. G. Smith

P. M. Conover

P. Wolfe

Paddy Munro

Pam Postle

Pamela Coates

Pat & Mike McRanor

Pat Frewer

Pat McCutcheon

Pat Mills

Pat Shonwise

Patricia Comeau

Patricia Dixon

Patricia Kushner

Patricia McKnight

Patricia Rasmussen

Patricia Renard

Patricia Roberts

Patricia Rosa

Patrick Hull

Patrick Veitch

Patti Ellis

Paul Andolfatto

Paul Barbosa

Paul Berntsen

Paul Chow

Paul Stouse

Paula Grasdal

Paula Grossman

Paula Pappajohn & Mike Caton

Paula Rogers

Paula Rose

Pauline Harrison

Paz Inverncial

Penny Osborn

APPENDIX B

Exhibit No.

Description

Don & Glenys Tudge

Don & Irene Sparks

Don Campbell

Don Connors

Don Cretney

Don Ellam

Don G Silvester

Don Germiquet

Don Holzer

Donald & Claire Gunderson

Donald F. Deeprose

Donald Zarowny

Donna & Orest Pyrch

Donna Maud

Donna Nerbas

Donna Nesjan

Doreen Miller

Dorothy & Orest Maksymiw

Dorothy & Willy Thielen

Dorothy Chambers

Dorothy Nielson

Doug Hamer

Doug Hill

Doug Miller

Douglas-Adam & Pamela

Lupasko

Dr. Caroline Ferris (MD)

Dr. David R. Pugh

Dr. Peter Austen Ph.D.

Dr. Maureen Bendick

Duncan Pope

E.A. Roy and Gilles Roy

E.D. Calverley

William Heffernan

Earl & Faye Wildeman

Ebba & Gert Schovsbo

Ed Thompson

Edie Rittinger

Edith Havig

Edmund R. Bristow

Edna Jewell

Edward Yaremchuk

Edward Yee

Edwin Sanger

Edyta

Eileen Schieldrop

Elaine Andrews

Perc2@mox.interiorhealth.ca

Perry Abrahamson

Peter & Suzan Guest

Peter A. Atherton

Peter & Gail Notter

Peter McLoughlin

Peter McLoughlin

Peter Skinder

Petri Vartiainen

Phil & Luci Redmond

Phil Cady

Phil Devitt

Ping Mui

R A McGladrey

R. J. Kot

R. G. Spokes

R. S. Chadha & Family

Rainer & Waltraut Horstmann

Ralph M Randt

Ralph Maundrell

Randy Kellaway

Randy Nicholls

Randy Sharp

Ray Brookbank

Ray Steigvilas

Ray Wanless

Raymond Stohl

Real & Judy Laurin

Rebecca A. Kinney

Reg Maidment

Rene Blais

Renee Mor

Rennie & Shirley Simpson

Rev. Brian Kirby

Richard Begin

Richard K. Porsch

Richard McDermid

Rick & Frances Blake

Rick Callaghan

Rick Jones

Rick Wright

Rita Knight

Rita Schmidt

Rob & Susan Green

Rob & Bev Mallett

Rob Danielson

Rob Gibson

APPENDIX B

Exhibit No.

Description

Eleanore Arkesteyn

Elinore Delf

Elizabeth & John Scott

Ellen & John Faraday

Ellen Klootwyk

Emilia Antoshchuk

Emily & Karl Wessel

Emmy & Ronald Ferrie

Eric Dodds

Erin Hubbert

Erne Watson

Esther M. Bernard

Evan Dupuis

Evelyn & Al Jones

Evelyn Martens

Evert Gerretsen

Fane Stevenson

Farida Jamal

Faye Poirier

Fe McGough

Fernando Von Rossum

flembot@telus.net

Fran Banks

Frank & Patricia McKerry

Frank & Jan Dwyer

Frank Farmer

Fred & Barbara Maynard

Fred & Marion Orsetti

Fred Lee

Freda Sather

P. Ann Stanley

Rupert

Gail Adams

Gail Barron

Gail Danby

Garry Townsend

Gary Grant

Gary Hawes

Gary Lewis

Gary MacDonald

George & Vera Smart

George Jenkins

George Sherwood

George Young

Georgina Clark

Georgina Strother

Gerald Johanson

Rob Hollins

Rob MacFarlane

Rob & Cindy Mcauley

Robby Preugschat

Robert & John Sellers

Robert & Joan Gray

Robert Bonderud

Robert C McLaren

Robert Dennis

Robert Gilgoff

Robert Heard

Robert Helms

Robert McLean

Robert Muncaster

Robert Waters

Rod Lizee

Rod McCormick

Roger & Eileen Mills

Roger & Eileen Mills

Roger Adams

Roger Chin

Rolande Harrison

Ron & Ruth Steeves

Ron & Wietske Sittrop

Ron & Charlotte Alekson

Ron Barr

Ron Fallon & Grace Morrow

Ron Finigan

Ron Haack

Ron Hodacsek

Ron Pyatt

Ron Reid & Kirsten Pankow

Ronald & Beverly Glauser

Ronda Urquhart

Rosaleen Mac Fadden

Rose Meyer

Rose Westlake

Rosemary & Peter Williams

Roshni R. Singaraja, PhD.

Rosie Jamal

Rosina Schmidt

Ross Mallory

Rosswell Ferguson

Roy & Albina Morris

Roy & Elva Sheppard

Roy & Violet Gordon

Russel Moore

APPENDIX B

Exhibit No.

Description

Geraldine Swayze

Gerard & Tania Batten

Gerhard Schmiing

Gerry Hughes

Gillian McDougall

Glen Breaks

Glen Shuttleworth

Glenn Duke

Gloria Ash

Gord Hemrich

Gord Lester

Gord McLeod

Gordon & Cynthia Fitch

Gordon Moore

Grace Malm

Graham Parker

Grant Lowe

Greg Buchan

Greg Cherniwchan

Greg Doerksen

Greg Hatch

Greg McLaren

Greg Wyma

Greta Wenckebach

Groesch Marko

Gunter Jaschinsky

Guy Stanford

Gwen. Edwards

Coltman

H.J. Jordan

Hans Ruttimann

Harry & Laura Robinson &

Family

Harry Scholten

Harry Swain

Harvey Gifford

Heather & Wilson Christianson

Heather C. Nicol

Heather Durrand

Heather Rozier

Helen E. Froom

Helen Laue

Helen Marsen

Helmut Burke

Hilda Higgs

HJ Stevens

Howard & Edith

Ruth Duff

Ruth McVeigh

Ruth Peterson

S. Cruz & Family

S.L. Beaton

Salim Jaffer

Sally Laite

Sandi & Glen Wideman

Sandra Chellew

Sandra Knott

Sandra Polinsky

Sandra Tucker

Sandy A. Schemmer

Scary Gerry

Scott Desa Zachary & Helen

Chipman

Scott Hedlund

Sergio Petrucci

Shane Klatt

Shane Rothwell

Shannon Alexis

Shannon Turner

Shantel Shave

Sharon & Derrick Elliott

Sharon Hives

Sharron L Franklin

Shawn Maher

Sheila Barrett

Sheila Gair

Sheila Lloyd

Sheila Macdonald

Sheila Nott

Shelley Kean

Sheri Kirilenko

Sheridan Clements

Sherry Blanchard

Shirley A. Wishlove

Shirley Smith

Simon Jones

Simon Zhang

Sister Margaret Wilson

Sonia Francke

Stan Bowles

Stan Gabriel

Stan Hall

Stephannie

Stephen Howard-Gibbon

APPENDIX B

Exhibit No.

Description

Hugh & Ellie Stewart

Hugh Fraser

Ian & Rose Finlay

iLorelle Turnquist

Ina Paik

Ineke McLean

Inger & Jake Mortensen

Inger Ottosen & Henning

Ottosen

Ingrid Vermegen

Irene & Charles Mitchell

Irene & Edward Yurechko

Irene Gray

Iris LaPlante & Bob Evans

Isabel Evans

Ishbel M Elliot

J Rishel

Barry Martin & Lois N Martin

Sterling

J. Sterling

J.M. Ellis

J. Quentin Methot

Jack & Patricia Owen

Jack Masterman

Jack Stewart

Jackie Scheepbouwer

Jackie Wray

Jacqueline Johnson

Jacqueline M Jones & Family

Jacqui & Derek Sewell

Jake Doell

James A. D. Simpson

James Brewer

James Fair

James Haslett

James T. Fyles

Jana Ludwig

Janet Anderson

Janet Groves

Janet Hong

Janet Watkins

Janice Carruthers

Janis & Norm Pappin

Jason Demidoff

Jay Ruparelia

Jayeson Van Bryce

Jean & Lui Farina

Stephen Lindsay McDonnell

Steve Herringer

Steven Flannery

Steven Toothill

Stuart Johnston

Stuart Smith

Suan H. Booiman

Sue Davies

Sue Irving

Sunny Shiney

Susan & Keith Clamp

Susan C Barrett

Susan Evans

Susan Greenwell

Susanne Kumar

Suzanne Farrington

Suzanne Sorensen

Sybil Wahl

Sylvia & Edward Noble

Tammy Williams

Tanya Cadez

Tara Shave

Ted Blaha

Ted Goudsward

Terry A. Smith

Terry J. Ferguson

The Council Advocacy

The Zivins

Thomas Edwards

Thomas Everitt

Thompson Marilyn

Thomson

Tim Ryan

Tim Storvick

Tim Williams

Tina Godin

Tobi Carlson & Ian Todd

Todd Reed

Tom & Kathi Cinnamon

Tom Cocking

Tom Lord

Tom Munroe

Tom Reamsbothom

Tom Williams

Tomm Dool

Toni Kushner

Toni Johnson

APPENDIX B

Exhibit No.

Description

Jean & Murray Ellis

Jean Ballard

Jean L. Barnes

Jean Walker

Jeanne Chanowski

Jeannette Paterson

Jeannie Bardach

Jeff & Eleanor Bowcock

Jennifer Holden

Jeremy Santa Cruz

Jerry & Val Abramson

Jerry Constant

Jerry Reed

Jessica Macnab

Jessie Lynn

Jill Dykes

Jill Howard

Jill Strachan

Jim & Grace Baugh

Jim & Heather Alton

Jim & Amy Hockey

Jim & Jean Wyman

Jim Buchanan

Jim Hayman

Jim Kennett

Jim Pattison Toyota

Jim Stuart

Jim Trethewey

Jim Woolsey

Joan Annan

Joan K. Kindree

Joan Mathers

Joan Press

JoAnn Braem

Joannne MacLennan

Joanne Mellquist

Joanne Morgan

Joe Barrett

Joe Konowalchuk

Joe Pal

Joe Stark

Joel Meggison

Johanna Mills

John & Arlene Sawchuk

John (Ian) Murray

John A Sunley

John Alfano

Tony D’Andrea

Twila Bancroft

Tyler & Joan Perry

Tyson Bartel

Val Byker

Valerie Adams

Valerie Fodor

Van & Linda Reed

Vern @ Linda Coulter

vhmynett@telus.net

Vickie Lessoway

Victor Klassen

Victor Okunev

Virginia Young

W. Vandenberg

W. L. O’Dell

W. McMunagle

W.R. Merrie

Waldemar & Marilyn Kisser

Wally Fawkes

Walter Francl

Walter Swanson

Wan-Phek How

Warren Thomlinson

Wayne & Lois Keil

Wayne Galvin

Wayne Hull

Wendy Durack

Wendy Robb

Wendy

Wesley Warren

Willard & Yvonne Clark

William A Mosher

William & Ruth Shaw

William D. Goddard

William D. O. Bees

William Den Hertog & Family

William H. Ferris (Rev.)

William Myers

William Ross

Wilma Barclay

William Neaves

wprobinson@shaw.ca

Yvonne Bombard

Yvonne

Zac

Zubeda Virjee

APPENDIX B

Exhibit No.

Description

John & Louise Dillabough

John & Pamela Bell

John Artuso

John Cringan

John D. Hall

John Doerksen

John Engelmann

John Evjen

John James

John Lam

John Lang

John Mallett

John Ounpuu

John Owen

John P. Williams

John Versfelt

John Warren

Jon Tinker

Anita & Austin Hunter

Anita Eng

Brian Short

Cheryl & Donald Kittson

Cheryl Mineault

Diane Kemp

Eileen Dunning

Lynn Acheson

Martin Vondruska

Merv Miller

Peter Sanders

Sandra Roberts

Seppo & Marjean Hokkanen

Susan McDougall

E-80	Letters of Comment received October 3, 4 & 5, 2005 via Canada Post/Facsimile from the following:

A. Welch

Alexander J. Gillis

Alfred & Gertrud Sulzberger

Alfred Lehmann

Alice McLelan-Thelma Hansen –

Clara Capewell – Lois Terreberry

Aloma- Tom- Thomas Ferris

Anonymous 2

Anonymous

Anthony L. Townsend

Arthur Goldman

Gallant

Ben H. Giesbrecht

Bruce Wyder

C Dudek

Charles A. Simpson

Colleen Lee

Crystal Esaryk

Brandt

Dale R. Evoy

Donna Hossack

Dr. Ashley Davies

Edward & Isabel Thouret

Elaine & Bruce Beattie

Elsam & Richard Arnold

Joanne Fry

Joanne Loch Joe W Cook

John Alton

John C. Wemyss

JR Redfern

JR Turk

Karen E. Rice

Kathleen Walsh

Leona Gom

Leslie A. Todd

Lillian Juk

Lisa Engelage

Lloyd E. Reiner

M. Huntington

Manjinder Bal

Margaret Penticton

Margaret Schroeder

Marlene McDougall

Mary Block

Miranda See

Mottes

Mr. & Mrs. Brenan Simpson

Mr & Mrs. Dwayne Smith

Mr. & Mrs. N. Pearson

Patricia M. Rupper

APPENDIX B

Exhibit No.

Description

G. Fraser

Georgina & Jim Causier

Gerald Watson

Geraldine Glattstein

Gerri & Lori Cook

Gordon Moore

Harold C. Shepherd

Harry Tuck

Harry Vogt

Heather Manning

Hector J. Moren

Helen Faulkner

Helen Ostermeier

Horace Lapointe

Ian Ellman

Investment Canada Resp to Harry

Turk

Jennifer Sanders

Jerry & Jean Brown

Jim & Joyce Beach

Jim Pine

Joan Wright Sth Vanc Seniors

Council

Peter & Christine Kowalski

Peter S Wolanski

Phil Hewkin

Phyllis A. Norris

Phyllis Tew

R. Sherwin

Randy Nicholls

RE Bernstein

Renee Picco

Richard Reinders

Robert C Miner

Robert Pulsford

Robyn Smith

Ronald W. Hyatt

Shirley Brown

Shirley L. Clarke

SL Pennock

Susie George

The Aujla Family

Tony Parker

Wendy Weisner

William D. Goddard

Win & Margarete Rompf

E-81	Letters of Comment dated October 6, 2005 from the following:

J. (Tony) Wharrie

Aarno Pehkonen

Aaron Hamilton

Adam Sloan

Ailsa Craig

Alan & Marlene Gustafson

Alan Jamieson

Alan Wood

Alastair Maxwell

Alex & Vivian Ramsay

Alex Ramirez

Alfred Achuh

Alice Glanville

Alison Gibson

Allan & Leila Campbell

Allen Brandt

 Allisa Karvonen

Amar Sidhu

Amber Stope

Andre Vignola

Andrea Eaton

Karen Kennedy

Karen Robin

Karen Sinclair

Karenza T. Wall

Kari Hewett

Karin Vengshoel

Karl W. McKusick

Kathie Zeilstra

Keith & Judith Walsh & Pauline

Walsh

Keith & Ethel Kirkpatrick

Keith & Monique Salchenberger

Keith Egger

Kelly Smith

Kelly Werbowski

Ken & Jane Rainford

Ken Cooper

Ken Lytle

Ken Paris

Ken Wilkening & Tokiko Kashiwagi

Kenneth H. Marsh

APPENDIX B

Exhibit No.

Description

Andrew Morgan

Angela Mays

Angus Stuart

Anita & Ken Klatt

Ann Harvey

Anne Legg

April Davidson

April Macleod

Arlene Chow

Arnold Ranneris

Art & Pam Allen

Art Sutherland

Arthur & Janice Lee

Axel Krieger

Barbara Grant

Barbara H. Weston

Barbara Hourston

Barbara Laprise

Barbara Ross

Barry Beaulac

Barry Black

Barry Black

Barry G. Kensall

Barry Todd

Barry Whelan

Betty & Stan Watchorn

Betty Edwards

Betty Gilgoff

Betty Murray

Bev & Rob Mallett

Bev Farkas

Bev Waldron

Beverly Harvey

Bill & Joyce Ness

Bill & June Stowell

Bill & Pat Savage

Bill Harrison

Bill MacGougan

Bill Waldstein

Bjorn Nitting Family

Bob & Anne Duthie

Bob & Linda Belter

Bob Tippett

Brad Bettke

Brad Clark

Brian & Lucille Bishop

Brian Downey

Kerry Doucette

Kevin Amboe

Kim Kilpatrick

Kim Steger

Kimberly & David May

Kimberly Rice

Kinsey, Barbara & Larry Bonnar,

Arnold & Margaret Blake, Bill Blake,

Joyce Sutton, Patricia & Mike

Kinsey

Kris McLean & Majid Rohani

Kris Wallin

Kristan Fehr

L.K. Vodnak

L. Robinson

Landis Warner

Laura O’Shea

Laurie Boytzun

Laurie Gray

Leah Christensen

Lee Caufield

Len & Mary Lou Westnedge

Len Chong

Les Steinke

Lesley Hornby

Lesley Willows

Leslie Carson

Leslie J Fawkes

Leslie Welin

Levy Graham

Lil Jones

Linda Pallot

Linda Rea

Lindi Frost

Lisa Stary

Liz Down

Loraine Fry

Lorene Penner

Lorene Penner

Lorraine & Bill Kastelen

Lorraine Kirkham

Lou & Trudy Hoover

Louise Hickey

Ludovic Duran

Lyn Harlton

Lynne & Paul Freeman

Lynee Irwin

APPENDIX B

Exhibit No.

Description

Brian Kooi

Bruce Griffiths

Bryon Hall

Waldie

Campbell Sweeny

Carey Adams & Mark Barteski

Carl & Barbara Eifler

Carl, Tricia, David and Lisa

Enzenhofer

Carmen Fjeld

Carmen Stephen

Carol & Grant Giffin

Carol Daponte

Carol Hubbard

Carol-Ann F. Dwyer

Carolyne Zimich

Cat l”hirondelle

Catherine Jordan

Cathy Fend

Cathy Paquin

Charlene Fontaine

Charles C. Parkhurst

Charles Tsai

Charmayne Mailloux & Tadmore

farms

Chas C. Mclean

Cheryl Baron

Chris Couch

Chris E Schmidt

Christian Evans

Christina Larson

Christine McAlister

Christopher Day

Cindy De Paoli

Clayton & Roberta Osbourne

Colleen Omstead

Coral Taylor

Corinne Loft

Corona

Cory Greenlees & Allen Specht

Cynnamon Schreinert

D.M. MacKenzie

Dale Macdonald

Dan Cramer

Dan Sandhar

Dana & Tony Sammartino

Daniel Theal

M. J. Cloarec

Madeleine Saw

Malcolm Wellington

Marcel Schoenenberger & Monika

Schoenenberger & Benjamin

Schoenenberger & Aaron

Schoenenberger & Jordan

Schoenenberger & Herbert Keller &

Markus Keller & Margrith Keller

Margaret A. Carlson

Margaret Melnick

Maria Dagg

Marie Baigent

Marie Kjarsgaard

Marie Vermeulen

Marilee Fisher

Marilyn Barre

Marilyn E. Thom

Marion & James Stang

Marion Northcott

Mark Clarke

Mark Haley

Mark Richards

Marlynn Hardwick

Marnie McLaren

Maron Ward

Mary Ann Skoll

Mary Knudsen

Max Larson

Megan Rhodes

Melanie Bridle

Melissa Daniels

Mervyn Fehr

Michaeal Eyre

Michael Gordon

Michael Johnston

Michael Lamppu

Michael Pratt

Michael Riemann

Michael Tarbotton

Michelle Margerison

Mike & Jacqueline Ward

Mike Friesen

Mike Renz

Mike Rhodes

Mike Smith

Miriam Borys

APPENDIX B

Exhibit No.

Description

Danielle McDonagh

Darilynn & Doug Butler

Darilynn & Doug Butler

Darlene & Ian Farquharson

Darlene Donald

Darlene Pouliot

Darrel Scott Bisgrove

Darrell Shibley

Daune Johns

Dave Parsons

Dave Shaw

David Cumming

David Hope

David Huang

David Ravensbergen

David Ritchie

David Roberts

David Thorkelson

David Ward

Dawne Martin

Dean from Paperhaus Vancouver

Deborah Mehes

Deborah Peck

Deni James

Denis Goddard

Denise Tessier

Dennis Bowles

Dennis Galandy

Dennis W. Roberts

Derek Dunkwoody

Derry & Molly Cloarec

Devon Hanley

Diana Tuffley

Dianne Remple

DKTC[dktc@axion.net]

Don & Bridgett DeBuysscher

Don Carrier

Don Munroe

Don Vinish

Donald & Leota Fedorak

Donald N. Gardiner

Donald Oswald

Donald Rivers

Donald Spratt

Donna Beattie

Donna Burgess

Donna Ellaschuk

Miriam Fitzsimmons

Monica Mondin

Monica Wong & Ryan Loo

Monique & Gordon Shoblom

Mr. & Mrs. F.E. Paul

Mr. & Mrs. R. Hall

Murray & Tanis Phillips

Myles Saunders

N. Panchyson

Nadine Nesbitt

Nancy Boyd

Nazrin Hussain

Neil Pegram

Nick Holland

Nicol Bortnick

Nicole Fitzgerald

Nicole McLardy

Nona M. Archibald

Nora Denning

Norman LW Chu

Norman Zeer & Bryan Siver

oldradiojock@hotmail.com

Olive Gevans

Onesia Granger

Otto Bokemper

Owen & Sarah Roberts

P.K. Page

Pam Blackstone

Pam Shaw

Pat Cameron

Pat Contant

Pat Hickey

Pat Russell

Patricia O’Toole

Patrick Mahood

Patrick McCarthy

Paul Bray

Paul Haley

Paul Jordan

Paul Nilsen

Paul O’Doherty

Paul Thompson

Paula Jardine

Pauline Wong

Peggy Chapman

Penny Polden

Penny Rogers

APPENDIX B

Exhibit No.

Description

Donna Roadhouse

Donna Watkins & Paul Lainson &

Dorothy Watkins & George

Strazicich

Doreen Sheaves

Doris & John Baskerville

Doug Davies

Dr. Allen Ciastko & Valerie Mackay

Greer

E. Ritch

Earl Skaarup

Ed Fader

Eda & Graziano Favaro

Edward Campeau

Eileen Nehra

Eileen Sawracki

Elaine & Paul Ransom

Elaine Hauck

Elaine Perry

Elaine Steckler

Elizabeth Bennett

Elizabeth Mathers

Eric Butler

Ernie Berger

Eronne Ward

Eugene Leeson

Evelyn Leclair

Fannie Schiller

Faye Cooper

Faye Smith

Fertuck & Martin Rurka

Fran Moore

Frances Collett

Frank Crockett

Fred Roberts

Fred Storgeoff

Frederic Gagne

Freeman Newton

Frocia Pyper

Gail Glover

Gail Slatten

Gary Fontaine

Gary Price

Gayle & Jock Bennett

Gayle & Dale Newham

George Robb

Georgina & Jerry Bamping & Brad

Pete & Adrianna Hodge, Sean &

Janette Service, David & Christine

Hodge, Marg & Gord Braund

Pete Steeves

Peter Hamilton

Peter Kieser

Peter Simmons

Peter Smolders

Philip Downey

Philomena McCallum

PJ Pentney

Pretti Saini

R.L. Booths

Rachel Eby

Raff Baker

Raghu Bans

Raging Grannies- Vancouver

Chapter

Randy Guo

Ray Austin

Ray Howard

Raymond Melnick

Rbrodie Smith

Rebecca Wickens

Redge Leepart

Reg Lipsack

Regine Kutzner

Rhys Del Valle

Rich Nichol

Richard Czech

Richard H. Fahlman

Richard Ng

Richard Wright

Rick & Patty Turner

Rick Davidson

Rik Kiviaho

Riley Brabner

Rinda Robb

Rita Shimozawa

Rob Cameron

Robert G. Long

Robert Gibson

Robert Haines

Robert Muscroft

Robert Payne

Robert R. Thompson

Robert Southcott

APPENDIX B

Exhibit No.

Description

& Leona Bamping & Tannis Nore

Gerlyn Westman

Gerrit Hunink

Gilles Arseneau

Glen & Hana Larson

Glen & Margaret Carlson

Glen Roscovich

Glenn Caseley

Gloria Laird

Gord Lepsenyi

Gordon & Pat McCabe

Gordon & Carol Ashdown

Graeme Manson

Graham Gould

Graham Henderson

Greg Warkentin

Gwen C. Mackinder

H.J. Francis

Hans Smedbol

Harley Lockhart & Susan

Greenwell

Harold Rutledge

Harpreet Aulakh

Hartmut & Mary Kieser

Heather & Peter Schwartz

Heather Halpape

Hedley M. Bodley

Hilary Ounpuu

Ida & Doug Oberg

Illene Yu

Irene Openshaw

Isabelle Southcott

J. Reed Pozer

Jack & Sherry Goebel

Jack Whyte

Jacquie Carrier

Jalal Jaffer

James Little

James Watson

James Wilms

Jan Kennett

Jane McCall

Janet Billon

Janet Lynch

Janis Armit

Janis Randall

Jason Chan

Roberta Latham

Rodney Polden

Rodolfo Tommasi

Rolando Hernandez

Romayne Gallagher

Ron & Donna Gobin

Ron [jrsheaves@shaw.ca]

Ron Pascoe

Ronald J. Moffat

Ronald Sorensen & Melanie Steele

Rosa Smedley

Rose & Erv Serediuk

Rose Jorundson

Roy Ewing

Sam Saprunoff

Samadhi Osho

Sandra Clark

Sandra Latreille

Scott Jackson

Selwyn & Joyce Lewis

Shamsher Pannun

Shannon Ling

Sharell Carney

Sharon Wilson

Sharron D Hughes

Shihong Mu

Shirley Cragg

Shirley Fletcher

Shirley Murray

Shirley Roberts

Sigrid Albert

Sigrid Singleton

Silvia Heinrich

Stacey Turner

Stan Bowles

Stephan Caissie

Sterling Glover

Steve Cunningham

Steve Frost

Steve Pelman

Stewart Brinton

Sue & Roshan Cader

Susan Greenwell

Susan Horikiri

Susan Karamessines

Susan Kenney

Susan Kirk

APPENDIX B

Exhibit No.

Description

Jason Minard

Jayne Hawkins

Jean & Neville Damato

Jeff Gruber

Jeff May

Jeff Weissler

Jennie Stinson

Jennifer O’Reilly

Jennifer Webb

Jennifer Yeager

Jill Schroder

Jim & Judy Phillips

Jim & Grace Baugh

Jim & Karen Pennell

Jim Ranta

Jim Renney

Jim Whitehead

Jocelyn Harder

Joe Bezanson

Johan de Vaal

Johanna Moore

John Adams

John Brocklehurst

John Cochran

John Coombe

John E. Parrott

John Hosh

John M. James

John Meyer

John R. Paterson

John T Attwood

Jonathan Mackee & Stephanie

Kiesling

Jonathon Berghamer

Joyce Bobowski

Judy Olsen

Judy, Gordon & Aidan White

Julie Scarfe

K. Robertson

K. & P. A. Lomax

Kaarina Talvila

Karen Ho

Susan Mcdonald

Susan Merkeley

Susan Miller

Susan Petrusa

Susan Scrafton

Sylvia Brown

Sylvia Moffatt

Ted & Joan Eagles

Ted & Tricia Blightt

Terry & Barbara Kushniruk

Terry & Genevieve Tobin

Tess Kitchen

The Mitchell Family

The Penners

Thelma Mahaits

Thomas C. Campbell Family

Tim Bartoo

Tim Bartoo

Tim Holmes

Tom & Mim Fitzsimmons

Tom Holmes

Tom Laing

Trina Waller

Ummer B. Stamberg

Valana Strandberg

Velda Fjeld

Vicky Jaremko

Vivian Oswald

W.A. Dean & Family

W. J. Revie

Walter Bain

Walter Dionne

Wayne and Wendy Vernon

Wayne Reeves

Wayne Thornberg

Wayne Waters

Wesley Raven

Wilf Chernesky

William H. Leppard

William S Taylor & Family

William Wilkinson

APPENDIX B

Exhibit No.

Description

E-82	Letters of Comment received October 6, 2005 via Canada Post/Facsimile from the following:

Alexandra Betson

Ann Pollock

Annette Murray

Annette S Wegner

Anonymous – Vancouver

Anonymous - White Rock

AS Muir

B. Lewis

Baillie

Barbara Templeman

Brad & Catherine Berry

Brenda Broughton

Brenda M Stonham

Bruce Wood

Cameron Storie

Carmen Miranda – Barrios

Catherine Carter

Catherine Toplass

Ceclia Rogers

Charmayne Mailloux

Christine Lechowski

Clare Marie Belanger

Clarence & Gayle Cleese

Dale Leiske

Dale Raymond

Daniel & Karen Kasowitz

Darcey Lacasse

David N.H. Smith

David Shipway

Debra A. McNaught

Dilys M. Smith

Doreen Waiz

Douglas T. Graham

E Stevens

Elizabeth Stevens

F. Steinert

Geo E Baker

Gladys Hall

Grace & Christian Hamaan

Gwen Monteith

H. Cole

Helmut Brokop

Judy Scott

Julie Maloney

Kelley Thompson

Ken & Yvonne Wright

Ken Timewell

Kristine Zgutko

Lawrence Fox

Lesley Fell

Leslie M. Smith

Lorrane Polsen

M. Gawlak

Marie Vermeulen

Mark Andreassen

Mary Anderson

Maya L. Begg

Michael Balakshin

Mike Sheehan

Mr. & Mrs. George Gosse

Nancy J May

OJ Benoit

Pamela Hawthorn

Pat Hickey

PC Komal

Penelope Nickels

Randell Knight

Ray Eyton

Rhea Clements

Rick & Rhonda Johnson

Robert Lindstein

Rosemarie Daoust

Rosemary Buss

Rosemary Mauley

Ruth C. Duncan

RW Johnson

RW Ketterer

Sherwin L. Harris

Shirley E. Harper

Skelton,Taykkala, Miltimone,

Miltimore, Heery, McDonough.

Mollister

Sowden

Stacey Webb

APPENDIX B

Exhibit No.

Description

	Henry Smith Ian Dowdeswell James Ian Turnbull & Family Janic Evin Jean Law Jim Shrubsole Joan Fleischer Joan Foreman & R. Foreman John & Mataya Varsek 2 John Rypien Joseph Tam & Lay Yan Quek	Susan Smith TA Jose Tammie Langley Theo & Rosemary Manley Thomas Milne Trudi Coblenz Vina Van der Velde Walter Dionne Wendy & Fraser Gibson Werner & Dietmot Grimm William G Foulkes William Roberts
E-83	Letters of Comment received October 7, 2005 via Canada Post/Facsimile from the following:

Alan & Fred Stranger

Alex Yakunin & Lanette Morden

Alexander & Lorna Kuhlmann

Alfred Champion

Alison Hume

Alvin & Dorthy Bernards

Anne & Tah Ling Chow

Anne Nelson

B Cernia

B Semak

Barbara Hennings

Barrie N Black

Bayers

BC Resident

BD Olafson

Betty Massey

Bryon Lehman

Caroline & Robert Mason

Charlotte Hoffman

Claude & Sandra Rougean

Clifford David Phillips

Colin Allen

Croft & Rosemary Stanfield

D Greem

D Therien

Daryl Gibbs

DB Kennedy

Debra Cunet

Denise & Garry Efonoff

Derek AJ Murray

Diane Fitzner

Jim & Jean Shirley

Joan Osborne

Joan Williamson

Jo-Anne Hodkinson

John & Mataya Varsek

John Compton

Joyce & Colin Menzies

Julianne Stetler

June & Denis Matteazzi & D Fore

Bunbey

June & James Pearson

K Bellamy

Karen Atkinson

Karl Preuss

Laura & Steve Herox

Len Osborne

Les Ennis

Linda Stamm

Lois Carole Allen

Lunda Pauesen

Lynette Baldock, Chris Catton,

Tessa Webber, Ray Johnston, B

Williams, Shirley Dennis

M Rezai

Maggie & Bruce Evans

Margaret Pepplewel

Margaret Sullivan

Margaret & Brian Holliday

Margaret C Selinger

Mary Cote

Mary Learmouth

APPENDIX B

Exhibit No.

Description

Doris M.

Doris MacDonald

Dr. & Mrs. Charles Y. Brown

E Tossell

Edward Chibber

Eileen Patrick

Ernie & Jen McEmoney

Erwen Smith

Eve Rennie

Evelyn Wilson

Fay Zens

Fred Kirk

Fred Stanyer

FS Stewart

Gebeer Deliel

Gilbert Lee

Gisela Wilhelm

Grant Frame

Gwynneth Davies

H Ogden

Hal Murphy

Hall

Harold Wolverton

Herbert Dunk

Idelen Lehman

J D McIntosh

J Guy Weston

James & Julie Keene

James Sloboda

James Warren Miller

JC & HR

Jeanne & Jim Lipkovits

Jenny & Eugene Shkurhan

Mari McIntosh

Mary & Peter Murray

Maureen Cuthbert

ME Logan

Mel Clayton

Mr. & Mrs. A Hawthorn

Murray & Margaret Hartley

Murray Hall

Norm & Jean Verna

Norm Garson

Patricia Barnes

Patricia Brown

Paul & Lorraine Penner

RD Ellis

Renwick Day

Rob Atkinson

Robert & Gloria Colter

Robert McDermid

Robert McKinnon

Ron Therrien

S Callum

S Turner

Shannon Moneo

Sheila & Ray Zerr

SL

Susan Taylor

T Kore

Tia Callihoo

V Kriax & George Inclay

Vac & Pearl Koven

Vincent Greco

W James Fedorak

Walt Volk

Walter & Dora Ronaghan

WC Fawcett

Winifrid M Exley

E-84	Letters of Comment dated October 7, 2005 from the following:
	A.J. Hardy A.J. Nicholson AC Agnes Forster Al Smickersgill Al Tuck AL Alan Cole	Judith Thompson June Kline K. Frank Kai Bellows Karen Nielsen Karen Tsang Karen Karen-Lee Bradley

APPENDIX B

Exhibit No.

Description

Albert & Dawn Romanell

Alex Graham

Amrit Pannun

Amy Vilis

Amy Y. Lee

Andrea Kwaitkowsky

Andy Thomsen

Angela Forth

Angela Ross-Fehr

Anne M. Ayre

Annette Brown

Ariel Holtz

Armel Castellan

Art & Lois Powell

Arthur W. Copp & Family

Audrey & Boris Karpoff

Audrey Greve

Audrey

Barbara Sherman

Barbara Wilkinson

Ben Jakobsson & Rosilda Albinati

Benita Spencer

Betsy Bodor

Bill & Eileen Hughes

Bill & Mrs. Joan Kelly

Blair Lister

Bob S. Braden

Bobby O’Kane

Brad Lambert

Brenda Christensen

Brett Millard

Brian Harvey

Brian McLaurin

Bruce & Diane Mould

Bruce & Pat Cowley

Bruce M. Watson

Bruce Penich

Bryan Boyda

Kahl

Richard Webb

Calvin Cairns

Captain James K. Steele

Carol Johnson

Cathie Baskett

Chanika

Charles Buholzer

Charles Hill

Karima Penman

Kate Pattison

Katie Stein Sather

Keith Moton

Kelly Monjazeb

Kelly Wolfe

Kelly, Barry & Amanda Fuller

Ken & Pat Armstrong

Kevin Gillard

Kevin O’Brien

Kim Barrett

Kim Brandt

Kiyo Breiting

Kris Andrews

Krista Drommer

Krista Lees

Kristi Yuris

Kristina Fairholm Mader

Kristy Ilic

L. Franco

Larry Berger

Larry Cooper

Laura Barker

Laurence Martinson

Leanne Turnbull

Lee

Leo & Rita Turcotte

Les & Gerry Erickson

Lesa Moriarity

Lia Grundle

Lillian McIntyre

Lindsay Brownsey

Lisa Wong

Liz Gaige

Lori Henry

Lorne Avery

Lorraine & Bob Emery

Lorraine Frazer

Louise Jullion

Louise MacMaster

Louise Newman

Luriann Downing

Lynda Drury

Lynn van der Vlist

Lynne

M. Hewlett

Mael Castellan

APPENDIX B

Exhibit No.

Description

Charlotte Inglis Gottschau

Charmaine H.

Chris Braden

Chris Cameron

Chris McGill

Christine & Eric Greenwood

Christine Callihoo

Claire Preston

Claus Grewsmuehl

Colin Hamm

Conor Brandt

Conor Reynolds

Craig & Frances Hamilton

Craig Elliot

Craig W. Norton

Curtis R. Curtis

& K. Ruel

Dan K. Brown

Daphne Langis

Darlene Karst

Dave Harder

David Christopher

David Fairholm

David Jones

David, Elise, Oliver Ou Time

Dean H. Jagger

Dean Hodgson

Debbie Beaulne

Debbie Cowan

Denise Goodkey

Denise Kenney

Dennis Bryant

Dennis Morrison

Derek Barry

Dewey Liew

Diane Girard

Diane Merriam

Dianne Borthwick

Dianne Damer

Dion D. Doepker

Dixie Dumonceaux

Donald Wills

Donelda Parker

Donna Jones & Frances Henry

Doreen & Earl Phelps

Doug Hockley

Doug Murdoch

Maggie Murray

Maiwenn Castellan

Marc Beaudry

Mardi Dolfo-Smith

Marg Lochhead

Margaret Case

Margaret Cazzador

Margaret Marriott

Margaret Pearson

Marguerita Thorslund

Marianne Kaplan

Marie Barratt

Marie Walmsley

Marilyn Parliament

Marilyn Sparkes

Marius Friedlander

Mark Shepherd

Marlene Triggs

Marten.m.a. Devries

Martin Dick

Mary Gavan

Mary Lou Stansfeld- Jones

Mary Lynne Jewell

Mary O’Donovan

Mary O’ Donovan

Maureen Mounzer

Maureen Wake

Maureen Wakefield

Max & Sharon

May Tong & Stephan Au

Megan Harvey

Mehdi Naimi

Melanie & Colin Horel

Michael Baynham

Michael Nowak

Michael Scott

Michael W. Pidgeon

Michele Stasiuk

Mieke Bray

Mike Jones

Mike Renz

Mike Repp

Mike Schwarz

Monika Melvin

Moores Family

Mrs. P. Maclennan, Mr. Keith Brown

& Mr. Michael Brown

APPENDIX B

Exhibit No.

Description

Douglas & Barbara Mansell

Douglas & Ruth Jones

Douglas G. Bowering

Douglas Johnstone

Dr. A. K. & Ms. M. Mackworth

Dr. Gillian Thompson

Dr. Rigler

Ed & Arlene

Ed & Maureen Field

Ed Pitt

Edward Bolecz

Edward G. Davis

Edward H. Downing

Edward

Eileen M. Proctor

Elaine Leonard

Elizabeth Johnson

Elizabeth Pedersen

Elizabeth Peeters

Ellen Lewis

Elva Stoelers

Emilie Cameron

Eric Arnold

Evelyn Zaklan

Eward & Doreen M. Wilschek

Fern & Grant Roberts

Fern Munroe

Fran Marcotte

Frances Mettes

Francine Page

Frank Buonanno

Frank Dorsey

Frank Hughes

Frank Taylor

Frank Waddell

Fred Masaro

G. Bekei

G. Kinswater

G.G. Coulter

G.R. Grante

Garfield Lindsay Miller

Garry Broeckling

Gary Adams

Gary Dunn

Gary Winkelman

Gayle Black

George & Deanne Turner

Murray Speer

Naman Wiesel

Nance Charron

Nancy McKay

Nancy Skjonhals & Peter Trembley

Nicholas & Judy Edberg

Nick

Pam Stevenson

Pam Taylor

Para R.

Pat Chester

Pat Kehler

Pat Maxwell

Patricia Lindsay

Patrick Dubois

Paul Birch

Paul Sutter

Pauline Gendron

Pauline Mott

Pauline Veto

Perry Crann

Peter Campbell

Phil Cove

Phil Glerum

Priscilla F. Buck & Wayne J. Buck

R. Maas

Randall McQueen

Ray Mulrooney

Rebecca Clarke

Regina & Garry Stevens

Reta Lemaster

Rev. Georgia Kutt

Ric B. Edberg

Richard & Jennifer Hoen

Richard & Michele Vandekamp

Richard Davis

Richard France

Richard Maki

Richard Williams

Rick & Lorrie Rhodes

Rick Fence

Rick Folka

Rick J Gusland

Rick Wallach

Rino & Emma Manarin

Rob Shelley

Robert Bagamery

APPENDIX B

Exhibit No.

Description

George & Sylvia West

Gerard Picher

Gerri Ormiston

Gerry Walsh

Gillian Gibbs

Glenn Parkes

Gloria Magnussen

Gloria Mitchell

Goetz & Gudrun Wochinger

Gordon Leaman

Graham & Shirley Mitchell

Grant Fraser

Greg Coram

Greg Evans

Gretchen Robinson

Gretta Shannon

Gwendal Castellan

H A Gillespie & E E Jenner

Halina Mitton

Happy Metcalfe

Harry Kurita

Hazel Farrell

Heleen Sandvik

Helen Haines

Hendrika Devries

Henrietta Renaud

Herman Bakker

Hugh Aitken

Hugh Murray

Hugh Patterson

Ian Wardle

Inger Visser

Ingrid & Albert Broch

Ivan Hunter

J. A. Rush

Jackie Morton

Jacqua Pratt

Jacque Morrow

James Case

James Spencer

James

Jan Slakov

Jana, Frank and Caylie DeLuca

Jane Mossop

Jason K Hilliard

Jean Autiero

Jean Louis

Robert Doll

Roberta Blakeman

Robin Malahoff Family

Robin Malahoff

Rod McRae

Ron Sweett

Roni Wocknitz

Rosalie Macdonald

Rose Brown

Ross Green

Russell Chartier

Russell Morrow

Ruth MacDonald

Sadie E. Patterson

Salim Lakhani

Sam Fielder

Sandra Silvester

Sandra Simmons & Lynda V. Belter

Sandra Somers

Sandy Brinson

Sandy Wiens

Scott & Angie Thitchener

Sean Cuthbert

Sharon Brink

Sharon Krause

Sheryl Moore

Sheryl Stewart

Shirley A. Cox

Shirley Bell

Shirley Binder

Shona Collison

Simon Gabriel

Soili Reid

Spadabc

Spencer Bailey

Stacey Gleddie

Stan Young

Steven Bradley Lonneberg

Sybil Wyles

Sylvia Mantyka

Sylvia Verdinho

Tania Lo

Terry Cooke

Thanh Tazumi

Tim Adams

Tod McNab

Todd & Tami Leskie

APPENDIX B

Exhibit No.

Description

Jenifer Dion

Jessie Coleman

Jim Wallace

Joan Bell

Joan Courte

Joan Hansell

Joan Rea

John Gilliatt

Johh & Annemarie Haberland

John & Lorraine Bergen

John & Pat Brechin

John Defalque

John Harper

John Hyndman & Family

John Salvador

Joseph Benkhe

Joseph Cassidy

Josette Wier

Joyce Bradshaw

Jsewing

Tom Bethune

Tom Nichols

Tony & Lorraine Ferguson

Tony Cottrell

Trevor Crean

Trevor Gray

Trudy

Vicki Hunter

Vicki-Lynn Dutton

Vicky Alcantara

Warren Cocking

Wayne Schmuck

Wayne Shave

Wendy Banting

Wendy London

Will Ready

William Glen

William Joiner

William King

William Wilson

Wilna Capostinsky

E-85	Letters of Comment dated October 8, 2005 from the following:

Abigail Brown

Aimee Werbowski

Al Bradshaw

Aleks Vilis

Alexis Nery

Allan Smith

Andrea Brennan

Andrea Rosic

Andy Pham

Anita Swing

Anna Ceolin

Anna Warren

Anne Grube

Anne Loxley Baker

Anthony McMorran

Aribert

Arnold & Jewel Maunula

Arthur Thompson

Barb & Ross Hutchison

Barb Stolz

Barbara Pell

Bev Greenwell

Beverly Parrish

Jo Anne Christopher

Jo Vella

Joan Astrope

Joan Toone

John & Claire Dressler

John & Louise Brajcich

John & Shirley Lee

John Da Costa

John Hunter

John M. Moore

John Quong

Jon Beekman

Joni Stevens

Josephine Hrynkiw

Jovana Jankovic

Joyce McBeth

Judith Westman

Julie & Ron Flatman

Juni Williams

Karen & Terry Wong

Karen Lepine

Karen Szakal

Karl & Gisela Hirsch

APPENDIX B

Exhibit No.

Description

Bill & Anna van Geel

Bill Kennedy

Bonnie Fallowfield

Bram Goldwater

Brenada L Bowman

Brenda Seaman

Brendan Sydney Hughes

Brent Cameron

Brian McKay

Bruce Godin

Calvin Myatt

Cara Mackenzie

Caroline Dennis

Celeste Audette

Charles de Montigny

Charmaine Chretien

Cheryl Hanna

Cheryl Paris

Chris Froom

Christian Maas

Christina Carne

Christine A MacVeigh

Christine Price

Colleen Spitzig

Courtney Smith

D Baillie

D.R. & N.R. Scott

Daniela Alborn

Dan Reid

Darlene Chernyk

Daryl & Cathy Grunlund

David Breen

David Dudeck

David L. Keogh

David M. Chernyk

Dawn Hemingway

Deanna Boomhower

Debby Hoffart

Deborah Martin

Debra Cornish

Deepa Filatow

Dennis Burnham

Derek Morrison

Desmond & Shirley Payne

Diana Caldwell

Diane P. & Raymond G. Fish

Dieter Mueller

Kathryn Shaw

Kay M. Vinall

Kaye & Garnet Mowatt

Keith Brinson

Keith Lillyman

Kelly Rowland

Ken Douglas

Ken Simpson

Kevin & Kim McKenzie

Kris Adler

Krista Hurton

Kristen

Kristie Smolne

Lael Sleep

Lance Ryan

Larry La Rouqe

Larry Pasch

Laszlo J. Veto

Laurie Anderson

Leah Main

LeeLane Asher

Len & April Haggstrom

Len Burri

Leo Aitken-Mundhenk

Leona Forcier

Lew Innes

Lisa Davis

Liz Pro

Lorraine Mackay

Lynne Bruce

M. Bailey

Margaret Maxson

Marge Klassen

Margot Hessing-Lewis

Marianne Smith

Mark Berard

Mark Hunter

Marne St. Claire

Mary Gail Ahern

Maxine Harrop

Melody L. Walker

Michael Mundhenk

Michael Poole

Michael R. Laycock

Ms. Laney Stolle

Mungo Shuley

Neil Huestis

APPENDIX B

Exhibit No.

Description

Don Newell & Lisa May

Donald Nguyen

Donna Lochhead

Donovan Cavers

Dorothy Morse

Douglas Alder

Douglas L. Tedrick

Douglas M Ross

Dr. Robert Offer

Dr. Al Schulze

Dr. F. Andrew Davis

Dr. Gerald Thomson

Dr. Randal Tonks

Dr. Robert McDonald

Dr. Roger & Marian Gustafson

Dulce B. Fry

Edward & Diane Johannson

Elaine Smith

Ellen Hepting

Emile Esteves

Emile Scheffel

Emily Wisden

Emma Bourassa

Emma Kendall

Eric & Jill Hummerstone

Eric & Kathleen Love

Eric Blais

Ervin Schaad

Ev Fairbrother

Eva Nellis

Florence Thomson

Fran Omelaniec

Fred Bradley

Frederick Heartline

Freemanabroad

Gill Picard

Gloria Cleve

Gloria Scott

Grace & Shel Gould

Greta Rae

H Ray Croker

Hal Prittie

Heather Scott

Heather Ward

Helen Mears

Helena & David Oswald

Howard & Sheila Pearson

Nick Cradock-Henry

Norma Primiani

Norman D. Heaslip

Orma Baker

Pat & Norm Greenwell

Pat & Norm Greenwell

Pat & Sue Dyer

Pat Cooper

Patricia Breen

Patrician Grace

Patrick Breen

Paul Cordy

Paul Kusch

Paul Ng

Paul Shuley

Peter & Nancy van der Leelie

Peter Jolly Sechelt

Pierre Blancard

R.A. Spencer

RA Haack Supports TGI Sale

Ralferd & Harriet Freytag

Reinhold & Ursula Zuehlke

Rene & Valerie Riske

Renee Anderson

Richard Hyatt

Richard Pearson

Richard Sharplin

Rick & Linda Nicholls

Robert Eacrett

Robert Waldie

Roberta Jean Colwell

Ron Haack

Ron Hatch

Ronald J Hutchinson

Ross

Sandra MacDonald

Sandy

Sharon Woodworth

Shauna Gray

Shelley Rintoul & Family

Sherrie Tyson

Sherry Ferguson

Sinikka Holbrook

Soile Silander

Stephen Keary

Steve Cooper

Susan Sutfin

APPENDIX B

Exhibit No.

Description

Ingrid Rose

Irene Rigler

Ironisokratic

Ivy Jeffers

James Gordon

Jan Blades

Jan Valair

Janet & James Gratton

Jason Haight

Jason McMillan

Jason Nummikoski

Jason Wingham

Jeff

Jennifer Prowse

Jennifer Tremain

Jerry & Julie Swaney

Jill M. Tompkins

Susanne Bonny

Terry Batchelor

Theresa Disney

TJ Houston

Trent Semeniuk

Valerie A. Powers

Vera Kervin

Vicki Yen

Victor Mitchell

Walter Peachey

Walter Deutschlander

Warren

Wayne G. Taylor

Wen Jun Yi

Wendy Wall

William L. Roberts

Yanni Giftakis

Yvonne Tham, Ednan Abdelgina,

Darlye Wilson & Dennis Markin

E-86	Letters of Comment dated October 9, 2005 from the following:

Alan Franey

Alisa Morton

Allan Rempel

Alzbeta

Amber Morton

Andrea Albanese

Anita Couvrette

Anshu Arora

Arlene Brownhill

Arthur M Roberts

B. Donald

Barbara Lung

Betty & Thomas Nonay

Betty Moore

Bev Daniels

Bill & Barb Ringrose

Bill Rodden

Bill Uhrich & Jill Anholt

Brian Jones

Brian Wright

Bud Carroll

Cailin Boyle

Carol & Don Munro

Carol Hilliard

Carole Fawcett

Karrmen Crey

Keith & Corry Johnstone

Ken Hill

Kevin Thompson

Kim & Karen Larsson

Klothilde Grose

Krista Precosky

L.M. Westbrook

Lani Wong Sommerville

Larry Blackhall

Larry Houston

Laura Chessor

Laura Lea Lollipots Cook

Leigha M. Briscoe

Leo Lavigne

Lillian Dunbar

Linda Cuch

Lyle Davis

Lynn Bursaw

Marg Ablitt

Marilyn Belak

Marion Lea Jamieson

Marlee Clingan

Marlene Dams

Mary Tremain

APPENDIX B

Exhibit No.

Description

Carole Lesage

Catherine McNeely

Cathy Bruchet

Colleen Allison

Connie Towson

Cora May Lewisch

Craig Davis

Cythia Wright

Cyril Meusy

David Burns

David Ray

Denis A. Feldman

Dennis Gendron

Diana Davidson

Djoke Byleveld

Don Coan

Don Sweet

Donna Barnes

Donna Lee

Dorothy Yamich

Doug & Joyce Cox

Doug Taylor & Joyce Taylor

Dr. Neil Tessler

Dr. Ronald B. Hatch

Duane Janzen

E. B. Little

E.M. Sanderson

Edgardo Sanchez

Edward Robertson

Eileen Leier

Eleanor Beaton

Ellen Gilroy

Erin Hall

Evelyn Watchmanm

Finn Hestdalen

Frances Lumsden

Freeman A. Dryden

Gale Thomas Keating

Geni Nolin

Geoff Buck

George Alatrash

Gerald Arksey

Gladys Hambrook

Gordon Jackson

Graham Cunningham

Greg Ferguson

Helen Derewenko

Matthew Hanon

Maureen McAllister

Meesa Chungfat

Michael Bernier

Michael Fischer

Michael Hawley

Michelle Mills

Mrs. Mary Jones

Nicky Byres

Nihal Maligaspe

Nola Barry

Norm Martin

Norman Lumsden

P.A. Brown

Pat Dayman

Pat Powell

Patricia Brown

Patricia Grace

Paul Binkley

Paul Hughes

Paul Richard & Dinah Tiessen

Peter & Irene Gout

Ray Campbell

Raymond E. Brassel

Renee Bellefleur

Richard Cuch

Richard Gaston

Richard Murphy

Rob Green

Rob Oostlander

Rob Smith

Robin Redman

Roger & Lois Mackinder

Ron Haack

Ronsdale Press

Ross & Sheila Patricia Parcher

Roy & Val Chabot

Sam Storness-Kress

Sarah Holder

Scott Gillis

Sean Rodgers

Sheila Wallace

Shelley McNaughton

Shirley J. Rowland

Shirley McNamara

Stephen Harrison

Steve LeClair

APPENDIX B

Exhibit No.

Description

I. Rewers

Jan & Robert Carroll

Jane Bachman

Janet & Chuck Monkley

Jason Blackstock

Jay Manyk’s Petition

Jerrilyn Schembri

Jessica Van der Veen

Jill Nygard

Jim & Della Bulpit

Joanna Wilkinson

Joanne Wesley

John Carrita

John Grose

Julie-Anne Le Gras

Justine Billon

Kari Heese

Suzanne Munroe

Suzy Stever

T Bryant

Ted Bowles

Thomas Kryzanowski

Tim Nickason

Todd Wells

Tom & Les David

Tom & Evelyn Stanley

Tom Baldwin

Tom Dagg

Tony Warren & Margaret Bellmaine

Verna Cavers

Victor & Alice Souliere

W. Alex Burton

W.E. Gross

Wesley Holme

Zvonko Polak & Family

E-87	Letters of Comment dated October 10, 2005 from the following:

A R Warner

Ada Glustein

Adrian Armstrong

Agnes Boswell

Alan Brandoli

Alex Dedovic

Alexandra Steib

Alfred Tam

Ameen Kanji

Amir Fallah

Andrea-Lee Smith

Andrew Barber-Starkey

Andrew J. Bobyn

Andy Rohner

Angharad Moorcroft

Angie Wiseman

Ann Radford

Anne & Bob Smerdjian

Anne & Keith MacKinnon

Anne Gagliani

Anne Lang

Anne-Marie Meunier

Annonymous-Langley

Arlette Hatcher

Arnold Ranneris

Arthur Hinksman

Kathryn & Destry Jones & Dennis

Beaulieu

Kathryn Swift

Katie Frigault

Katie Frigault

Kaye & Ron Neale

Keith & Ethel Kirkpatrick

Keith Elvers

Keith Gumley

Kelly Beriault

Kelly Werbowski

Ken Foster

Ken Merkley

Ken Northcote

Ken & Colleen Smith

Kent Ellaschuk

Kenton Young

Keri Sherman

Kerri Groves

Kevin Brett

Kevin Smyth

Kim Baker

Kim Hudson

Kimberly Needham

Klaus & Mary Paetsch

Kristina Porter

APPENDIX B

Exhibit No.

Description

Audrey Glynn

Audrey Mabley

B. G. Gormican

B. Staffan Lindgren

Barb Metheral

Barbara Budd

Bertha Lindvik

Betty Lee Cummings

Bev & Christian Weber

Bev Kanji

Bill & Irma Hamilton

Bill Gingell, Pat Gingell, Keitha

Gray, Cyndy Armstrong & Irene

Fiel

Bill Jamieson

Bill Wiseman

Blair & Christy Wood

Bobbi Hoadley

Bonnie Tanner

Brad Willman

Brenda Floyd

Brenda Hoyer

Brendan

Brent O’Connor

Brett Heneke

Brian McConnell

Brian Smith

Brigitte Sutherland

Bruce Godin

Bruce Tanner

Bryce Hamre

C.L. Sleeman

Carol Armstrong

Carol L. Falconer

Carol Shea

Carol Spencer

Carol Wharrie

Carolyn Stevens

Carrie A. Murdoch

Catherine Lloyd

Cec Hardy

Celia Laval

Charmaine Murray

Cheri Lowden

Cheri Westlake

Chistina Smith

Chris Francis

L. Benzley

L. Cole

L.N. Riddell

Lana Cadham

Larisa Schirba

Larry Nielsen

Laura Basaraba

Laura Wong

Lauren Phillips

Laurie M. Friskie

Lawrence Williams

Leanne Bourassa

Leanne Enns

Lee Davis

Lee de Rosenroll

Lee Murray

Les Lindhout

Lesley Woodward

Leslie Ikeda

Leslie J Hart

Linda Bauchman

Linda Gallo

Lisa Lightheart

Lisa Puharich

Lloyd Taggart

Lorna Merson

Lorna Wright

Lorne Goldman

Lorraine Impey

Lorraine Landry

Lorraine van Haren

Lucy Wyse

Lyall & Sheila Reimann

Lyle Fenton

Lynn Popoff

M Jackson

M.McAllister

Madeleine Vandenbeld

Marcel J. Chouinard

Margaret E. McMurchy

Margaret Landstrom

Margaret Mani

Margo Christie

Marie-Claude Tremblay

Mariette & Fred DeJong

Marilyn Bueckert & Richard Ward

Marilyn Kelm

APPENDIX B

Exhibit No.

Description

Chris Gooliaff

Chris White

Christina

Christine J.

Clive England

Clive Michael (CM) Justice

Connie Lebeau

Corinne Taylor

Curtis, Michelle & Michael

O’Donnell

Cynthia Giesbrecht

D M Judge

D. Wessler

Dan A. Wadge

Dan Pears

Daniela Ciuffa

Darek Duch

Darlene Kalesnikoff & Family

Daryl Paul

Dave & Ingrid Attenborrow

Dave & Andrea Clyne

Dave Southern

David Ames

David & Paulette Hagel

David Hutniak

David Jackson

David N.G. Savage

Deb Lesuk

Debi Wilson

Deoborah Solberg

Deborah Tan

Deni James

Dennis & Aldie Hockley

Denny Williams

Derwyn & Flo Dew

Diana Pringle

Diane Rae

Diane Somers

Dianne Tomada

Don & Linda Holt

Don & Linda Miller

Don B. Carmen

Don Gorby

Don Henderson

Don Lott

Don Olsen

Donna & Doug Alexander

Mark Biagi

Marten Lettinga

Mary & Ed Palleson

Mary Goulding

Mary Lofgren

Mary Savage

Mary

Maureen A. Adams

May Tong & Stephen Au

Meherun Kassam

Melissa White

Michael & Anne Jones

Michael Jovanovski

Michael Kent

Michael Kerr

Michele Stobie

Michelle T. Fell

Mike & Bev Lynnes

Mike Lebrun

Mike Miller

Mike Scott

Mohamed Hussein

Mona Curzon

Mr. & Mrs. R. H. Beerling

Mr. J. Staniewicz

Mr. Martin van Haren

Muriel Cue

Nicholas Pilfold

Nola Doiron

Noni Stremming

Noreen Talbot

Norm Ryder

Norm Yanke

Norman J. Loiselle

Norman Wygand

O.H. Bekker

Pam Gabriel

Pamela Welgan

Pat & Roger Crowther

Pat Gingell

Pat Malahoff

Pat Mccalib

Pat Teti

Patricia & Robert Freedman

Patricia Chadsey

Patricia Moss

Patricia Tieleman

APPENDIX B

Exhibit No.

Description

Donna & Tony de Castro

Doreen Bowman

Dorothea Hoffman

Dorothy Moore

Doug Hening

Dr. Laura Doyle

Dr. Ron Gibson

Edward Ho

Edward Leach

Elaine McAndrew

Eleanor Wright

Emillie Parrish

Eric Wikjord

Erna Pruckl

Ernie Kaesmodel

Ethilda Cross

Eva Oldham

Eveline

Evonne E. Strohwald

Ewan French

Faye Saxon

Frances Bull

G. N. (Jerry) Lloyd

Gail Haddad

George Holm

Georges Gagnon

Georgina Jones

Gerry Penner

Gerry Wong

Geselle Y. Worobetz

Gillian Cobban

Gladys Elson

Glen Dunn

Gord Bell

Gordn Bull

Gordon & Barbara Blakey

Gordon Brown

Gordon Chow

Gordon Cooper

Gordon Nash

Gordon W Klick

Grant

Greg & Donna-Marie Milne

Greg Innes

GWH Jenrossek

Harish Mahendru

Heather Erxleben

Patrick Miller

Paul Borchert

Paul Ingram

Paul Reimer

Paul Richardson

Peggy Robinson

Peter Dennis

Peter Hackett

Peter Stockdale

R Forrest Smith

R Kahlon

R. L. Sterling

Raddis James

Rae Armour

Raj Persram

Rebekah Bell

Renee Gillis

Rhiannon

Ria Hodgson

Ria Nagelhout

Richard Chew

Richard de Pfyffer

Richard L. Shorten

Rick & Karen Staub

Rick Georgetti

Rob Dainow

Rob Nicholson

Robert & Audrey Wild

Robert Hatch

Robert Moorhouse & Karin McClain

Robert S. Scott

Robert Shemko

Robert Weiner

Robin Lyndon, Alayne Lyndon,

Audrey Marty, Scott Marty, Ken

Marty & Elizabeth Brundin

Robyn & Les Wettstein

Rod & Anne Schleppe

Roger & Lillian Gardener

Roger Knott

Ron Gildart

Ronald & Cynthia Shields

Roy Cabot

Roy Roope

Ruby Mannila

Rudolf Maros

S. Heese

APPENDIX B

Exhibit No.

Description

Heather Halpape

Heather Inglis

Heather McCallum

Helge & Theresa Jensen

Henrick Senghaas

Hoffert

I. Robinson

Ian Macpherson

Inez Smith

Ingrid Steenhuisen

Iris Cooper

Irmgard I. Dommel

Ivan & Bev Charette

J. Callaghan

J. Graham Mann

J. Brett

Jack Crerar

Jack Heppell

Jack Miller

Jack Tearne

Jackie Hendrix

Jacqueline Iverson

Jacqueline McGarry

Jagdeep

Jake Williamson

James Davis

James Ludvigson

Jan en Elly Wilke

Jane & Michael Bland

Jane Birkbeck

Jane Camfield

Jane Stack

Janelle Simpkins

Janet Morgan

Jeff & Carolyn Bateman

Jeff Saby

Jenn Chow

Jennifer Michel

Jeremy Hessing- Lewis

Jesse Miller

Jim & Della Bulpit

Jim & Patricia Ryder

Jim Neudorf

Jim Osborne

Jim Pearmain

Jim Ratzlaff

Jim Russell

S. Lim

S. Nahm

Sally Halliday

Sam & Mary Kozak

Sandra Bouchard

Sandra Hajdu

Sandra Harvey

Sandra Head

Sandra Kalmakoff & Lezlie Wagman

Sandra Murray

Sandra Nichols

Sandy McGechaen

Sarah

Scott Ducharme

Selma D. Sheldon

Shari Laliberte

Sharon Thomson

Shary & Ben Stephen

Shauna Martin

Shawn Lowrey

Shawna Soles

Shelley Porter

Sheri Macleod

Sheri Thornton

Sheri Watson

Sherrie Procopio

Sherry Butler

Sheryl Stanton

Shira Moir-Smith

Stan Barker

Stefa Makauskas

Stella Dodge

Stephen Kronstein

Steve Olliffe

Stuart Duncan

Sue

Susan Ackerman

Susan Deering

Susan Komoroci

Susan Summers

Sylvia Johnson

Taj

Tara Kennedy

Ted & Leigh Moore

Teresa Hagan

Teresa Yep

Terri Havill RN

APPENDIX B

Exhibit No.

Description

Joan Carr

Joan E. Andre

Joan Fedoruk

Joan Kenrick

Joanne Cram

JoAnne Leslie

Joanne Marks

Joe Badali

John & Katherine Konrad

John Butler

John K. Gilbert

John Moir

John Parkes

John Spicer

John Stegman

John Whittaker

Jolayne Chaster

Jose Lau

Jose Luis Chavez

Joyce Bobowski

Jrplanninsic

Judith Comfort

Judy Kubrak

Judy Montgomery

Judy Peterson

Julia P Lavell

Julian Mais

Julie

June & Brad McAleese

June & Dick Noble

June Wells

Jurgen Flemming

K. & H. Fynn

K. Campbell

K.W. (Ken) Martens

Kara L. Schick Makaroff

Karl van Roon

Karyn Gouldhawke

Kate Chandler

Kathleen Morrissey

Kathleen Ross

Terry & Wendy Killoran

Terry Joyce

Terry Lockett

Terry W. Hughes

Terryl Faulkner

The Myrah Family

The Tremblay Family

Thomas J. Moore

Thomas Woodman

Tibor Kalamar

Tim Botsford

Tim Suddaby

Tina Vos

Tolling Jennings

Tom Astley

Tom Gray

Tony May

Trish Crawford

Val Burke

Valdine Michaud

Valerie MacAulay

Veronica MacInnes

Vic & Joan Chaisson

Victor Vollrath

Vijay Morancie & Michael Robertson

Vincent Trasov

Virginia Casey

Vivian Davidson

Wade Hordal

Wally Peake

Warren Kohlhaas

Wayne & Donna Morris

Wayne & Gale Yip

Wayne Dallamore

Wes & Gail

William R. Eaton

Yvonne Ranks

APPENDIX B

Exhibit No.

Description

E-88	Letters of Comment dated October 11, 2005 from the following:

A. W. Burt

A. Milani

A. Viitanen-Szefer

Agnes Forster

Al Campsall

Al Ens

Albert & Patricia & Cailen Caputo

Alex Au-Yeung

Allen Stanton

Amy White

Andrea Gillis

Andrea Langlois

Andrew Merilees

Angelo Fengler

Anne Wiebe

Anneliese Schultz

Ashley Hamilton-MacQuarrie

Blessman

D. Hodgkinson

Barb Yates

Belinda Larsen

Ben Humphreys

Bennett Mitten

Bernett Cody

Betty Jo Critchfield

Bev Elchuk

Beverley Bonnington

Beverley McKeen

Bianca Gunther

Bianca Nieken

Bill Spence

Bill Upward

Bill W.

Bob Andrews

Bob Brown

Bob & Lylia

Bonnie Brunke

Bonnie Kopp

Brendan Whelly

Brian Henry

Brian Robinson

Brigit K. O’Leary

Brigitte M. Thumbler

John de Boer

John Eerkes-Medrano

John Wong

Joy Thorkelson

Joyce

Judith Clark

Judy Capes

Judy Charles

Jules E Smith

Julie Berks

June Wells

K.M. Kiechle

Karen Addison

Karen Graham

Karen Regan

Kari & Jodie Chyzyk

Katharina A. Byrne

Kathy Stevens

Kathy Woolverton

Keith Geier

Keith Miller

Keith Potter

Kelli Lawrence

Kelly Beriault

Ken Heighington

Kenneth E Hopkins

Kenneth Malin

Kerry Lambert

Kerry Lathwell

Kevin Joyce

Kimberly Morhalo

Korla Cooke

Kris Klaasen

Kristen Jang

Kyler Storm

Larry & Maureen Meyer

Larry Blackhall

Larry Hunter

Laura Rutherford

Laure & Marcel Lafond

Laurel

Lawrence Kumar

Leah Dallamore

APPENDIX B

Exhibit No.

Description

Brooks Towson

Bryan & Janet King

C. Falconer

C. J. Barton

Calvin Peterson

Cameron Shute

Candace Hudson

Candice Shaw

Carole Davis

Carole Wood

Caswell, Douglas George

Cate Atkinson

Catherine Miller

Cathi Kitzenberger

Cathie Douglas

Cathy O’Connor

Celesttina Hart

Charles Burslem

Charles Hays

Chelsea Corsi

Chris Corless

Chris Gooliaff

Cindy Neilson

Colin Bryant

Colleen Hermanson

Colleen Spitzig

Connie Karst

Corry LeGear

Councillor Linda Campbell

Courtney Komonasky

Cynthia Foreman

Conrod

Dan & Mae

Dan Cruikshank

Dan Fillion

Dan Hingley

Darcy Boyd

Dave Wharf

David Goldman

David Grant

David Massey, Patricia Massy

Davis Bawtinheimer

Dawn Waswick

Deb Thiessen

Debbie Johnston

Deborah Barnett & Mr. Alastair

Barnett

Leah Mellott

Lee-Ann Hooper

Leigh-Rishman

Leila s. Lustig

Lennie Olafson

Lillian Zaremba

Linda & Michael Wiles

Linda & Ron Comeau

Linda Bartlett

Linda Chobotuck

Lindy Lynes

Lisa Flintoft

Lisa Muri

Liz Crawford

Lois & Ed Jarvis

Lori-Ann Barraclough

Lorne McRae

Lorraine Webber

Lydia Kwa

Lynne Boardman

Madison Stephens

Maelene Fodor

Marcel P. Fillion

Margaret E. Szerepi

Margaret McGowan

Marguerite Ancell

Marilyn S. Weland

Mark Gloumeau

Mark Schwark

Mark Zuehlke

Mark bayrock

Marlene Glover

Marlene Hough

Matthew Laberee

Matthew Pilfold

Matthew Sasaki

Melvin & Barbara Peters

Michael Callaghan & Renate Weber

Michael Woloszyn

Mike Bourassa

Mike Cannon

Mike Mckoryk

Moira Perlmutter

Mona Zilkie

Monica, Mary & Lyle Craver

Morgan Geisler

Mr. Iain Marrs

APPENDIX B

Exhibit No.

Description

Deborah Brown

Deborah Loren

Dena Reimer

Denise & Peter Kinvig

Denise Churchill

Diana Kilgour

Diane Jolly

Diane McLaren

Dianne Fasshauer

Dick & Pat Campanella

Dina Hanson

Dominic Prince

Don & Jean Wickett

Don Blakey

Don Robyn

Don Davidson

Don Graham

Don Haaheim

Don Mutala

Don Skelley

Don Steinhauer

Donna Robb

Doreen McConachie

Doris Nymann

Dr. Anne D. Forester

Dr. Anne Gagnon

E Slemp

Edna Welburn

Edward Cannell

Elaine Cue

Elizabeth Cheu

Elizabeth Hall

Elizabeth Roberts

Elizabeth Schatz

Ellen Gonella

Ellen Vaillancourt

Elsie

Ernie & Louise Lorentz

Ervin Redekop

Ev Reade

Eva-L. Kangas

Evelyn G. Johnstone

Florence Roy

Frances Backhouse

Frank McGreal

G. Digna Olyslager

Garnet Martens

Mr. Sandes Ashe

Mrs. Jacquie Melito

Mrs. M. Russell

N. Mostowy

Nancy Van Veen

Neil Hengel

Neil Robertson

Nettie Adams

Nicki Hokazono

Nicole Bermbach

Nicole Linnell

Noella Stewart

Ogi Elliott

Olga Coello-Robinson

Pamela Berg

Pamela Bittinger

Patrick M. Balfry

Patsi Longmire

Paul Bolan

Pauline Johnson

P Doyle

Pearl Busch

Penny Powers

Peter Holmes

Peter Jones

Petra Robinson

Phil Watson

Polly Rudderham

R. Rockerbie

Rachel Frazier

Rachelle Robertson

Rayone Christante

Rio Bates

Robbie Chesick

Robbie Newton

Robert Riedlinger

Robert Spibey

Robert Tarplett

Rod & Jan Lewis

Roger Uhrynowich

Ron & Gloria Kinley

Ron Mulholland

Ron Swift

Rory Mahood

Rose Fortier

Ross Arbo

Roxanna M. Wong

APPENDIX B

Exhibit No.

Description

Gary Stasiuk

Geoff Pappas

George Clement

Georgia Bell & Steve Williams &

Harold Kerpan

Geraldine Doyle

Geri James

Gordon & Sue Bailey

Gregg Rogers

Guy Vallieres

Hal McDonald

Hana & Marcus Wosk

Hans Karow

Harold J. Williams

Heather

Heidi Greco

Hello

Helma Rainey

Helmut Wartenberg

Ishbel Galloway

Ian & Cindy Morrison

Ina Thornton

Irene Bjerky

Irene Suyin Lee & Douglas E.

Rickson

J Reale

J. A. (Al) Cosar

J. M. DeWolf

Jack & Ellie

Jadine Kennelly

Jai Sequoia

James Bjork

James Currie-Johnson

James Dalsvaag

James Garton

James Hughes

James Pell

James Riordan

 Jamie Weinstein

Jan Coyle

Jana Konkin

Jane Larsen

Jane Petch, Lyle Petch

Jane Super

Jarod McCullough

Jatinder Ram

Jean & Rudie Slieker

Roy Mills

Ruth Anne Berg

Samy Shenouda

Sandra Fernandes

Sandra Larson

Sandy Vollo

Sara Frederking

Scot Merriam

Sean Penney

Shannon Hendrickson

Sharon Viola Mooney

Sheena Campbell

Sheila Gaunt

Sheila McFadzean

Shelley Wood

Sherazad Jamal

Sherri Shon

Sherry Hudson

Sheryl & Kirk Salloum

Shoshana Gutman

Simon Hunt

Simon Seah

Steve Johnson

Steve Mercier

Stu Thomas

Sue Soo

Susan Barois

Susan Upton

Susan Wallace

T Veloccia

T. Boarding

T. Mario

Tammy Sawatzky

Tannis Hugill

Tanya Davidson

Tasha Nijjar

Terri Munro

Theresa C. Lidster

Timothy Baril

Timothy Welsh & Liza Bautista

Todd Johnston

Tomina de Jong

Tony & Gay Mortimer

Tony Depasquale

Tracey Stokes

Tracy Bayley

Trevor C. Warren

APPENDIX B

Exhibit No.

Description

Jean Humphreys

Jeanette & Kenneth Magee

Jen Dowdeswell

Jennifer Allore

Jennifer Bazett

Jennifer James

Jennifer Scott

Jesse Hohert

Jesse Winfrey

Jill Sheppard

Jim Beguin

Joan E. Crosbie

Joan Eccles

Joan Janzen

Joan Sutherland

Joey Miller

John & John Combes

John & Paulette Stubbs

John Allen

John & Marilyn McVicar

Trudy Aldridge V. Grant Valerie Elliott Vicki Suddaby Virginia Derksen Warren Bell Wayne Carter Wayne Marston Wayne & Sharon Rodgers Wendy Bice William Muir William Owen Wilson Syyong Yvonne Rydberg
E-89	Letters of Comment received October 11, 2005 via Canada Post/Facsimile:

A. Chin

A. Stuart

A.S. Muir

Addie & Clifford Murphy

Adrian & Jean Wightman

Agnes Limbo

Aimee Palomares

AJ Cairns

Al & Marion Dallamore

Alida Penner

Allen & Janey Morgan

Andrew Murray

Andrew Walker

Angela Barron

Angus McDougall

Ann Castro

Anna Koochin

Anonymous 2

Anonymous 3

Anonymous 4

Anonymous – Belcarra

Anonymous – North Vancouver

Anonymous

Anonymous – Millrook Lane

Joan StoneHouse

John – Surrey BC

John Ames & Katharinia Byrne

John & Oie Richards

John Forbes

John Hough

Jonaine Ernst

Josie Dal Ponte

Joyce & Ken Cook

Joyce M. Stubb

JP West

June Binkert

K. Eleanor O’Neill

K. Tordoff & M. Tordoff

K.N. Moorhouse

Karen Thorstenson

Karen-Gloria-Alf-Judy Magnessen

Karin Houton

Katherine Clark

Kathleen Grootendorst

Kathleen Wilding

Kathy Grinwis

Katrina Maxwell

Keith & Joan McLean

APPENDIX B

Exhibit No.

Description

Burnaby

Arelene Konrad

Arlene Rogers & Beverley

Woodburn

Art Ruymer

Arthur Carballo

Arum Dhalakin

B. Christie

B. Pedersen

Barbara Dashwood

Barbara Tanguay

Barbara Volgmann

Beth Allen

Betty Gurney

Betty J. Hanson

Beverly J. Campbell

Beverly Robinson

Bill & Faye Ormsby

Birgit Okoth

Brian R. Larsen

Bruce E. Ralph

C. Lindhoest

C. Slorendo – Burnaby

Carol L. Thomson

Carolyn Alexander

Catherine Clutchey

Chandra Collett

Charles & Velma Alford

Christine Hoffmann

Christine Robertson

CM Buhler

Colleen A. McEachern

Cristina Madeiros

D & M Arstad – Petition

D. Anthony Hughes

DA Moyes

Dalton Jones

David Fortunat

David Gold

Davin A. Deelman

Dawn Trimble

Debbie Reynolds

Deborah Charrios

Dee Mitchell

Delphine & E. Lowe

Dennis Ableson, Carol Helland,

Elaine Dithurbide, George

Kelly

Ken & Vanessa Isilt

Ken & Rose Branscombe

Kenneth J. Orleski

L. Perko

L.D. & K.G. Farquharson

LC Brown

Lee Cruso

Leonard & Shirley King

Leonard & Betty Smith

Leslie Haynes

Leslie M. Smith

Lillian B. Van der Mark

Linda DeMerchant

Linda Ostubchuck-Ft St. John

LM & RS Trail

Lois A. Arnesen

Lola Backeland

Lola M Allen

Loretta Wales

Lorna Jackson

Lou Drage

Luz Caron-Dean

Lydia Waytook

Lynn Brown

Lynn Lagace

M. Ghadim

M. Heppner

M. Kotilla

M. McPhee

Margaret Gerk

Margaret H. Henderson

Marie Gazda

Marilyn Bateman

Marilyn Boston

Marilyn Goodridge

Marjorie Hammond

Marjorie McNichal

Marnie Peet

Martha Hett

Mary Reed

Mary Sandeski

MC Rushton

Melanie Leckovic

Merle Eldredge

Michelle Dersch

Michelle Okoth

APPENDIX B

Exhibit No.

Description

Dithurbide, Ron Dithurbide & John

Stix

Dennis Cook

Diane Poole

Dianne Kibbins

DM Sarter

Don & Dorothy McDougall

Don & Muriel Dunn

Don Gorby

Donald F. Pearson

Donald H. StoneHouse

Donn Moffat

Donna Jones

Doris Marley – Petition

Dorothy Martin

Douglas A. Ainsworth

Dr. Arthur Carballo

Dr. Douglas Coupland

Dr. John M. Boston

Dr. Mackenzie Brooks

Duncan DeLorenzi

E. Anne West

E. Brenda Prynn

E. Ikzaszyn

Ed Mann

Ed Senger

Edith Senger

Edith J. Parkyn

Edith Monet

Edmundo Davis

Edna Arcille

Edward D. Atkinson

Eileen Koochin

Elaine Hindson

Elaine McAndrew

Elizabeth McIntosh

Emerson & Robert Fox

Emil Ray

Emilia D. Valen

Ervin & Norma Ratch

Esther Harrison

Eugene & Adela Bergquist & Doug

Thompson & Shonni Iverson

Eunice Parker

Eva Fernandez

Frances Cammiade & A.E. Wall

Frank Buday

Mildred G. Robinson

Monica Skinner

Mr. & Mrs. A. Marsh

Mr. & Mrs. A. L. Schalkx

Mr. & Mrs. G. Discher

Mr. & Mrs. J. Space

Mr. & Mrs. L. W. Johnston

Mr. & Mrs. Murray Ray

Mr. & Mrs. Roy Sandberg

Mr. & Mrs. Stewart Castle

Mr. Kelley Thompson

Mrs. J. Watson

Mrs. Valle Lunzmann

Mrs. W. Ross Morton

Mrs. Willy Vandelft

Mr.s. Y. Mori

N. Barber

Nigel C. Taylor

Norm Labourne

Norma & E. O. Taite

Olga Khodyrenal

Olivia Padilla

Parkwood Mall PrGeorge Petition

Pat Rurge

Pat Sexsmith

Patricia Darling

Patricia Meadows- Petition

Patricia Young

Patti Glynes

Paul J. Dwyer

Paulette Mercier

Pauline Pringle

Peggy Ebuin

Petition dated October 11

Phyllis M. Lake

Phyllis & Wilf Collington

Prudence Moore

R.K. Kelly

R.H. Phineys

Rae Lewis

Raffle – Langley

Ralph Ingram

RE Smith

Regina Gibbons

Rhamona S. Vos-Browning

Rhonda Nelson

Richard H. Prinsep

APPENDIX B

Exhibit No.

Description

Fred & Sheila Marsh

Fred A. Young

Fred Ludwig

Freda Easy

Fredrick Lewis

Gale Penhall

Garry Kuse

Garvin Nyen

George Prokopich & Peggy Terisk

& Elizabeth Abbott

George Whaite

Gerald & Ellen Conway

Gertrude Irving

Gilles Giguene

Gladys Spafford

Glenn Irwin

Goldie McDougall

Goldie Pedersen

Gordon & Ann Semple

Gordon & Kathleen Jones

Grace Baines

Grace Rajala

Graeme & Hazel Baurne

H. Cole

H. Greenaway

Harold Dieno

Harry Galon

Heather Horsley

Hedley Lewis

Helen & Bill Crawford

Helen Nobel

Helen Porter- Petition

Helen Roberts

Hugh B. Young

I.& M. Chesson

I. Thielemann

Irene Shepherd

Iris Estabrooks

J. Christie

J. Cope

J. LePage

J. Stirling

J.H. McBride

Jackie Gilmour

James & Rosemary Kerr

Jane Brouwer

Janette Downes-Springer

Richard Harrison

Richard Roussin

Rita & Vernon Mohr

Rita Denis

RL Booth

Rob Nairne

Robert & Ethel Hackett

Robert & Joan Brown

Robert D. Strong

Robert W. McLaren

Robin MacGregor

Ronda Westergaard

Rowena Jimenez

Roy Cooke

Roy Stark

RW Anderson

S. Turner

S. Wilson

Sandra Horgans

Sandra Smeds

Sharon Sharp

Shayna Hornstein

Sheilagh Foster

Sonja & William Zambik

Stacey Blackwood

Stan & Betty Lilley

Steven Clutchey

Stu M. McIntosh

Stuart Berry

Susan Bege

Susan Cousineau

Susan L. de Roode

Susan Loadman

Susan Upton

Sylvia Perkins

Tania Elliott

The Kelfmauns – Quesnel

Thea & Duggen Gray

Theresa & Leon Gieselman

Tia Callihoo

Trevor Wright

V&E Roth

Valerie Seager

Velma Rhodes

Victor Ivan Carlson

Virginia Young

W.J.O’Donnell

APPENDIX B

Exhibit No.

Description

	Jean & Gerry Richardson Jean M Henderson Jean Walker Jeanette O’Donnell Jennifer Evin Jones Jennifer Wengrowich Jerry L’ttomme Jessie Kereaway Jesusa Ebrahimzadeh Joan Moyes	Walley P. Lightbody Walter & Ellen Gill WE Woodbrey William J. Wilson William Koochin Winnifred Gooding WR Kelton
E-90	Letters of Comment dated October 12, 2005 from the following:

Aftab Nuraney

Alan Cole

Alex Pepper

Alexandra Birch

Alistair J. Borthwick

Allen Arthur

Alma Lewis

Amanda Semenoff

Amelia Humphries

Andrea & Barry Toporowski

Andrea Halvorsen

Andrew & Kathy

Andrew Lissett

Ann Mortifee

Anne Andrews

Arjen Hulstra

Arne & Maureen Axen

Arnold McCutcheon

B. and W. Richards

Barbara Hodgson

Barbara Macnaughton

Barbara Mizgala

Barbara Sage

Barbara Tomasic

Basi Stuart-Stubbs & Brenda

Paterson

Beryl & Ron Cartwright

Beryl Wilson

Beth & Mike Horne

Bianca Lechner

Bill & Eileen Doherty

Bill & Betty Geier

Bill & Marjorie Stager

Bob & Pat Cannon

Jordan Levine

Josette Williams

Josh Murray

Joyce Tomm

Judith Swan

Judy Westacott

Julia MacKenzie

June McKain

K Perry

Kai Taylor

Karen Hale

Karen Jordan

Karen McLennan

Karen Young

Katarina Krc.

Kelly-Kenyon

Kelly Pearson

Ken & Mary Gibbs

Keri Roberts

Kevin Higgins

Kevin M Nicholson

Kevin Wallace

Kim Lane

Kjell & Lucy Hurlen

L Karow

L. Hewitson

L. Motchman

Ladislav William Krc

Lance & Sally

Lance Vrabek

Larry & Anita

Larry Helfrich

Laura Hahn

Laura Solberg

APPENDIX B

Exhibit No.

Description

Brenda Blakely

Brenda Harfield

Brenda Nelson

Brian & Sylvia Bell

Brian Thomson

Bruce A H McRae

Bruce Dolsen

C.F. Doyle

Candice Rideout

Carey Hill

Carla Burton

Carol Bjarnason

Carol Cartmell

Carol-Ann Frances Dwyer

Carole Benner

Carole Youds

Carolee Boivin

Caroline Mewis

Catherine Hammer

Chad Danyluck

Charles & Helen Tiers

Charlotte Bonin

Chelle Brewer

Chris Breadner

Chris Tamm

Chris Yates

Christina

Christy McTait

Chuck Alsberg

Cindy & Terry Lessard

Cindy Savoy

City Clerk

Clay Ewings

Clifton Cann

Clay Ewings

Clifton Cann

Clive Wilson

Colin Weavers

Colleen Austin

Colleen Garbe

Connie Phenix

D.Jaeger

D.North

Dana Kirkwood

Dane Roberts

Daniel Rondeau

Danielle

Laurel G Keating

Lauren Ollsin

Leah Thom

Leila F. Jensen

Leslie Dyson

Linda & Marc Limacher

Linda Jones

Linda Mills & Stefan Carson

Linda Schiman

Lois M. Gendron

Lorraine Koren & Michael Moriarity

Lorraine Prafke

Louise Greene

Louise Scheuer

Lucille Guiney

Luella Iwasiuk

Lynda Denier

Lynda Mears

Lynn Wittenberg

Lynyja Howse

M. Uni

Mandy Glanville
Marc Bowes
Marcel
Marcella Tiggewerth
Marcia Francis
Marea Larsen
Margaret & David Gramlich
Margaret Birley
Margaret Resin
Margaret Schubart
Marian Vogel
Marilyn
Marilyn Leslie Kan
Marilyn Pasztor
Marina Gryde
Marina Smidesang
Mark Biles
Mark Hanson
Marnie Wiffen & Ron Kohnke
Mary Billick
Mary I. Richardson
Mary Jo Abata
Mary Lachapelle
Mary Olson
Masami Yamanouchi
Matreya Monro

APPENDIX B

Exhibit No.

Description

Danika Dinsmore

Dareck Gorecki

Darren & Heather Miller

Daryl Armstrong

Dave & Linda Brown

Dave & Deanne MacMillan

Dave Miton

David Beneteau

David E. Cass

David Funk

David Money

David Usselman

David Williamson

Deborah Cameron

Debra Fallek

Debra Rafnkjelson

Delia von Schilling

Denise Grams

Dennis Clive

Derek C. LaCroix QC

Derek Dovale

Diana Ralston

Diane & Mervin Bjorgaard

Dianna Hurford

Dianne Haag

Dianne Woodman

Dick Soman

Diego Rodriguez

Dina Tsao

DJ Nutikka

Don & Ann Reynolds

Don Richardson

Donald Murray & Andree Galbraith

Donn & Viviaan Hall

Donna Harper

Donna Randazzo

Donna Young

Doug Turner

Douglas & Rebecca Scott

Dr. P. Severy

Dr. Deneen Baron

E.Anne Little

E.Cecill

E.Clayden

Earl Skaarup

Earle Tatlow

Earlene Fordeczka

Maureen Hanak

Mehrun Kassam

Mel Stangeland

Melanie Coath

Melba Thomas

Michael Annandale

Michael Baynham

Michael J. Fallon & Claudette

Michael Wall

Michele McCabe

Michele Turgeon

Michelle Yu

Mickey Lee & Jackie Bennett

Mike & Teresa Reid

Mike Puhach

Mirissa Farias

Morganne Keplar

Mr. D. Ashcroft

Mr. & Mrs. R. Harriott

Mr. Andrew Kineshanko & Mrs. Yvonne

Kineshanko

Mrs. Barbara Stampfl

Mrs. Elizabeth Huml

Mrs. R. Jones

Mrs. Susan Tate

Ms Sharon Lund

Ms. Lorenna Pardy

Murray Shoolbraid

Myna Lee Johnstone

Myrna Martin

N.Wigen

Nancy Cavin

Naseem

Neil Brown

Neil Harnett

Nick Walker

O.I. Johnson

Oscar & Noreen Johnson

P.Supeene

Pam O’Donnell

Pat & Jamie Scott

Pat Munroe

Patricia & Roman Woroch

Patricia A Hall

Patricia Ann Donahue

Patricia Maskell

Patricia Morris

APPENDIX B

Exhibit No.

Description

Ed Cavin

Eden Bishop

Edith & John Hilton

Eileen Little

Eileen Wttewaall

Elaine Miller

Eli McGinty

Elinor Warkentin

Elizabeth Rocha

Elizabeth Boates

Elizabeth Close

Elizabeth Ley

Ellen Pond

Ellen Runnalls

Emilia Rivas-Rivas

Emma Tanis MacEntee

Eric Proter

Erin Brownlee

Erin Sim

Erin Yakiwchuk

Ernest & Pauline Seth

Ernie Davis

Ernie & Bonnie Smallenberg

Erwin Diener

Esther Harrison

Estrellita Gonzalez

Evonne Dolphin

Fay Tomlinson

Fran Waldie

Frances Monro

Frank Borsa

Frank Collinson

Frank Schulte

Fred & Judy Roman

Fred Busch, Mayor

G Popoff

G.Campbell

G.Oliver

Gabrielle Newman

Gail Woodward

Garry Greene

Gary & Linda Johnson

Gerald E. Van Sickle

Gerri Patriquin-McKee

Gerry & Jean Kromm

Gina Green

Gina Main

Patricia Roemer

Patricia, Paul & Reid McGregor

Patrick Huband

Patti Outram

Peggy Hansen

Penny Aquino

Percy Folkard

Peter Frinton

Philip Lake

R.D. Keir

Ralph Marryatt

Randy Kanigan

Ray Mar

Rennie Hooley

Resa & Lance Birley

Rev. Sharon Cooke

Richard & Gail Kent

Richard Andrews

Richard Voitic

Rino Manarin

Rita McCormick

Robbie Roberts

Robert & Noreen Weston

Roberta Russell

Roberta Wong

Roger Norum

Roman Hildebrandt

Rosemarie Green

Rosemary Brosseau

Rosemary Morris

Rupert Adams

Russell Metcalfe

Ruth Grasby

S Hayes

S.H. Runquist

S.M. Ryan

Samaya Ryane

Sandra Chartrand

Sandra Henson

Sandra Paulsen

Sandra Wray

Sandy Liston

Sarah Laundy

Scott Nichol

Seungsoo Jung

Shannon Stewart

Shari Borger

APPENDIX B

Exhibit No.

Description

Glenn Parkinson

Gordon & Helen Galbraith

Gordon

Greg Gerwing

Hal Richardson

Harold Steiman

Harry & Nora Jukes

Harry & Louise Kirkpatrick

Heather Collins

Heather Frankson

Heidi Sohm

Helen Sandberg

Hilary Friesen

Hilda & Bill Miller

Honey Levanel

Ian Monro

Ilona

Irene & Gordon Shaffer

Irene Williams

Irma Sewerin

Jack & Barbara Lyngard

Jack Thornburgh

Jaclyn-McPhadden

James Arpe

James Millar

Jamie Alexandre

Jamie Mair

Jan Driessen van der Lieck

Jana & Ken Abramson

Jane Macdonald

Janet M Jans

Janet Mierau

Jayne Raffie

Jean & Chris Hahn

Jean MacIntosh

Jeff Hooker

Jennifer Bishop

Jennifer G. Keefe

Jennifer Groen

Jennifer Heath

Jennifer Heath-Cass

Jennifer Low

Jennifer Meier

Jerry & Pat Desjarlais

Jill Goudriaan

Jim Paul

Jim Swain

Sharon Ashe

Sharon Bovee

Sharon Grisdale

Shaun August

Shauna McGarrahan

Sheelagh O’Donnell

Sheila Harris

Shelley Johnson

Sheri Thornton

Sherri Kearns

Simone Green

Sondra MacLeod

Steve Toomey & David Hicks

Steven Luscher

Suan H. Booiman

Sue Bond

Sue Long

Sue Menzies

Susan & Joe Driussi

Susan Chepelsky

Susan Cross

Susan Lovejoy

Suzanne Fairley

Suzanne Rees

T Searles

Tamara Sweet

Tanis Helliwell

Ted Rashleigh

Ted Rodonets

Terry Chantler

Terry Marr

The Juren Family

Thomas Heath

Tim Yuswack

Todd Nelson Brekko

Tom Cockrell

Tom Douglas & Jan Lyle

Tom Dowker

Tom Heath

Tom Osborne

Tom Reinarz

Trevor Nicklason

V.W. Scholl

Vera Gottlieb

Vernon Neis

Victor Petit

Victoria Robinson

APPENDIX B

Exhibit No.

Description

Joan & Bryon McGaughey

Joan Cass

Joan Russow

Jo-Anna Logan

Jody & Brad Hesse

Joe Newton

Joe Randazzo

John & Bernice Fortunat

John Alton

John Baldwin

John Humeny

John M. Moore

John Smalley

John Stockton

John Theobald

Vincent Amendolagine

Virginia Christopher

Virginia Normandeau

W. Spalding

Wayne & Wendy Zambik

Wayne Murray

Wendy Belter

Wilfred C. Janes

William Gross

William K. Gross

William P. Jans

Wright

Zan Romeder

Zayda Ahmad

Zeus Bailey

E-91	Letters of Comment received October 12, 2005 via Canada Post/Facsimile:
	Anonymous 1 Anonymous 2 Barbara Kershaw Carol D. Reynolds, Trevor Reynolds & K. Reynolds Carol Stein D.F. Bruce D.Macdonald D.Wood David L. Mcinnes Dorothy Szabo	H.A. Beck Leif Iverson Patricia Senps Paul Knowles McInnes Petition 1 R.V. Lewo Ric Chapwick Richard Moose & Dorothy Ann Moose Robert D. Ewing Robert R. Wall Robin Suchy, W.R Preece, G. Preece
E-92	Letters of Comment dated October 13, 2005 from the following:

A.Hassanali

A.Moerman

Abdul M. Mousa

AC Austin

Adelle Nelson

Adrian Smith

Adrienne Longworth

Al Zylstra

Alastair Wilson

Alexandre Babeanu

Alf Nad Nancy McGuire

Alice Purdey & Fred Douglas

Alice Siu

Alice V. Berry

Aline LaFlamme

Joyce E Munn

Joyce McLees

Joyce Schimelfenig

Joyce Yee

Judith & Jean Paul Guy

Judith E. Rinta

Judith F. Monroe

Judith McLellan

Judith Price

Judy Gaylord

Judy Gill

Judy Jones

Judy Marshall

Julie Anne Ames

Julien Thomas

APPENDIX B

Exhibit No.

Description

Alison Bird

Allen Savoy

Amanda Dhalla

Amber Hockin

Amber Mann

Amber Sommerfeldt

Amelia Humphries

Anita O’Flaherty

Ann & John Waller

Anna Lee & Family

Anne-Marie Long

Annie Radisic

Anonda Berg

Anthony Bosecke

Arnold Porter

Ashly Nicol

Avis Seads

B Hillier

B.De Borggraef

B.Gail Riddell

B.Yeates

Barb Elmore

Barbara Kaye

Barbara Nash

Barbara Parsons

Barbara Porco

Barry Tucker

Barry

Ben Hudson

Berni Solhiem

Bert Klaver

Bertha J. Lawrence

Betty MacPhee

Betty Skakum

Bev Neilson

Bev Richards

Bill & Maevene Lahowy

Bill Klompas

Bill Michaux

Bill Tieleman

Bill Verbeek

Blair & Wendy Trousdell

Bonnie Coltman

Bonnie Schultz-Lorentzen

Brenda McLuhan

Brenda Salloum

Brendan F. Mongeon

Julieta Criollo

Julius & Shelagh Stroller

June Danielson

K Dyson

K Fan

K. Skov

Karen Froebe

Karen Laskey

Karin Bachman

Karin S. Trapnell

Karl Froschauer

Katarina Kolar

Kate Siddal

Katherine Bonathan

Kathie Putt

Kathleen Wallace-Deering

Kathy Kebarle

Kathy McLean

Keith W. Steeves

Kelly Booth

Kelly Mitchell & Cliff Haman

Ken McClelland

Ken Sinclair

Kendall Kyle

Kim & Richard Fisher

Kim Cole

Kim Lafferty

Kim Zinke

Kirsten Mason

Kirsten Skov

Kirthi Roberts

Klaus Gattner

Kristina Mitchell

L.A. Robison

L. Sichkar

Lana Panko

Laura Bishop

Laura Passenger

Laura Symmes

Laura, Brian, and Niklas Iwan

Laurel & Mark Axam

Lawrence Babcock

Lee Carter

Lee Darling

Lee Endersby

Lenore D. Lecy

Lesley-Ann Rolls

APPENDIX B

Exhibit No.

Description

Brent Henry

Brian Giesbrecht

Brian Redman

Brigitte & Edward Bogan

Brooke Burke

Bruce McLeod

Bruce Trites

Bruce Wilkinson

Calvin Martin

Carl Drugge

Carmen Norrish

Carmen Pelletier

Carol & Stewart Boyce

Carol Attenborrow

Carol Flynn

Carol Lynka

Carol Matchette

Carol Moore

Carol Winthrope

Caroline Baker

Caroline Brown

Caroline Stokl

Carolyn Harris

Carolyn Masson

Catharina & Horst Leidel

Catherine Duncan

Catherine Hammer

Catherine Jacobsen

Cathy Maniwa

Cathy Reckenberg

Charity Tulak

Charlene Ponto

Charlene Waters

Charles Rea

Charlotte Brown

Chris Barratt

Chris Bates

Chris Bayliss

Chris Campbell

Chris Driussi

Chris Marshall

Christine A. Muise

Christine Birdseye

Christine Green

Christine Ho

Christine Palinko

Christine Spencer

Leslie Eburne

Lianne Smithaniuk

Lily Derksen

Linda Bartlett

Linda Samland

Linda Smith

Lisa Bilchik

Lisa Brideau

Lisa Moffatt

Lisa Raison

Lisa Schwabe

Lisa Ellyin

Lori Peterson

Lorne Hanis

Lorne Hunter

Lorraine Bishop

Lorraine Roberge

Louise & Art Talbot

Louise Grant

Lucille Bates

Luke Family

Luke Sales

Lurene & Doug McNicol

Lyle Brydon

Lynda McInnes

Lynn Douglas

Lynn Ketch

Lynnette Lettinga

M. Jones

Maggie Aronoff

Malcolm W. Corey

Mallory Pred

Manon Gartside

Maragaret Brew

Marcia Harrison

Marcus Clark

Margaret Foden

Margaret Leibbrandt

Margaret McLean

Margaret Mostowy

Margo Mercier

Marie Cooper

Marilyn Schoenberger

Marilyn

Mark C. Roberts

Mark de Bruijn

Marlene Smith

APPENDIX B

Exhibit No.

Description

Christopher Adkins

Cinzia Dalgarno

Claire Sicherman

Clevanel

Cliff Haman

Clive Bethel

Colin & Carolyn Lee

Colin Morgan

Colin Thompson

Constantin Chira – Pascanut

Corinne Staver

Craig Costantino

Crystal & Gerry Foerster

Crystal

Curtiss Vaselenak

Cynthia Howden

Cyril Henderson

D.Brown

D.Hansen

D.McKee

D.E. Maris

Dale Dybhavn

Dalit Holzman

Dan Mason

Dana Shoesmith

Danaan Dallas

Danaca Ackerson

Darcie Peel

D’Arcy Oliver

Darren Campbell

Darren Peets

Dave & Shelley George

Dave Barrett

Dave Jarvis

Dave Turner

David A Danyluck

David & Carolyn Simmons

David & Gail Chartres

David Bishop

David C. Cooke

David C. Williams

David Dolsen

David Elmy

David Esteban

David James

David Labistour

David R Knight

Martin Fournier

Martin Healey

Marvin D. Friesen

Mary Catherine & Andre Ruel

Mary Hinchliffe

Mary Janeway

Matt Offer

Maureen Boissy

Maureen MacDonald

Maye Tsuida

Melinda Straight

Meredith McLeod

Michael Owens

Michele Joel

Michelle Huisman

Michelle K.

Michelle Paquette

Michelle

Mike Anderson

Mike Chapman

Mike Hanson

Mike O’Brien

Mike Ross

Mr. & Mrs. MacDonald

Mr. K. Parker

Mrs. Sferra

Ms. Darlene Deutch

Ms. Montgomery

Ms. Pat Row

Nadine Chambers

Nadine Wright

Nairn Albrecht

Nancy & Glen Adams

Nancy Crozier

Nancy Robertson

Nancy Vincent

Natasha Audy

Neil West

Nicole Shaw

Nigel Halsted

Nikki Roulston

Nina Westaway

Nory Esteban

Orlis Morgan

Otto Lim

Oz Northstar

P & R Haw

APPENDIX B

Exhibit No.

Description

David Stary

David Tracey

DB

Deb Sawatsky

Denise Stapleton

Dennis Gerace

Dennis Johnson

Dennis Schmidt

Dennis

Diana Dowsley

Diane Faurschou-Wong

Diane Gariepy

Dianne Milsom

Dick Smallenberg

Dn Pettipas

Don & Sylvia Currie

Don Ball

Don Chalmers

Don Fodor

Donald Kreye

Donna Cameron

Donna Murphy

Doreen Bonin

Doreen McCullock

Dorothy Carmichael

Dorothy Lee

Dorothy Young

Doug & Dana Howe

Doug Catley

Doug Lacina

Doug MacDonald

Doug McFee

Douglas Carter

Dr. Charity Mewburn

Dr. Tim Robinson

E.Battistella

E.Larry Berkey

E.A Turner

E.Carlson

Edith Levey

Eileen Farrer

Elaine & Ken Potter

Elaine Esteban

Elaine White

Elisabeth Ambler

Elise Finnigan

Elizabeth Neil

P. Smith

Pam Freir

Pamela Cop

Parry Z

Patricia Barclay

Patricia Faurot

Patricia Houston

Patricia Ross

Patrick Rogers

Patti Gardner

Paul E. Moes IV

Paul Sanborn

Paul Sheldrake

Paul St. Amand

Pauline Thompson & Robert Eberle

Penny Johnson

Peter Talbot

Peter Tweedie

Peter Vaisanen

Peter

Phil & Carol Brooks

Phyllis Irving

Pierce D. Graham

R. Hellard

R. Maclean

R. Mathews

R.A. Ralston

Raasveldt Anna

Rachel McDonnell

Ralf Niemzik

Ralph Behrens

Ralph Moore

Ramona Scheiding

Randy Dubbert

Randy Haw

Ray A. Matthews

Rena Hood

Rennie Holley

Revd Dr. A. J. Pell

Rhea Ravanera

Richard Zajchowski

Richard (Rick) A. Sieben

Richard & Adella Matthew

Richard Drdul

Richard Price

RJ Pred

Rob Roy

APPENDIX B

Exhibit No.

Description

Elmer D. Witt

Elsie Balluff

Emerson Thomas

Emily Guy

Emily Lehnen

Emma Stokes

Eric Evans

Erin Gibbs

Erin Mcdade

Erl Fearn

Ernie Siemens

Ernie Steele

Eugene Quan

Eve McLeod

F.G. Babuin

Felix Kaufhold

Francois Trahan

Francoise Brumeaux

Frauke Wildrich

Fred & Karin Robins

Frederick Kranz

G.Mah

Gail Buente

Garry MacPherson

Gary & Maggi McCartie

George McCutcheon

George Richards

Gerri & Ira Withler

Gillian Brangham

Gillian Sanderson

Glen

Glennis Tetrault

Glenys Tidy

Glynn Crew

Gordon Cool

Gordon Shoquist

Gordon Smeland

Gordon Thwaites & Family

Graeme Gibson

Grant Clubine

Grant Gould

Greg Brunette

Greg McCallum

Greg Nadeau

Gwen & Rob Myles

Hans Heringa

Harold & Gail Woodford

Robert & Joan Beddoes

Robert Jamnes Stewart

Robert Melnik

Robert Penkala

Robert Tsuida

Roberta Staley

Robin Behan

Robin Rombs

Rodger Cove

Rodney & Dawn Morris

Roger Rolfe

Ron @ Rose Purnell

Ron & Judith Rithaler

Ron Loewen

Ron Versluis

Rosemary Carter (Ph.D)

Rosemary Fitzgerald

Rosemary Phillips

Ross & Carrie Neggers

Rowan Keegan- Henry

Rufina Cua

Russell Plant

Russell Warren

Ruth Hodge

Ryan Foster

S. Bremner

S.J. Shaw

S. Johns & N. Giles

S.K. Northcott

Samantha Sternberg

Sandi Collins-Fleming

Sandra Barnes

Sandra Freeborn

Sandy Goettler

Sandy Parry

Sara Golling

Sarah Groves

Scicol

Sharon Cross

Sharon Dueck

Sharon Habib

Sharon Parker

Sharon Quaife

Shashi Prasad

Sheila Cockfield

Sheila Healey

Sheila Steeves

APPENDIX B

Exhibit No.

Description

Harold Neufeldt

Harry & Gillian

Harry Bogden & Francine Tournier

Hayley Stovin

Heather Wilkinson

Helen Carter

Helen Kelsey-Etmanski

Helen Lee

Herb Van den Dorpel

Herbert H. Porter

Hilary Coltman

Honourable Pat Carney

Ian & Jo Stewart

Ingrid Moerman

Irene Kootchin

Irwin (Herb) Baker

Isabel Reinelt

Isobel Farrell

J Earl Chambers Kimberley

J.Benzie

J.Jacobsen

Jack Beveridge

Jack Rowland

Jack Wong

Jackie Bradley

Jackie Rawlings

Jadwiga Downarowicz

James A Waldie

James Arpe

James Ong

James Wilms

Jamie Donatuto

Jan Mazereeuw

Jane Macdermot

Janet M Jans

Janet M Jans

Janet M. Greenwood

Janet Simpson

Janice McCann

Jason Holmes

Jean McLean

Jean Thompson

Jeff Hooker

Jeff Kain

Jeff Kit

Jeffrey Owen

Jennifer Fedorink

Sheila Turner

Sheillah & Bob Scott

Shelly Chvala

Sherrin Perrouault

Shoana Beveridge

Sid Crockett

Sigma Service Club

Simon Eley

Simon Franklin

Slester

Sonja Rawlings

Stacey Boon

Stanley N. Young

Stephanie Schikkerling

Stephen Davis

Stephen Hamada

Steve & Kris Gabbott

Steve & Sadie Haison

Steve Denroche

Steve Matovic

Steve Milum

Summer Stewart

Susan Chapman

Susan Minchin

Susan Raposo

Susan Whiting

Suzi Haskell

Tammy Hulstra

Tara Ramdin

Ted & Claire Rathbone

Ted Brand

Teresa L. Brown

Terra Marini

Terri Alcock

Terri Driedger

Terry Hunter

The MacKenzies

Thelma Mahaits

Theo Riecken

Thomas B. Friedman

Thomas N Behan

Tom Hedekar

Tom Newberry

Toren Barnes

Tracy Sutherland

Tricia McDonald

Trout

APPENDIX B

Exhibit No.

Description

Jennifer Niece

Jennifer Sweeney

Jenny Biem

Jeremy Balog

Jeremy Hale

Jerry Palo

Jerry Rolls

Jim Goddard

Jim Harris

Jim Meier

Jim Pilaar

Joan Bunn

Joan Churchill

Joan N Shirley

Joan Nazif

Joanne Oye

Joanne T.

Jocelyn Beaton

Jocelyn Morlock

Joe Ciccone

Joe Silverthorn

John & Lori Tober

John Bakker

John Bennet

John Beresford

John Burnell

John Wainwright

Jonathan Frantz

Josee Corrigan

Josefin Mutter

Josie Kotzo

Joy Reeves

Joyce Bork

Trudy Frisk

Trudy Tinkham

Tyler Ammerlaan

Valerie Evans

Valerie R. Breathet

Vanessa Kapka

Vanessa Van Vliet

Venus Pineda

Veronica Magnusson

Vicky Catchpole

Vincenza Cameron

Violet Moore

W. Anita Braha

W.R. Blair

W. S. Parker

Wayne Froese

Wburkholder

Wendi Saruk

Wendy Thompson

Wesley Doerksen

William Jans

William Jung

William P. Jans

William Spencer

William Turnbull

Willie Carter

Willy VanderGaag

Yoki Matthews

Yuriko Hashimoto

Zohreh Kazemzadeh

Zosia Bornik

Zshu-Zshu Mark

E-93	Letters of Comment received October 13, 2005 via Canada Post/Facsimile:
	A. Davies A. Nugent Act Gould Al Grant Albert Caputo & Family Alfred L. Ogilvie Alicia Jameson Alison Kendall Allan & Irene Grant Allan & Hazel Galloway Anonymous 2	Lee Davidson Leila I.Varga Leslie Coy Linda Lavigne Lisa Blackburn Lloyd Koshi Lois Jones Lori Featherstone Lorraine Smith Lucille Whyte Lynn Falk

APPENDIX B

Exhibit No.

Description

Anonymous 3

Anonymous 4

Anonymous 5

Anonymous 6

Anonymous 7

Anonymous – Langley BC

Anonymous – Maple Ridge BC

Anonymous – Nelson BC

Anonymous – Penticton BC

Anonymous – Richmond BC

Anonymous – Vancouver BC

Anonymous – Vancouver BC 2

Anonymous

B. Bodenhoff

B. Ehman

Barb & Garnet Hunt

Barbara Luman

Benjamin & Phyliss Bisset

Betty Stretch

Bevan Hemsworth

Bibi M. Chin, Ronald Chin & Rene

Grayer

Bob & Donna Nicholson

Bruce Thackeray

C. Fallis

C.C. Mills

Carly Reisig

Carol & Allen

Carolyn Bromby

Catherine Stephans

Catherine Stephens

Charmaine Mayes

Cheryl Davis

Chris & Marilyn Ingleby

Christy Couttz

Cindy Moreno

Colin Dover

Constantce Sherb

Cynthia Paterson

D. B. Walton

D. Campbell

D. Kennedy

Daloris Dawson

Darren N. Paterson

Dave Doran

David & Pamela Sherwin

David R. Hill ( University Of Alberta)

M. Westerlund

Madge L. Rattray

Margaret McDonald

Margaret Neilson

Marie Schurman

Mark Davis

Marnie Rideout

Mary Ann Thomson

Mary Donnelly, Sandra Donnelly &

Robert Donnelly

Mary E. Jolin

Mary Kendall

Mary Nash

Mary Yoshimi Natrano

Mats Tholin

Maude Krokusz

Maureen LaBelle

Maureen Mosher

Mavis & Ralph Shulz

Melva Grant

Michael Poole

Michael Riis – Christianson

Michael Roy Campbell

Mr. & Mrs. A. Miron

Mr. & Mrs. Colin & Diane Matheson

Mr. & Mrs. G.Aishizawa

Mr. & Mrs. Kirilenko

Mr. & Mrs. Louis G Sorrenti

Mr. & Mrs. William Harris

Mr. Chang

Mr. Nash

Mr. & Mrs. Palfenier, J. Palfenier &

D. Palfenier

Mrs. Frances Kennedy

Mrs. M. Fedden

N.M. Williams

Nancy L. Marrion

Naz

Neville Beddome

Nikole Macdonald

Nili Pisch

Nina Watts

Nora Blanck

Oliver & Dave Bjerstedt

P. Cottengham

P. Heinsdman

P.G. Leahy

APPENDIX B

Exhibit No.

Description

Dean Quiring

Debbie Wiebe

Delfa Syeklocha

Devin Reisig

Diane Salter

Dianne Ritchie

Diemeon & Anne Robertson

Don J. Rouse, Elena M. Rouse,

Darren F. C. Rouse & Becky D.

Rouse

Donna Denger

Donna Johnstone

Dr. Gregor

E. McLachlan

E.H. Stephens

Ed & Margaret Ruf

Edward & Gladys Slotylak

Edward & Shirley Miller

Eileen Downs

Elaine Ten –Pow

Elizabeth Beck

Ella Pahl

Eveline VanHaastent

Evelyn McClung

Evelyne Forbes

F. Wells

Fay Zens

Florence & Frederick Van Essen

Folicia Mareels

Francine Brown

Frank & Enis Anselmo

Fred Ramos

GM Norton

Geoffrey Whitaker

Gordon Humeny

Graeme & Hazel Bourne

Gwen Jackson

Gwendoline M. Stuart

H.Brown

H.Cantelon

H. Chadwick, Linda Chadwick & CC Powell

H.Veghedel

H.A. Devries

H.B Powell

Hal Prittie

Heather Dominelli

Pat Easterbrook

Patricia D. Landahl

Patricia Meadow

Patricia Smith

Patrick Fawkes

Patrick Teti

Paul Gurski

Peter Carson’s Petition (Cansteel

Machine Works LTD.)

Petition 1

Petition 2

Petition 3

Petition 4

Petition 5

Petition 6

Petition 7

Petition 8

Petition 9- Owners of Strata Title

Petition 10

Petition 11

Petition 12

Petition 12

Petition 13

Petition 14

Petition 15

Petition 16

Petition 17

Phyllis Fisher

Phyllis Kerr

Quinton Lam

R. Scott & Denise Graham

Rachel Hamilton

Randell Knight

Robert & June Ferguson

Robert Clifford

Robert D. Armstrong

Roman & Catherina Pelech

Ron & Gloria Tucksen

Ron Woodcox

Ronald & Shirley Smith

Rosanne Rumley

Rosemary Puefer

Roy & Lois Webb

Ruth Miller

S. Harrison, S.E. Harrison

Samson Yap

Sandra Bjarnason

APPENDIX B

Exhibit No.

Description

Helen & Gilbert Findlay

Helen Beaugrand

Henri & Heidi Frioud

Henry Yates

Hubert Culham

I. Anderson

Ian Neville

Isabel Trozzo

J. Collins

Jack Murphy

James & Katherine Green

Jane Moloughney

Janet Ray

Jean Hughes

Jim & Kathy Stonehouse

Jim Panter & Joy Panter

Jocelyn Morlock

John Shaw

Josephine Chataway

Joyce Kereliuk

Julia O’kane

June Latin

Karl Jensen

Katherine Hemsworth

Kathleen Murphy

Kathleen Tompkins

Ken & Mary Gibbs

Ken & Vanesa Isitt

Kristine Bougie

Kurt Mosebach

L.D. Travis

Larry & Eleanor Then

Sasha Crittaro

Scott Durham

Sharon Dueck

Sharon Rosk

Sheila Fry

Shelly Robertson

Shireen Habib

Shirley & Lorne Fleming

Shirley K. Bailey, J.K Bailey & Jerry

Bailey

Shirley Streich

Stephen C. Kershaw

Steve Chambers

Steve D. Chambers

Sue-Ellen Logue

Susan Bain

Sushila Deol

Suzanne Mah’s Petition

Suzanne Reisig

Ted Armstrong – Cariboo Region

Ursula Schmidhause

Varya Taylor

Vera Schmedding

Victoria Scharaf

W. and M. Reimer

W. J. Nepplewhite

Wayne Cullen

Wayne Peppard

Wendy Powley

William Boyd

William & Margaret Prior

E-94	Letters of Comment dated October 14, 2005 from the following:
	250-402-1200 250-402-1625 A.Sirk Aaron and Maja Malks Ada Glustein Adele Astorino Adriane Weller A.Glass Agnes Forster Aleta Fowler Alex Nicholl Alexis Nothstein	Judy Harris Judy Walsh Julian Fikus Julie Issac Julie, Geoff, Kayley and Beebop Hollyer Karen L. McNabb Karen Karin Clarke, Erick Lange, Roland Lange, Aline Lange Karl Koerber Karol Kasia Smolko

APPENDIX B

Exhibit No.

Description

Allison Neill

Amanda Seth

Amelia Grant

Andrew Williamson

Andy Hui

Angela Mah

Angela Pegg

Anita Wotschel

Ann

Anna C. Reilly

Anne Beesack

Antigone Dixon-Warren

Artemesia Minichiello

Audrey McClellan

B.Chretien

B.Gurr

B.Masson

B.Ulmer

B.Ohlke

Barbara Maxwell

Barbara Small

Barry Fleming

Barry Shelton

Beatrice Varley

Ben Skarbo

Bern Salvidge

Bernadette Kowey

Bette & Wilf Hoskins

Betty & Jack McKinnon

Betty Ediger

Betty Geier

Bev Cutler

Beverley Holmes

Beverly Gunnell

Bill Kobrosli

Bill Leaman

Bill Richards

Bill Sadar

Bill Shellard

Bob Little

Bob Nucich

Bonita Allen

Brenda Dahlie

Brenda Henuset-Point

Brent Hardy

Brian & Deborah McGukien

Brian De Paoli

Kate Burrows

Kate Onos-Gilbert

Katherine J. Maas

Kathleen Rose Brand

Kathy and Peter Brown

Kathy Burrell

Kathy Daunais

Katrina McGonigal

Keiko

Keith Burnett

Keith Larkin

Kele Fleming

Kelly Kennedy

Kelly Mossman

Ken & Eadie Thorsland

Ken Anderson

Ken Anderson

Ken MacAllister

Kenn, Chris, Lonnie, Bob and Alleen

McLaren

Kevin Buchanan

Kevin Dunphy

Kevin J. Hardy

Kevin Stranack

Kim Elchhorn

Kimiyo Kamimura

Kira Gerwing

Kirsti Vitanen

Kurt Belliveau

Kyle Crawley

Larry Knoesel

Larry Stevenson

Larry Young

Laurence McLaughlin

Laurie MacDonald

Lawrence Clayton

Leah DeBella

Leah Kelley

Leanna Peters

Lee Klassen

Leri Davies

Lesley Hesford

Lesley Kemp

Leslie Marining

Lester M. Jones

Libby Wingrove

Lin Hammill

APPENDIX B

Exhibit No.

Description

Brian Harrison

Brian Kelly

Bruce Anderson

Bud Brausen

Burt Cohen

C.Hendrickson

C.Wilson

Camerom Grant

Carl Chinn

Carla Graebner

Carol Barry

Carol Forcier

Carol J. Turner

Carol Kelsay

Carol Roberts

Caroline Hendry

Caroline Young

Caroline

Carolyn Carpenter

Carolyn Stevens

Carri & Lawrence Grant

Caspar Davis

Catherine Lloyd

CEC Hardy

Celine Mauboules

Chantel Mebs

Charlene Powell

Charles Newson

Charmaine Murray

Chester Brown

Chris Bouris

Chris Caswell

Chris Meyers

Chris Skonberg

Chris Villarruel

Chris Trunkfield

Chrissy da Roza

Christine Kufner

Christine Turner

Christopher Coward

Clair W. Wakefield

Cliff du Fresne

Colleen Brown

Colleen Power

Connie Lam

Connie McGregor

Constance Fogal

Linda Acosta

Linda G. Krahn

Linda McKoryk

Linda Sklazeski

Linda Theodosakis

Lindsie Tomlinson

Linell Sterns

Lisa & Brand Geary

Lisa Barrett

Livio Susin

L Jhindle

Lois Schultz

Loraine Stephanson

Lorna McBride

Lorraine Hagen

Louise & Douglas Gibson

L.Sheppard

Lynn Falconer

Lynn Tryon

M.Gilhespy

Maja Malks

Majid Ghorbani

Marcia Stewart

Margaret Feehan

Margaret Marshall

Maria Rego

Marianne Hall

Marilyn Joyce

Marion Morrison

Marion Straker

Mark Christie

Mark Preston

Mark Reddekopp

Mark Woloshen

Marliese Dawson

Marnie Watson

Martin Fisk

Marvin Wideen

Mary Golinsky

Maureen Gielty

Max and Joan Ongaro

Meg Holdsworth

Megan Hunter

Megan L. Crouch

Melissa Linteris

Meredith Hunter

Micah Waskow

APPENDIX B

Exhibit No.

Description

Corinne & William McDill

Corinne MacGillvray

Cristina Tognon

D.Mahony

D.Aird

Dale Saunderson

Dan LaRocque

Dan Mason

Dan Sirk

Danielle Bruneau

Danna Upper-Shuamon

Darlene Kalesnikoff and Family

Dave & Andrea Clyne

Dave Kelly and Michael Rosaine

Dave Mattson

Dave Neilson

David A. J. Irwin

David and Anne Stacey

David and Deanna Hawley

David Crook

David Ellingsen

David Kuntz

David McGee

David Mebs

David Wah

David Woolacott and Monique

Kamokoff

Dena Ponto

Debbie Kemp

Deborah Allain

Dejon Costello

Delton Fallis

Dena Skalin

Denis and Margo Whyte

Denis O’Gorman

Dennis Barberree

Diana Wood

Diane Singleton

Dianne Lane

Dick France

Don and Elaine Kelley

Don Ball

Don Haythorne

Don Lawrence

Donna and Jim

Donna Cochran and Greg

Spendjian

Michael Bjornson

Michael Mouat

Michael Wood

Michelle Bjornson

Mike and Moira Hourigan

Mikw Wheater

Mindy Ulmer

M.J. Embury

Morag Cochrane

Morrison

Mr. J. Staniewicz

Mr. R. Bertrand

Mrs. Kelly Gibbons

Mrs. Monica Grant

Ms. Webb

Mushtaq Jaffrey

Myriam Laberge

Nadine Classen

Nadine Katz

Nancy & Russell Barad

Nancy Henry

Nancy Kane

Nancy Yee

Neil Bauder

Nelson Webster

Neysa Finnie

Nicki Stieda

Nicole Yeung

Niel C. Thiessen

Nigel Banks

Nina Heidtke

Norma Carrie

Norman Bursey

Norman C. Conrad

Normandy Daniels

Nyomi Ross

Ole Anderson

P. Ryan Madder

Pamela Meling

Pat Bayes

Pat Higinbotham

Patricia Barry

Patricia Wiggins

Paul Gaston

Paul Reimer

Paulette Hucul

Penny Johnson

APPENDIX B

Exhibit No.

Description

Donovan Ashby

Doran Osterhold

Dorothy Goldstein

Dorothy Thomson

Dorothy Watts

Doug Fetherston

Doug Sloan

Doug Turner

Dr. Jeanette Smith

Dr. John M. Shaw

Dr. Fernand Ellyin and Mrs.

Suzanne Ellyin

Dr. William S. Havens

E.Alexander

E.Leroux

E.Omaga

Ed & Karen Susheski

Egbert Plug

Egil Lyngen

Elizabeth Eakin

Eric Lorenz

Erika Syvoks

Erin Embley

F.D. Manchester

Faye Graham

Flo Ryan

Frances East

Frances Pickett

Frances West

Francisco Luna

Frank A. Pelaschuk

Frank Narrow

Frank Standeven

Fred Ott

Fred P. P. Turner

G. Stephen Denroche

Gail Leslie

Gail Newell

Garry Barsalou

Garry Fletcher

Garth Richter

Gary Buglioni

Gary D. Elsdon

Gary MacDonald

Gary N. L. Lawrence

Geoffrey Way

Gerry Nesbitt

Peter and Yolande Lissett

Peter Moogk

Petrick and Bradley

Phi

Philip Clement

Pirjo Raits

R.Foster

R.Grass

R.Hicks

R.Saumur

R.W. Adams

Randy Davis

Randy Dubbert

Randy Kamp, M. P.

Randy Loski

Ray Smith

Ray Tracy

Reid O’Flaherty

Rhonda Burr

Richard Mahoney

Richard Nadeau

Rob Boyce

Robert Beckwermert

Robert Kelly

Robert Mogensen

Robert Slaven

Robert Weatherwax

Roberta Clair

Rod & Mrs. June McKellar

Rod Heenan

Roderick Wong

Roger and Lillian Gardener

Rosa Pearson

Rosanne Wozny

Rosemary Harrison

Rosie Bratovenski

Roslyn Henderson

Roz Powell

Ruth and Albert Galinis

R.W. Claridge

Ryan Hamilton

Rylo Santan

S. Cobden

Sam Anderson

Sam Hannah

Samantha Anderson

Samuel Mustone

APPENDIX B

Exhibit No.

Description

Gill & Jerry Wood

Gillian M. Palejko

Glen Edwards

Glenn and Loretta Barr

Gordon and Audrey Fairbairn

Gordon Gauthier

Gordon Reid

Grant

Guy A. Duperreault

H. & J. Vurzinger

Hans & Ursula Litzcke

Harald Riffel

Heather & Don Boyle

Heather Copeland

Heather Stewart

Helen Radomske

Helen Row

Helene Dufour

Henry Chow

Holly Paris

I.Ulmer

Ian Birch

Ian Hutcheson

Ian Maas

Inderpal Diocee

Ingrid Steenhuisen

Irene Barker

Irene Eaves

Irene McKerlich

Ivan Antoniw

J.Mah

J.A.C. Derham-Reid

J.Anctil

J.Cochrane

J.Houlden

J.Hutcheson

J.McKay

J.Smith

Jacqueline Clark

Jacqulin McNicol

Jamie law

Jan Maxey

Jane MacDonald-Duval

Jane Roher

Janet Rippingale

Janice Baker

 Janne Perrin

Sandra Jones

Sandra Wright

Sarah Chester

Sarah Weber and Adrian Litz

Sean McIsaac

Senja Palonen

Sequoia Publications

Shane Simpson

Shannon Young

Shannon

Sharon Harder

Sharon Treanor

Sheila Clarke

Sheila Fidler

Sheila Roth

Shelley Prince

Shera Shivji

Sherri Kajwara Bjorsnson

Sheryl Smith

Shohreh Hadian

Sigrid Willett

Silvia Farlinger

Simon Earl

Simon Warby

Sonya Wilson

Stefan Brunhoff

Stephanie Lawrence

Stephen Pickett

Steve Bede

Steve Breker

Steve Oulet

Steve Schoenhoff

Susan Adams

Susan and Shelby Deglan

Susan E. Gauthier

Susan, Edna and Chapin Key

Susan Lucas

Susan Raposo

Susan Wood

Sylvia And Donovan Downton

Sylvia Richardson

Sylvia Roberts

Tamara Orr

Tania Stacey

Tanis and Murray Phillips

Tazmeen Ismail

Teri Dyer

APPENDIX B

Exhibit No.

Description

Jason Conn

Jason Farra

Jean King

Jean Logan

Jeananne Brehon

Jean-Claude Ndungutse

Jeannine Scott

Jen Witmer

Jennifer & Chris Woudstra

Jeremiah Baker

Jeremy Walls

Jerry Constant

Jill Inglis

Jill McGlenen

Jill McIntyre

Jill Stainsby

Jillian Skeet

Jim Sheehan

Jim Woodward

Joan and Steve Debella

Joan Carter

Joan Harding

Joan Morgan

Joan Roe

Joan Toews

Joanna Wood

JoAnne M. Kirk

Jodie Cuervo

Joe Cheng

John Lunam

John Tregilges

John Woods

Jordan Hoffman & Adam

Durakovic

Jorge G. Puyssegur

Judith E. Giles

Judith Hodgson

Terry & Wendy Buchamer

Terry and Pauline Cross

The Myrah Family

Tina Svreck

Tjitske Nijdam

Todd M. Mundle

Tom Pickett

Tracey Moir

Tricia Sharpe

Ursela Stephane

Ursula Pfahler

Valerie Rampone

Van and Evie Gale

Vera Smart

Verita van Diemen

Vernice & Geoff Drewery

Vickki Montigny

Vincent J. Sofra

Walter Hardy

Warren and Susan Painter

Warren Kohlhaas

Wayne and Olga McDonald

Wayne Bovee

Wayne Gibbsons

Wayne Macleod

William and Lorraine Allison

William Howe

Wing Sun Simon Hong

Yuki Matsuno

Yvonne Kowalyk

Yvonne M. Pigott

Zane Kushnirak

Zshu-Zshu Mark

E-95	Letters of Comment received October 14, 2005 via Canada Post/Facsimile:
	A.Grant Abigail Lyne Alane E. Cole Amy R. Strickland Anand Gandhi Anonymous 2 Anonymous 3	Keith Larkin Keith Miles Ken Dresen L.Grigg Laszlo J. Veto Lawrence & Helena Laursen Leonard J. & Patricia Toye

 APPENDIX B

Exhibit No.

Description

Anonymous 4

Anonymous 5

Anonymous – North Vancouver

Anonymous

Arliss A. Kehoe

Arnold & Sylvia Peterson

Audrey & Graham

B.Loughlian

B.K. Roberton

Bansi Gandhi

Barb Reardon

Barbara & Jullat

Barbara E. Catto

Barbara Viczian

Barry Shelton

Bernice May

Bev Day

Beverley Bonneyte

Beverly Dorman

Bob Edwards

Carolyn Schacher

Catherine Chimenti

Christine J. Durack

Christopher Coward

Clarice E. Hall

Cosmas Manousiadis

D.Bailey

D.Chatatway

D.Pederson

Dan Makes

David Quigg

Deborah Pirzek

Denise & Loine Westfield

Dennis & Deborah Courtiff

Devlin Desrocher

Diane St. Louis

Dianne Boucher

Don Diesing

Don Strickland

Dr. Edward Gibson & Marianne

Gibson

Dr. Satya Brown

Ed & John Travers

Edgar Streich

Edward Ken Wong

E.J. Gordon

Elaine Golds

Lillian Fullen

M.J. Mackenzie

M.Glenn Barr

M.F. Neelands

Malcolm McLaren – Allied

Shipbuilders Ltd.

Margaret Main

Margaret Richardson

Margaret Walker

Marie Gazda

Marie Pirzek

Marjorie Hougham

Marread Sikkes

Mary Davison

Mary Jordan

Megan Charlton

Michael Hryniuk

Monika Kingsbury

Mr. & Mrs. Smith

Mrs. Judy Nelson

Ms. Collins

Ms. H. Hawthorne

Ms. Rukshana

Ms. Sooroo

N.G. Maclean

Nana Hashimots

Nancy Hailliwell

Patricia Darling

Paul P. Fraser

Paul Wainwright

Peggy – Jean Simpson

Penny Stirling

Peter Chataway

Peter Wainwright

Petition 1

Petition 2

Petition 3

Petition 4

Petition 5

Petition 6

Petition 7

Petition 8

Petition 8 Part 2

Petition 8 Part 3

Petition 8 Part 4

Petition 8 Part 5

Petition 9

APPENDIX B

Exhibit No.

Description

Ernest Desrosiers

Ernie and Donna Holbech, Joy-

Anne Hope, Jeannette Townsend

and Victor Holbech

Erwin Smith

F.Geoghegan

Frances Moorcroft

G.&D. Cooper

G.Parole

Gaila L. & Arthur L. Foort

George Hope

George Poncelet

Greg Chapman & Karen Marotz

Gregory Todd Babcock

Guy Smeeth

H.(Andy) & Vicki Andersen

H.M. Gilan & Family

Heide Brown

Getal Gandhi

Hilda Roddan

Ian Gartshore

Irene Rathbone

J.Burns Petition

J.Roher

Jalpa Ruparelia

Jean Roberts

Jean Stilwell

Jeff Wong

Joe LesBlanc

John & Leslie Rowlands

John Humeny

John Pirzek

Joy Chase

Joy Christian

Joy Robinson

Joy Darnall

Joyce M. Ballantyne

Judy Myrfield

K. Rockliffe

Karle Foli, Sylvia Sy & Isabelita

Liabore

Kay Carter

Petition 10

Petition 11

Petition – Household of Malahat

Place

Petition

Phil Christensen

Pratrap Gandhi

Priya Gandhi

R.Lane

R.Morgan

Randy Kamp, M.P.

Ray Cherniak

Raymond & Elsie Luporini

Reverend Michael Piddington

R.Glashan

Richard McPartlin

Robert & Patricia Carroll

Robert Cichocki

Robert Reisig

Robin Barker

Rodger & Jane Aiers

Ronak Ruparelia

Sandy Duke

Shirley Wong

Sophie Semchuk

Stephanie Brady & Roman

Rudnicki

Stuart McKirdy

Susan Snell

T.Werner

T.D. Nicoll

Ted & Linda Munroe

Velia Laval & Lars Anderson

Veronica Naickel

Vi Wilde

Victoria Uberall

W.H. & M.A. Lowden

Walt Hardy

Walter Vokradsky

Wendy Duke

Wendy Rosnimi

Wisdom

E-96	Letters of Comment received via Canada Post/Facsimile:
	J. Loeh J. Saunders	E. Kolko E.T. Horabin

APPENDIX B

Exhibit No.

Description

N. Pearson Lehmann Gordon Moore H. Turk Anonymous Margaret Penticton R. Sherwin	S. Clement M. Hamilton Clarke City of Rossand City of Burnaby City of Duncan Town of Smithers Mary Blumer